Prospectus Stone Ridge Trust IV Stone Ridge Post-Event Reinsurance Fund Common Shares

The Fund. Stone Ridge Post-Event Reinsurance Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that continuously offers its shares (“Shares”).

Investment Objective. The Fund’s investment objective is to achieve long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategy. After a catastrophic insured loss event, particularly in the U.S., the reinsurance industry will have to pay out a significant amount of capital and will, therefore, have less capital available to underwrite risks in the immediately following years. Having access to stable, long-term capital, especially after a catastrophically large loss, is a key concern for reinsurers and, therefore, a potential opportunity for investors. The Fund is intended to serve as a vehicle to allow investors to maintain or grow their exposure to the reinsurance asset class at such time. In order to take advantage of potential post-event opportunities for investors, the Fund does not anticipate that it will begin selling Shares or accepting offers to purchase Shares (“commencement of investment operations”) unless and until Stone Ridge Reinsurance Risk Premium Interval Fund (the “Reinsurance Interval Fund”), a closed-end interval fund managed by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”), experiences a material drawdown. Such a loss is likely to be due to U.S. event(s), but may also result from events outside the U.S.

The Fund will pursue its investment objective by investing all or substantially all of its assets in the Reinsurance Interval Fund, a closed-end management investment company; for this reason, the Fund’s investment objective is the same as that of, and the Fund’s policies (through investments in the Reinsurance Interval Fund) are substantially the same as those of, the Reinsurance Interval Fund. The Reinsurance Interval Fund pursues its investment objective primarily by investing in reinsurance-related securities, including event-linked bonds, shares or notes issued in connection with quota shares (“Quota Share Notes”), shares or notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), shares or notes issued in connection with industry loss warrants (“ILW Notes”) and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”). Under normal circumstances, the Reinsurance Interval Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in reinsurance-related securities. Reinsurance-related securities typically are below investment-grade or are unrated. Reinsurance-related debt securities that are below investment-grade may be referred to as “junk bonds.” Accordingly, the Reinsurance Interval Fund’s portfolio will be primarily invested in high yield, high risk securities. The Reinsurance Interval Fund may also enter into other types of investments that enable the Reinsurance Interval Fund to provide risk transfer services, as the Adviser may consider appropriate from time to time.

Investment Adviser. The Fund’s investment adviser is Stone Ridge. As of August 31, 2016, Stone Ridge managed approximately $8.0 billion of assets.

•	The Fund does not intend to list its Shares on any securities exchange and the Fund does not expect a secondary market in its Shares to develop.

•	An investment in the Fund is not suitable for investors who may need to access the money they invest in the short term.

•

The Fund will make a repurchase offer twelve months after commencement of investment operations and quarterly thereafter for a minimum of 5% of its outstanding Shares; as a result, investors should consider Shares of the Fund to be an illiquid investment.

•	There is no assurance that the Fund will be able to maintain a certain level of distributions.

•

Distributions may be funded from offering proceeds, which may constitute a return of capital and reduce the amount of capital available for investment. See “Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

Because the Fund will invest all or substantially all of its assets in the Reinsurance Interval Fund, the Fund is subject to the same risks as the Reinsurance Interval Fund. The Reinsurance Interval Fund will invest in securities that are rated below investment grade or that will be unrated but judged by the Adviser to be of comparable quality. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

An investment in the Fund’s Shares should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment. See “Risk Considerations,” beginning on page 28, to read about the risks you should consider before buying Fund Shares, including the risk of leverage.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Fund’s Shares are sold at a public offering price equal to their net asset value per share and are not subject to any charge as of the date of this Registration Statement. See “Fund Expenses” and “Shareholder Guide — How to Buy Shares.”

The date of this Prospectus is October 26, 2016

Interval Fund. The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, will make a repurchase offer twelve months after commencement of investment operations and quarterly thereafter for at least 5% and not more than 25% of the Fund’s outstanding Shares. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares. The Shares are, therefore, not marketable. Even though the Fund will, after commencement of investment operations, make repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders at the intervals described above, you should consider the Shares to be illiquid.

Reorganization. Approximately 9 months after the Fund commences investment operations, the Fund’s Adviser is expected to recommend to the Fund’s board of trustees (the “Board” and each of the trustees on the Board, a “Trustee”) that the Fund be reorganized with and into the Reinsurance Interval Fund effective as of the 1 year anniversary of the Fund’s commencement of investment operations (the “Reorganization”). The Reorganization would be effectuated at the discretion of the Board and is not expected to require shareholder approval. Until the Reorganization or, if the Reorganization is not consummated, until the first repurchase offer, investors will be unable to sell their Shares. The Board will endeavor to consummate the Reorganization at a time that allows investors an opportunity to participate in a repurchase offer shortly thereafter, but it is possible that the next repurchase offer in the Reinsurance Interval Fund may be up to approximately four months after the Reorganization.

In connection with the Reorganization, existing shareholders of the Fund will receive shares of the Reinsurance Interval Fund in exchange for their Shares of the Fund. Like the Fund, the Reinsurance Interval Fund operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940 (the “1940 Act”). Under this structure, the Reinsurance Interval Fund conducts quarterly repurchase offers in the same manner as the Fund.

Investment in the Fund involves substantial risks. Because the Fund will invest all or substantially all of its assets in the Reinsurance Interval Fund, the Fund is subject to the same risks as the Reinsurance Interval Fund. The Fund is sold to (i) institutional investors (as described in “How to Buy Shares” below), including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by the

Adviser; (ii) clients of such institutional investors; and (iii) certain other Eligible Investors (as defined in “How to Buy Shares” below). The minimum initial account size is $15 million, subject to certain exceptions. See “Investment Minimums.” Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. The reinsurance-related securities in which the Reinsurance Interval Fund invests are typically considered “high yield” and reinsurance-related debt securities may be considered “junk bonds.” It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objective and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age, and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. Before investing in the Fund, an investor should read the discussion of the risks of investing in the Fund in the “Investment Objective, Policies and Risks” section beginning on page 20 of this Prospectus.

	Per Share	Total*
Price to Public	$10.00	$1,000,000
Sales Load	None	None
Proceeds to the Fund	$10.00	$1,000,000

*	Expenses of issuance and distribution include $100.70 in registration fees and $520,011 in estimated legal and accounting fees.

The date of this Prospectus is October 26, 2016

This Prospectus sets forth concisely information you should know before investing in the Shares. You should read this Prospectus carefully before deciding to invest in the Fund and you should retain it for future reference. A Statement of Additional Information dated October 26, 2016, as it may be amended, containing additional information about the Fund, has been filed with the SEC. The Statement of Additional Information, annual and semi-annual reports to shareholders when available and other information about the Fund can be obtained without charge by calling (855) 609-3680 or by visiting www.stoneridgefunds.com. A table of contents to the Statement of Additional Information is located at page 58 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information, as well as material incorporated by reference into the Fund’s Registration Statement and other information regarding the Fund, are available: at the SEC’s public reference room in Washington, DC (call (202) 942-8090 for information on the operation of the reference room); from the EDGAR database on the SEC’s internet site (www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund’s address is 510 Madison Avenue, 21st Floor, New York City, NY 10022.

Shares of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

An investor should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult your own professional advisors as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s Shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (“SAI”). In particular, you should carefully read the risks of investing in the Fund’s Shares, as discussed under “Investment Objective, Policies and Risks — Risk Considerations.”

The Fund

Stone Ridge Post-Event Reinsurance Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that continuously offers its shares (the “Shares”). The Fund will invest all or substantially all of its assets in Stone Ridge Reinsurance Risk Premium Interval Fund (the “Reinsurance Interval Fund”). An investment in the Fund may not be appropriate for all investors.

Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) is the Fund’s investment adviser.

The Offering

Shares of the Fund are being offered during an initial offering period at the offering price, which is $10.00 per share. The Fund expects the initial offering of Shares to terminate shortly following commencement of investment operations (or such earlier or later date as the Adviser may determine in its discretion). The Shares are expected to be offered on a continuous basis thereafter at net asset value (“NAV”) per share. There is no minimum number of Shares (by all investors in the aggregate) required to be purchased in the initial offering or any subsequent offering. Proceeds from the offering will be held by the Fund’s custodian.

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus. In addition, it is expected that the Reinsurance Interval Fund will be closed to new investors and investments by existing investors during a period of time after the Fund begins selling Shares and until the Reorganization. Any opening or closing of the Reinsurance Interval Fund will be disclosed to investors via a supplement to the Reinsurance Interval Fund’s prospectus.

In addition, upon commencement of investment operations, the Fund will be made available for investment on a priority basis to a group of investors (the “Consortium”) who have participated in educational sessions regarding the Fund and the Reinsurance Interval Fund and the asset class in which the Fund and the Reinsurance Interval Fund invest. If capacity allows, once orders are fulfilled for the Consortium, the Fund will then be made available for investment by other investors. The Fund may also prioritize and allocate capacity to the Consortium upon any subsequent re-opening of the Fund. The Consortium members do not have any special rights to offering price, dividends or liquidation. The Consortium is expected to consist of a selected group of RIAs who have discretionary authority to invest on their clients’ behalf and a fiduciary duty to their clients, and with whom the Adviser has a long-standing relationship. Members of the Consortium and their clients are not obligated to invest in the Fund.

The Fund’s Shares are offered through Quasar Distributors, LLC (the “Distributor”), as the exclusive distributor on a best efforts basis. The minimum initial investment is $15 million, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. See “Shareholder Guide — How to Buy Shares.” Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Shares.

Periodic Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to, upon commencement of investment operations, make offers to repurchase between 5% and 25% of its outstanding Shares at NAV. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. The Fund will make a repurchase offer twelve months after commencement of investment operations and quarterly thereafter. Written notification of each repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Principal Risks of the Fund—Repurchase Offers Risk.”

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Investment Objective and Policies

The Fund’s (and the Reinsurance Interval Fund’s) investment objective is to achieve long-term capital appreciation. There can be no assurance that the Fund (or the Reinsurance Interval Fund) will achieve its investment objective.

After a catastrophic insured loss event, particularly in the U.S., the reinsurance industry will have to pay out a significant amount of capital and will, therefore, have less capital available to underwrite risks in the immediately following years. Having access to stable, long-term capital, especially after a catastrophically large loss, is a key concern for reinsurers and, therefore, a potential opportunity for investors. The Fund is intended to serve as a vehicle to allow investors to maintain or grow their exposure to the reinsurance asset class at such time. In order to take advantage of potential post-event opportunities for investors, the Fund does not anticipate that it will begin selling Shares or accepting offers to purchase Shares (“commencement of investment operations”) unless and until the Reinsurance Interval Fund experiences a material drawdown. Such a loss is likely to be due to U.S. event(s), but may also result from events outside the U.S.

The Fund will pursue its investment objective by investing all or substantially all of its assets in the Reinsurance Interval Fund, a closed-end management investment company; for this reason, the Fund’s investment objective is the same as that of, and the Fund’s policies (through investments in the Reinsurance Interval Fund) are substantially the same as those of, the Reinsurance Interval Fund.

The Reinsurance Interval Fund pursues its investment objective by investing primarily in reinsurance-related securities, including event-linked bonds, shares or notes issued in connection with quota shares (“Quota Share Notes”), shares or notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), shares or notes issued in connection with industry loss warrants (“ILW Notes”) and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”). Under normal circumstances, the Reinsurance Interval Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in reinsurance-related securities. Reinsurance-related securities typically are “high-yield” or below investment-grade or are unrated. Reinsurance-related debt securities that are below investment-grade may be referred to as “junk bonds.” Accordingly, the Reinsurance Interval Fund’s portfolio will be primarily invested in high yield, high risk securities. High yield securities typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics. High yield securities may also include securities that are not rated. The Adviser has broad discretion to allocate the Reinsurance Interval Fund’s assets among these investment categories. The Reinsurance Interval Fund may invest in reinsurance-related securities across the high yield spectrum, but generally intends to focus its investments in higher yielding, higher risk securities within the below investment-grade category. The Reinsurance Interval Fund has no limit as to the maturity of the securities in which it invests or as to the market capitalization of the issuer. To the extent consistent with the repurchase liquidity requirement of an interval fund, the Reinsurance Interval Fund may invest without limitation in illiquid securities.

Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds. The Reinsurance Interval Fund may invest in event-linked bonds in one or more of three ways: the Reinsurance Interval Fund may purchase event-linked bonds when initially offered; the Reinsurance Interval Fund may purchase event-linked bonds in the secondary, over-the-counter market; or the Reinsurance Interval Fund may gain indirect exposure to event-linked bonds using derivatives. The Reinsurance Interval Fund may pursue other types of event-linked derivative strategies using derivative instruments that are typically contingent, or formulaically related to defined trigger events.

Trigger events may include hurricanes, earthquakes and weather-related phenomena, non-natural catastrophes, such as plane crashes, or other events resulting in a specified level of physical or economic loss, such as mortality or longevity. Trigger events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. In order for a trigger event to be deemed to have occurred, the event must be of the type specified, it must occur within the specified geographic area, and it must result in at least the threshold amount

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of loss (for example, a hurricane in Miami that causes a specified dollar amount of damage), and the event must occur while the bond is outstanding or the derivative position remains open. The Reinsurance Interval Fund has no limit as to the types of events, geographic areas or thresholds of loss referenced by event-linked bonds in which it can invest. Generally, the event is either a natural or non-natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Non-natural perils include disasters resulting from human activity such as commercial and industrial accidents or business interruptions.

The Reinsurance Interval Fund may also seek to gain exposure to reinsurance contracts by holding notes or preferred shares issued by a special purpose vehicle (“SPV”) whose performance is tied to underlying reinsurance transaction(s), including Quota Share Notes, Excess of Loss Notes and ILW Notes. The Reinsurance Interval Fund, as holder of a note or preferred share issued by the SPV, would be entitled to participate in the underwriting results and investment earnings associated with the SPV’s underlying reinsurance contracts.

Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. For example, under a 20% quota-share agreement, the SPV would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Reinsurance Interval Fund, as holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims, up to the total amount invested.

Investments in Excess of Loss Notes provide exposure to a form of reinsurance pursuant to which one party (typically an insurer or reinsurer) purchases protection against losses that exceed a specified threshold up to a set limit. For example, under such an arrangement, an insurer may have a book of business with $6 billion of total risk in respect of large, catastrophic losses. Such an insurer can purchase reinsurance protection from an SPV for 40% of single-event losses the insurer suffers between $4 billion and $5 billion by paying the SPV a fixed premium. In this example, if the insurer suffered a loss of $5 billion due to one event, it would cover the first $4 billion itself and file a reinsurance claim with the SPV to pay 40% of the further $1 billion in losses (i.e. $400 million) and pay the remaining $600 million itself. If the insurer had losses of $6 billion, it would cover the first $4 billion itself, look to the SPV to pay 40% of $1 billion (again paying the $600 million itself) and would further retain the obligation to pay the additional $1 billion that exceeds the reinsurance (which, in this example, covered losses between $4 billion and $5 billion). The “trigger” for this type of reinsurance contract would be losses in excess of the specified amount. The Reinsurance Interval Fund, as a holder of an Excess of Loss Note, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims, up to the total amount invested.

Investments in ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. For example, the buyer of a “$100 million limit US Wind ILW attaching at $20 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or an SPV) and in return will receive $100 million if total losses to the insurance industry from a single US hurricane exceed $20 billion. The industry loss ($20 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($100 million in this case) is referred to as the “limit.” ILW Notes could also provide exposure to transactions linked to an index not linked to insurance industry losses, such as windspeed or earthquake magnitude and location. The Reinsurance Interval Fund, as holder of an ILW Note, would be entitled to a return linked to the premium paid by the purchaser of protection and the occurrence or non-occurrence of the trigger event.

In implementing the Reinsurance Interval Fund’s investment strategy, Stone Ridge will seek to invest in reinsurance-related securities tied to a varied group of available perils and geographic regions. Further, within each region and peril, Stone Ridge seeks to hold a balance of exposures to underlying insurance and reinsurance carriers, trigger types, and lines of business. The Adviser will continue to monitor the risk of the Reinsurance Interval Fund’s investments on a regular basis.

Many of the reinsurance-related securities in which the Reinsurance Interval Fund will invest will be issued by non-U.S. issuers. As a result, the Reinsurance Interval Fund may invest substantially in securities issued by foreign sovereigns or by U.S. or foreign entities that are corporations, partnerships, trusts or other types of business entities.

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Under normal circumstances, the Reinsurance Interval Fund intends to invest substantially all its assets in reinsurance-related securities. The Reinsurance Interval Fund retains the flexibility, however, to invest in other instruments as the Adviser may consider appropriate from time to time, including registered investment companies, U.S. government securities, cash and cash equivalents. The Reinsurance Interval Fund may also enter into other types of investments that enable the Reinsurance Interval Fund to provide risk transfer services, as the Adviser may consider appropriate from time to time. The Reinsurance Interval Fund’s assets may be invested in a wholly-owned and controlled subsidiary (the “Subsidiary”) formed under the laws of the Cayman Islands and advised by the Adviser. The Subsidiary, like the Reinsurance Interval Fund, is expected to invest primarily in reinsurance-related securities. The Reinsurance Interval Fund may invest up to 25% of its assets (at the time of purchase) in the Subsidiary. References herein to the Reinsurance Interval Fund include references to the Subsidiary in respect of the Reinsurance Interval Fund’s exposure to reinsurance-related securities.

Leverage

Each of the Fund and the Reinsurance Interval Fund may obtain leverage through borrowings in seeking to achieve its investment objective. Each of the Fund’s and the Reinsurance Interval Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The ability of each of the Fund and the Reinsurance Interval Fund to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The Investment Company Act of 1940, as amended (the “1940 Act”), requires a closed-end fund to maintain asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act). This means that the value of each of the Fund’s and the Reinsurance Interval Fund’s senior securities representing indebtedness may not exceed one-third of the value of its total assets (including such senior securities), measured at the time the Fund or the Reinsurance Interval Fund issues the senior securities. Investments or trading practices that involve contractual obligations to pay in the future are subject to the same requirements unless the Fund or the Reinsurance Interval Fund designates liquid assets in an amount the Fund or the Reinsurance Interval Fund believes to be equal to the Fund’s or the Reinsurance Interval Fund’s contractual obligations (marked-to-market on a daily basis) or appropriately “covers” such obligations with offsetting positions.

Leverage can have the effect of magnifying the Fund’s and the Reinsurance Interval Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s and the Reinsurance Interval Fund’s NAVs. This means that the Fund and the Reinsurance Interval Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund and the Reinsurance Interval Fund owned its assets on an unleveraged basis. The value of an investment in the Fund and the Reinsurance Interval Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund and the Reinsurance Interval Fund are exposed to leverage directly or indirectly.

Investment Adviser and Administrator

Stone Ridge Asset Management LLC is the investment adviser of the Fund. As of August 31, 2016, Stone Ridge managed approximately $8.0 billion of assets. Robert Gutmann, Alexander Nyren, Benjamin Robbins, Ross Stevens and Yan Zhao (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each of the Portfolio Managers also serves as a portfolio manager of the Reinsurance Interval Fund. See “Management of the Fund” beginning on page 42 of this Prospectus.

Distributions

The Fund intends to declare and pay dividends of substantially all net investment income and net realized capital gains at least annually. Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund. See “Distributions and Federal Income Tax Matters” beginning on page 53 and “Dividend Reinvestment Plan” beginning on page 55 of this Prospectus. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds.

Distributor, Transfer Agent and Custodian

Quasar Distributors, LLC, of Milwaukee, Wisconsin is the Fund’s distributor. U.S. Bancorp Fund Services, LLC, of Milwaukee, Wisconsin is the Fund’s transfer agent, administrator and accounting agent. U.S. Bank, NA, of Milwaukee, Wisconsin is the Fund’s custodian. The Fund compensates the distributor, transfer agent and custodian for their services. See “Plan of Distribution” beginning on page 44, “Services Agreement” beginning on page 51 and “Payments to Financial Firms” beginning on page 51 of this Prospectus.

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Unlisted Closed-end Fund Structure; Limited Liquidity

The Fund’s Shares are not listed, and the Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described herein. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.

Reorganization into the Reinsurance Interval Fund

Approximately 9 months after the Fund commences investment operations, the Fund’s Adviser is expected to recommend to the Board that the Fund be reorganized with and into the Reinsurance Interval Fund effective as of the 1 year anniversary of the Fund’s commencement of investment operations (the “Reorganization”). The consummation and timing of the merger remains subject to the Board’s discretion, the Board’s consideration of other strategic alternatives and applicable regulatory requirements and is not expected to require shareholder approval. There can be no assurance that the reorganization with the Reinsurance Interval Fund will occur or that it will occur within the time period contemplated. Until the Reorganization or, if the Reorganization is not consummated, until the first repurchase offer, investors will be unable to sell their Shares. The Board will endeavor to consummate the Reorganization at a time that allows investors an opportunity to participate in a repurchase offer shortly thereafter, but it is possible that the next repurchase offer in the Reinsurance Interval Fund may be up to approximately four months after the Reorganization. For example, if the Fund consummated the Reorganization immediately after the Reinsurance Interval Fund sent repurchase request notifications to its shareholders in the middle of October of a given year, an investor would be entitled to participate in the following repurchase offer, for which the Reinsurance Interval Fund would send repurchase request notifications in the end of January of the following year.

Following the Reorganization (assuming the satisfaction of any conditions precedent to effecting the Reorganization (the “Closing Conditions”)), the Adviser will continue to serve as investment adviser to the Reinsurance Interval Fund. In the Reorganization (assuming the satisfaction of the Closing Conditions), the Fund will merge with and into the Reinsurance Interval Fund and, in connection therewith, the Fund’s shareholders will receive shares of the Reinsurance Interval Fund in exchange for their Shares.

The Reinsurance Interval Fund has an identical investment objective and its investment strategies, policies and restrictions will be substantially similar to those of the Fund at the time of the Reorganization. Like the Fund, the Reinsurance Interval Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. An “interval fund” is a type of fund which, in order to provide liquidity to shareholders, adopts a fundamental investment policy to make periodic offers to repurchase between 5% and 25% of its outstanding shares at NAV. In connection with any given repurchase offer, it is possible that an interval fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. The Reinsurance Interval Fund does not intend to list its shares on any securities exchange, and anticipates that no secondary market will develop for its shares. Accordingly, an investor in the Reinsurance Interval Fund may not be able to sell any Reinsurance Interval Fund shares when and/or in the amount that it desires. Thus, the shares would be appropriate only as a long-term investment. In addition, repurchase offers may subject the Reinsurance Interval Fund to special risks. See “Risk Considerations — Repurchase Offers Risk.”

The Reorganization (assuming the satisfaction of the Closing Conditions) is not expected to result in higher expenses for shareholders. Additionally, Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Reorganization. The Reorganization is intended to be a tax-free transaction, provided that certain conditions are met, and it is intended that no gain or loss will be recognized by shareholders as a result of the Reorganization for U.S. federal income tax purposes. It may not be possible for the Reorganization to be a tax-free transaction under the law then in effect.

If the Closing Conditions are not met and/or the Reorganization is unable to be conducted as a tax-free transaction, the Board may proceed with the Reorganization as a taxable transaction or may consider other strategic alternatives.

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Special Risk Considerations

An investment in the Fund involves special risk considerations. Because the Fund will invest all or substantially all of its assets in the Reinsurance Interval Fund, the Fund is subject to the same risks as the Reinsurance Interval Fund. You should consider carefully the risks summarized below, which are described in more detail under “Investment Objective, Policies and Risks — Risk Considerations” beginning on page 28 of this Prospectus.

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. The reinsurance-related securities in which the Reinsurance Interval Fund invests are typically considered “high yield” and reinsurance-related debt securities may be considered “junk bonds.” It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age, and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

No Prior History

The Fund is a newly organized closed-end management investment company with no history of operations and is designed for long-term investors and not as a short-term trading vehicle. The Reinsurance Interval Fund has a limited history of operations and commenced investment operations on December 9, 2013.

Reinsurance-Related Securities Risk

The principal risk of an investment in a reinsurance-related security is that a triggering event(s) (e.g., (i) natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area; or (ii) non-natural events, such as large aviation disasters) will occur and the Reinsurance Interval Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. If multiple triggering events occur that impact a significant portion of the portfolio of the Reinsurance Interval Fund, the Reinsurance Interval Fund could suffer substantial losses and an investor, such as the Fund, will lose money. A majority of the Reinsurance Interval Fund’s assets will be invested directly or indirectly in reinsurance-related securities tied to natural events and/or non-natural disasters and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, reinsurance-related securities carry a high degree of risk. The Reinsurance Interval Fund is subject to the principal risks described below, whether through the Reinsurance Interval Fund’s (i) derivatives positions or other investments, (ii) investments through the Subsidiary, or (iii) direct investments.

Event-Linked Bonds. Event-linked or catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Reinsurance Interval Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds.” The rating, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Reinsurance Interval Fund.

Quota Share Notes, Excess of Loss Notes and ILW Notes. The Reinsurance Interval Fund may gain exposure (directly or indirectly) to reinsurance contracts through Quota Share Notes, Excess of Loss Notes and ILW Notes. These securities are subject to the same risks discussed herein for event-linked or catastrophe bonds. In addition, because Quota Share Notes, Excess of Loss Notes and ILW Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Reinsurance Interval Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Reinsurance Interval Fund’s investment in Quota Share Notes, Excess of Loss Notes and ILW Notes, which will place the Reinsurance Interval Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of Quota Share Notes, Excess of Loss Notes and ILW Notes more difficult and potentially result in mispricing that could result in losses to

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the Reinsurance Interval Fund. See “Illiquidity and Restricted Securities Risk” and “Valuation Risk” herein. In Quota Share Notes trades, ILW Notes trades and Excess of Loss Notes trades, the Reinsurance Interval Fund cannot lose more than the amount invested.

Risk-Modeling Risk. The Adviser, in selecting investments for the Reinsurance Interval Fund, will generally consider risk models created by independent third parties, the sponsor of a reinsurance-related security or a broker. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure. The Adviser will use the output of the risk models before and after investment to assist the Adviser in assessing the risk of a particular reinsurance-related security or a group of such securities. Risk models are created using historical, scientific and other related data. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event. In addition, any errors or imperfections in a risk model or in the data on which it is based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Reinsurance Interval Fund’s performance. Risk models are used by the Adviser as one input in its risk analysis process for Reinsurance Interval Fund investments.

Illiquidity and Restricted Securities Risk. To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund and the Reinsurance Interval Fund may invest without limitation in illiquid investments. Illiquidity risk is the risk that the investments held by the Reinsurance Interval Fund may be difficult or impossible to sell at the time that the Reinsurance Interval Fund would like or at the price that the Reinsurance Interval Fund believes the security is currently worth. As a relatively new type of financial instrument, there is limited trading history for reinsurance-related securities, even for those securities deemed to be liquid. There can be no assurance that a liquid market for the Reinsurance Interval Fund’s investments will be maintained. At any given time, the Reinsurance Interval Fund’s portfolio may be substantially illiquid.

The Reinsurance Interval Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Reinsurance Interval Fund. The Reinsurance Interval Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Reinsurance Interval Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Reinsurance Interval Fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Reinsurance Interval Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Reinsurance Interval Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. As an investor in the Reinsurance Interval Fund, the Fund will also be subject to some of these risks, because its ability to participate in the Reinsurance Interval Fund’s repurchase offers and the extent of its participation will be limited by the timing of those repurchase offers and the percentage of outstanding shares the Reinsurance Interval Fund repurchases in any given quarter.

Certain of the instruments in which the Reinsurance Interval Fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “1933 Act”) and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid if Stone Ridge determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue.

Valuation Risk. The Reinsurance Interval Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Reinsurance Interval Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, or human error. In addition, pricing of reinsurance-related securities is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur. The Reinsurance Interval Fund’s investments in reinsurance-related securities for which market quotations are not available will be valued pursuant to procedures adopted by the board of trustees of the Reinsurance Interval Fund. Because the value of the Fund’s Shares is based on the value of the Reinsurance Interval Fund’s shares, the Fund will also be exposed to this risk.

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Moral Hazard Risk. Reinsurance-related securities are generally subject to one or more types of triggers, including so-called “indemnity-triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Reinsurance-related securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such reinsurance-related securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Reinsurance Interval Fund, and in turn, the Fund.

Limited Availability and Reinvestment Risk. Investments in reinsurance-related securities may be limited, which may limit the amount of assets the Reinsurance Interval Fund may be able to invest in reinsurance-related securities. The limited availability of reinsurance-related securities may be due to a number of factors, including seasonal concentration of issuances, limited selection that meets the Reinsurance Interval Fund’s investment objective and lack of availability of reinsurance-related securities in the secondary market.

Reinsurance Industry Risk. The performance of reinsurance-related securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.), non-natural large catastrophes and other specified events causing physical and/or economic loss. Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss (for example, a hurricane in Miami that causes a specified dollar amount of damage). Generally, the event is either a natural or non-natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Non-natural perils include disasters resulting from human activity, such as commercial and industrial accidents or business interruptions. Major natural disasters in populated areas (such as in the cases of hurricane Katrina in New Orleans in 2005 and super storm Sandy in the New York City metropolitan area in 2012) or related to high-value insured property (such as plane crashes) can result in significant losses and investors in reinsurance-related securities tied to such exposures may also experience substantial losses. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase.

Floating-Rate Instrument Risks

A significant percentage of the reinsurance-related securities in which the Reinsurance Interval Fund directly or indirectly invests are expected to be variable rate, or floating-rate, event-linked bonds. Floating-rate instruments and similar investments may be illiquid or less liquid than other investments.

Borrowing Risk

The Fund and the Reinsurance Interval Fund may borrow to meet repurchase requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund and the Reinsurance Interval Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund and the Reinsurance Interval Fund’s ability to obtain leverage through borrowings is dependent upon such Fund’s ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the Fund’s or the Reinsurance Interval Fund’s investment portfolio and magnify the Fund’s or the Reinsurance Interval Fund’s investment losses or gains. Borrowing will also cost the Fund and the Reinsurance Interval Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s and the Reinsurance Interval Fund’s return.

Leverage Risk

The Reinsurance Interval Fund may borrow or enter into derivative transactions for investment purposes, which will cause the Reinsurance Interval Fund to incur investment leverage. Therefore, the Reinsurance Interval Fund is subject to leverage risk. Leverage magnifies the Reinsurance Interval Fund’s exposure to declines in the value of one or more underlying investments or creates investment risk with respect to a larger pool of assets than the Reinsurance Interval Fund would otherwise have. This risk is enhanced for the Reinsurance Interval Fund because it invests substantially all its assets in reinsurance-related securities. Reinsurance-related securities can quickly lose all or much of their value if a triggering event occurs. Thus, to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh the Reinsurance Interval Fund’s investment and result in significant losses to the Fund and the Reinsurance Interval Fund. The value of an investment in the Reinsurance Interval Fund will be more volatile and other risks tend to be compounded if and to the extent the Reinsurance Interval Fund borrows or uses derivatives or other investments that may have embedded leverage. Engaging in such transactions may cause the Reinsurance Interval Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

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Derivatives Risk

Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference asset they are designed to track. The Reinsurance Interval Fund may invest directly or indirectly in derivatives for investment purposes and for hedging and risk management purposes. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Reinsurance Interval Fund. See the Statement of Additional Information for additional information of the various types and uses of derivatives in the Reinsurance Interval Fund’s strategy.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, the Reinsurance Interval Fund’s use of over-the-counter (“OTC”) derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. If the counterparty defaults, the Reinsurance Interval Fund will still have contractual remedies but may not be able to enforce them. The Reinsurance Interval Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Reinsurance Interval Fund, and in turn, the Fund.

Derivatives also present other risks described herein, including market risk, illiquidity risk, currency risk, and credit risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

The Reinsurance Interval Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. The Adviser may decide not to use derivatives to hedge or otherwise reduce the Reinsurance Interval Fund’s risk exposures, potentially resulting in losses for the Reinsurance Interval Fund and, in turn, the Fund.

Swaps Risk. The Reinsurance Interval Fund may obtain event-linked exposure by investing directly or indirectly in, among other things, event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes, weather-related phenomena and other criteria determined by independent parties. If a trigger event(s) occurs, the Reinsurance Interval Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in reinsurance-related securities, including risks associated with the counterparty and leverage. See “Prospectus Summary — Leverage” above.

Below Investment Grade Securities and Unrated Securities Risk

The Reinsurance Interval Fund may have exposure without limitation, to reinsurance-related securities that are rated below investment grade or that are unrated but are judged by the Adviser to be of comparable quality. Below investment grade debt securities, which are commonly called “junk bonds,” are rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), or have comparable ratings by another rating organization. Accordingly, certain of the Reinsurance Interval Fund’s unrated investments could constitute a highly risky and speculative investment, similar to an investment in “junk bonds.” The rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Therefore, securities with a lower rating reflect the rating agency’s assessment of the substantial risk that a triggering event will occur and result in a loss. The rating also reflects the reinsurance-related security’s credit risk and the model used to calculate the probability of the trigger event. The rating system for reinsurance-related securities is relatively new and significantly less developed than that of corporate bonds and continues to evolve as the market develops. There is no minimum rating on the instruments in which the Reinsurance Interval Fund may invest.

Credit Risk

The reinsurance-related securities in which the Reinsurance Interval Fund invests directly or indirectly will be subject to credit risk. The principal invested in many reinsurance-related securities is held by the SPV in a collateral account and invested in various permissible assets set forth under the terms of the SPV. In these cases, typically, the collateral account is invested in high quality U.S. government securities (i.e., U.S. Treasury bonds). However, in certain reinsurance-related securities, the collateral account may be invested in high yielding, higher risk securities.

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Collateral will generally be invested in accordance with the terms of the SPV and overseen by a collateral manager appointed by the SPV; therefore, the Reinsurance Interval Fund is dependent upon the manager to invest the collateral account proceeds appropriately. A small portion of the reinsurance-related securities in which the Reinsurance Interval Fund invests may, in lieu of such collateral account arrangements, provide for the collateral to be held by the reinsurer. When a collateral account is invested in higher yielding, higher risk securities or when the collateral is held directly by the reinsurer, the Reinsurance Interval Fund will be subject to the risk of non-payment of scheduled principal and interest on such collateral. Such non-payments and defaults may reduce the income to the Reinsurance Interval Fund and negatively impact the value of Reinsurance Interval Fund shares and, in turn, the Fund’s Shares.

Foreign Investing Risk

The Reinsurance Interval Fund may invest directly or indirectly in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the Reinsurance Interval Fund will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, the Reinsurance Interval Fund may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Certain SPVs in which the Reinsurance Interval Fund invests may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. insurers are subject. Such SPVs may pose a greater risk of loss, for example, due to less stringent underwriting and/or risk-retention requirements. The Reinsurance Interval Fund’s investments will consist primarily of event-linked bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes that provide the Reinsurance Interval Fund with contractual rights under the terms of the issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers.

Currency Risk

It is expected that a substantial portion of the Reinsurance Interval Fund’s direct or indirect investments in reinsurance-related securities will be U.S. dollar denominated investments. To the extent the Reinsurance Interval Fund invests in non-U.S. denominated instruments, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. Currency exchange rates can fluctuate significantly for many reasons. The dollar value of foreign investments may also be affected by exchange controls. Currency risk also includes the risk that the currency to which the Reinsurance Interval Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Reinsurance Interval Fund may realize a loss both on the hedging instrument and on the currency being hedged.

Equity Investing Risk

The Reinsurance Interval Fund may at times invest directly or indirectly in equity securities, which may be publicly or privately offered. The equity securities in which the Reinsurance Interval Fund invests may be more volatile than the equity markets as a whole. Equity securities risk is the risk that the value of equity instruments to which the Reinsurance Interval Fund is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate, and the particular circumstances and performance of the issuers. The prices of equities are also sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase. Market conditions may affect certain types of equity securities to a greater extent than other types. Equity securities have experienced significantly more volatility in returns than debt securities.

Subsidiary Risk

By investing through its Subsidiary, the Reinsurance Interval Fund is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary will not be registered as an investment company under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act, although the Subsidiary will be managed pursuant to the compliance policies and procedures of the Reinsurance Interval Fund applicable to it. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Reinsurance Interval Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Reinsurance Interval Fund, and, therefore, the Fund.

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Non-Diversification Risk

The Reinsurance Interval Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Reinsurance Interval Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Reinsurance Interval Fund invests a higher percentage of its assets in the securities of a single issuer, the Reinsurance Interval Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely. The Fund is also classified as a “non-diversified” fund under the 1940 Act, and, because it invests all or substantially all of its assets in the Reinsurance Interval Fund, it is also subject to this risk.

Market Risk

The value of the Reinsurance Interval Fund’s investments may decline, sometimes rapidly or unpredictably, due to general economic conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic or political conditions throughout the world, changes in interest or currency rates or adverse investor sentiment generally. The value of the Reinsurance Interval Fund’s investments also may decline because of factors that affect a particular industry or industries.

Management and Operational Risk

The Fund and the Reinsurance Interval Fund are subject to management risk because they rely on the Adviser’s ability to achieve their investment objectives. The Reinsurance Interval Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Reinsurance Interval Fund and, in turn, the Fund to incur significant losses. The Adviser may select investments that do not perform as anticipated by the Adviser, may choose to hedge or not to hedge positions at disadvantageous times and may fail to use derivatives effectively.

Any imperfections, errors, or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect the Reinsurance Interval Fund’s performance and, in turn, that of the Fund.

The Fund and the Reinsurance Interval Fund also are subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber attacks, disruptions and failures affecting, or by, a service provider.

Tax Risk

The Fund and the Reinsurance Interval Fund each intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for such treatment, the Fund or the Reinsurance Interval Fund, as the case may be, must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income. If the Reinsurance Interval Fund were to fail to qualify as a RIC, then, absent a cure of such failure (which might not be available), the Fund would itself fail to qualify as a RIC.

The Reinsurance Interval Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Reinsurance Interval Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect the Reinsurance Interval Fund’s, and thus the Fund’s, ability to qualify for such treatment.

If, in any year, the Fund or the Reinsurance Interval Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund or the Reinsurance Interval Fund, as the case may be, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

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Reorganization Risk

There is a risk that the Fund may not be able to complete any Reorganization on a tax-free basis. If the Reorganization is unable to be conducted as a tax-free transaction, the Board may proceed with the Reorganization as a taxable transaction or may consider other strategic alternatives.

Repurchase Offers Risk

As described under “Periodic Repurchase Offers” and “Periodic Repurchase Offers of the Reinsurance Interval Fund” below, each of the Fund and the Reinsurance Interval Fund is an “interval fund.” In order to provide liquidity to shareholders, the Reinsurance Interval Fund, subject to applicable law, conducts quarterly repurchase offers of the Reinsurance Interval Fund’s outstanding shares at NAV, subject to approval of the board of trustees of the Reinsurance Interval Fund. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of the Reinsurance Interval Fund’s outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund will make a repurchase offer twelve months after commencement of investment operations and quarterly thereafter, in the manner described above, pursuant to Rule 23c-3. Each of the Fund and the Reinsurance Interval Fund believes that these repurchase offers are generally beneficial to shareholders and repurchases generally are or, in the case of the Fund, will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund or the Reinsurance Interval Fund to be fully invested or may force the Fund or the Reinsurance Interval Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund or the Reinsurance Interval Fund’s investment performance. Moreover, diminution in the size of the Reinsurance Interval Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Reinsurance Interval Fund to participate in new investment opportunities or to achieve its investment objective. Similarly, a diminution in the size of the Fund through repurchases may result in the need to dispose of Reinsurance Interval Fund shares at a disadvantageous time or may limit the ability of the Fund to invest fully in the Reinsurance Interval Fund or to achieve its investment objective. If the Fund or the Reinsurance Interval Fund employed investment leverage, repurchases would compound the adverse effects of leverage in a declining market. In addition, if the Fund or the Reinsurance Interval Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender, by increasing the expenses of the Fund or the Reinsurance Interval Fund, as the case may be, and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund or the Reinsurance Interval Fund, as the case may be, will effect repurchases on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund and the Fund may be unable to liquidate all or a given percentage of its investment in the Reinsurance Interval Fund at NAV during a particular repurchase offer. Some shareholders of the Fund, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular repurchase offer, thereby increasing the likelihood that proration will occur. Similarly, the Fund may tender more shares of the Reinsurance Interval Fund in order to meet its own repurchase requests and thereby cause the Reinsurance Interval Fund’s repurchase offers to be oversubscribed. A shareholder in the Fund, and the Fund, as a shareholder in the Reinsurance Interval Fund, may be subject to market and other risks, as the NAV of shares of the Reinsurance Interval Fund or the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tenders is determined. In addition, repurchases may be taxable events to shareholders in the Fund or to the Fund as a shareholder in the Reinsurance Interval Fund.

Expense Risk

Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons.

Anti-Takeover Provisions

The Fund’s and the Reinsurance Interval Fund’s Amended and Restated Declarations of Trust, together with any amendments thereto, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or the Reinsurance Interval Fund, as the case may be, or to convert the Fund or the Reinsurance Interval Fund, as applicable, to open-end status.

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FUND EXPENSES

The following table describes the combined fees and expenses of the Fund and the Reinsurance Interval Fund that you will incur (directly or indirectly) if you buy and hold Shares of the Fund. The Adviser has entered into a contractual expense limitation agreement with the Fund pursuant to which the Adviser has agreed to pay or otherwise bear operating and other expenses of the Fund, subject to certain excluded expenses, as described in the Annual Fund Operating Expenses table below. However, investors will indirectly bear fees and expenses of the Reinsurance Interval Fund, which are reflected in the following chart and in the example below.

Shareholder Transaction Expenses (fees paid directly from your investment)
Maximum Repurchase Fee(1)	2.00%

Annual Fund Operating Expenses(2) (as a percentage of net assets attributable to the Shares)
Management Fees(3)	2.00%
Interest Payments on Borrowed Funds(4)	0.01%
Service Fees(5)	0.20%
Other Expenses(6)	0.49%
Acquired Fund Fees and Expenses(7)	0.14%
Total Annual Fund Operating Expenses	2.84%
(Fee Waiver and/or Expense Reimbursements)/Recoupment(8)	(0.42%)
Total Annual Fund Operating Expenses After (Fee Waiver/Expense Reimbursement)/Recoupment(8)	2.42%

(1)

The Fund does not currently charge a repurchase fee. However, the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase. The Reinsurance Interval Fund also may charge a repurchase fee of up to 2.00%, although it currently does not do so. The Reinsurance Interval Fund has determined not to charge such a repurchase fee to the Fund.

(2)

Amount assumes that the Fund sells $1.8 billion worth of Shares during the Fund’s first twelve months following commencement of investment operations, that the Fund’s net offering proceeds from such sales equal $1.8 billion and that the Fund’s average net assets during the period equal one-half of the net offering proceeds, or approximately $900 million. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the number of Shares the Fund sells in this offering. For example, if the Fund were to raise proceeds significantly less than this amount over the first twelve months, average net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will sell $1.8 billion worth of Shares during the first twelve months following commencement of investment operations.

(3)

Only the Management Fee of the Reinsurance Interval Fund is shown. The Reinsurance Interval Fund pays the Adviser a Management Fee at the annual rate of 2.00% of the average daily net assets of the Fund. Under the Fund’s Management Agreement, the Adviser is entitled to receive a management fee of 2.00% as payment for its services to the Fund; however, the Adviser has agreed to permanently waive and/or reimburse all such management fees payable by the Fund pursuant to a contractual expense limitation agreement with the Fund. See footnote (8) below.

(4)	“Interest Payments on Borrowed Funds” reflects the borrowing costs of the Reinsurance Interval Fund.
(5)

The Service Fees shown are payable by the Reinsurance Interval Fund, but will be borne indirectly by investors in the Fund as a result of the Fund’s investment in the Reinsurance Interval Fund. The Reinsurance Interval Fund will pay the Adviser, quarterly in arrears, the Service Fees, computed at an annual rate of 0.10% of the average daily net assets of the Reinsurance Interval Fund, computed on a monthly basis, of which the Fund will indirectly pay its pro rata portion. The Adviser is also entitled to receive service fees of 0.10% as payment for its services to the Fund; however, the Adviser has agreed to waive and/or reimburse all such service fees payable by the Fund pursuant to a contractual expense limitation agreement with the Fund. See footnote (8) below.

(6)

“Other Expenses” are based in part on actual amounts incurred by the Reinsurance Interval Fund during the Reinsurance Interval Fund’s prior fiscal year, except that they have been restated to exclude 0.01% in organizational and offering expenses incurred during the fiscal year ended October 31, 2015 and in part on estimated amounts for the current fiscal year of the Fund.

(7)

“Acquired Fund Fees and Expenses” include the Fund’s pro rata share of the fees and expenses incurred during the fiscal year ended October 31, 2015 by the Reinsurance Interval Fund as a result of its investments in investment companies and issuers that would be investment companies but for the exceptions in Section 3(c)(1) and/or 3(c)(7) of the 1940 Act.

(8)

The Fund is responsible for its operating expenses, which are expensed as incurred and are subject to the expense limitation agreement described below. Notwithstanding the foregoing, the Adviser has agreed to permanently waive all management fees payable by the Fund that are attributable to assets of the Fund invested in another registered investment company advised by the Adviser. In addition, at least through the one-year anniversary of the date the Fund commences investment operations, the Adviser has agreed to pay or otherwise bear operating

17

and other expenses of the Fund (excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees and expenses (including all fees and expenses of the Reinsurance Interval Fund); taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business) solely to the extent necessary to limit the total annualized amount of such expenses to 0.00% of the average daily net assets of the Fund.

Example. The following Example is intended to help you understand the various costs and expenses that you, as a holder of Shares, would bear directly or indirectly. The Example assumes that you invest $1,000 in Shares of the Fund for the time periods indicated. Because there are no costs to you associated with repurchases of your Shares, your costs would be the same whether you hold your Shares or tender your Shares for repurchase at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV, and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the fee waiver and/or expense reimbursement during the first year and the permanent management fee waiver (as described above). The Example should not be considered a representation of the Fund’s future expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$25	$84	$146	$314

FINANCIAL HIGHLIGHTS

The Fund is newly organized and its Shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

FINANCIAL HIGHLIGHTS OF THE REINSURANCE INTERVAL FUND

The financial highlights table set forth below is intended to help you understand the Reinsurance Interval Fund’s recent financial performance. Information contained in the table below under the headings “Per Share Data” and “Supplement Data and Ratios” show the operating performance of the Reinsurance Interval Fund from the commencement of the Reinsurance Interval Fund’s investment operations on December 9, 2013 through October 31, 2015. This information has been derived from the Reinsurance Interval Fund’s financial statements, which have been audited by Ernst & Young, LLP, an independent registered public accounting firm, whose report, along with this information and additional Reinsurance Interval Fund performance and portfolio information, appears in the Reinsurance Interval Fund’s Annual Report for the year ended October 31, 2015. To request the Reinsurance Interval Fund’s Annual Report, please call (855) 609-3680. Unaudited operating performance of the Reinsurance Interval Fund is shown from October 31, 2015 through April 30, 2016.

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
	Period Ended April 30, 2016 (Unaudited)		Year Ended October 31, 2015	Period Ended October 31, 2014(1)
Per Share Data:
Net asset value, beginning of period	$10.77		$10.84	$10.00
Income (loss) from investment operations
Net investment income (loss)(2)	0.18		0.34	(0.13)
Net realized and unrealized gains	0.16		0.51	0.97

Total from investment operations	0.34		0.85	0.84

Less distributions to shareholders
Dividends from net investment income	(0.85)		(0.92)	—

Total distributions	(0.85)		(0.92)	—

Net asset value, end of period	$10.26		$10.77	$10.84

Total return(5)	3.30	%(3)	8.33%	8.40	%(3)
Supplemental Data and Ratios:
Net assets, end of period (000s)	$3,137,390		$2,341,184	$1,002,338
Ratio of expenses to average net assets	2.25	%(4)	2.29%	2.43	%(4)
Ratio of net investment income (loss) to average net assets	3.56	%(4)	3.29%	(1.42)	%(4)
Portfolio turnover rate	15.11	%(3)	14.04%	0.56	%(3)

(1)	The Fund commenced operations on December 9, 2013.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).

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THE FUND

The Stone Ridge Post-Event Reinsurance Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on October 9, 2015, pursuant to a Certificate of Trust. The Fund has no operating history. The Fund’s principal office is located at 510 Madison Avenue, 21st Floor, New York, New York 10022.

USE OF PROCEEDS

The Fund will invest the proceeds of the offering of shares (“Shares”) in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies upon receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund. The Fund will invest all or substantially all of its assets in the Stone Ridge Reinsurance Risk Premium Interval Fund (the “Reinsurance Interval Fund”). The Reinsurance Interval Fund will invest the proceeds of its offering of shares in accordance with its investment objective and policies as stated in its prospectus. It is currently anticipated that the Reinsurance Interval Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within approximately one to three months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Reinsurance Interval Fund as well as the availability of investments consistent with the Reinsurance Interval Fund’s investment objective and strategies. Pending investment of the net proceeds, the Reinsurance Interval Fund will invest in high-quality, short-term debt securities, cash and/or cash equivalents.

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INVESTMENT OBJECTIVE, POLICIES AND RISKS

When used in this Prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the Reinsurance Interval Fund may invest indirectly by investing in derivatives or through a wholly-owned and controlled subsidiary (the “Subsidiary”). The Reinsurance Interval Fund may be exposed to the different types of investments described below through its investments in the Subsidiary. The allocation of the Reinsurance Interval Fund’s portfolio in the Subsidiary will vary over time and might not always include all of the different types of investments described herein.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

POLICIES

The Fund will invest all or substantially all of its assets in the Reinsurance Interval Fund. Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) believes that investing in reinsurance-related securities should involve a long-term view and a systematic focus on sources of expected return, not on security selection or market timing. The Fund is intended to allow investors to maintain or grow their long-term exposure to the reinsurance asset class after a large loss of capital and their relative exposure to reinsurance may have declined. In constructing an investment portfolio for the Reinsurance Interval Fund, the Adviser identifies a universe of eligible securities with well-defined risk and return characteristics. It then seeks to obtain broad investment exposure to a meaningful subset of that universe while efficiently managing the portfolio and keeping trading costs low. Because the risks in reinsurance-related securities — largely related to natural disasters such as earthquakes and hurricanes and non-natural catastrophes such as plane crashes — are not similar to the risks investors bear in traditional equities and debt markets, the Adviser believes that investment in reinsurance-related securities may provide benefits when added to traditional portfolios. As such, the Adviser does not intend to buy or sell securities for the portfolio based on prospects for the economy or based on movements of traditional equities and debt securities markets.

PRINCIPAL INVESTMENT POLICIES

General composition of the Fund

Investment Strategy. The Fund will pursue its investment objective by investing all or substantially all of its assets in the Reinsurance Interval Fund, a closed-end management investment company; the Fund’s investment objective is the same as that of, and the Fund’s policies (through investments in the Reinsurance Interval Fund) are substantially the same as those of, the Reinsurance Interval Fund. The Reinsurance Interval Fund pursues its investment objective by investing primarily in reinsurance-related securities, including event-linked bonds, Quota Share Notes, Excess of Loss Notes, ILW Notes and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”). Under normal circumstances, the Reinsurance Interval Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in reinsurance-related securities. Reinsurance-related securities typically are “high-yield” or below investment-grade or are unrated. Reinsurance-related debt securities that are below investment-grade may be referred to as “junk bonds.” Accordingly, the Reinsurance Interval Fund’s portfolio will be primarily invested in high yield, high risk securities. High yield securities typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics. High yield securities may also include securities that are not rated. The Adviser has broad discretion to allocate the Reinsurance Interval Fund’s assets among these investment categories. The Reinsurance Interval Fund may invest in reinsurance-related securities across the high yield spectrum, but generally intends to focus its investments in higher yielding, higher risk securities within the below investment-grade category. The Reinsurance Interval Fund has no limit as to the maturity of the securities in which it invests or as to the market capitalization of the issuer. To the extent consistent with the repurchase liquidity requirement of an interval fund, the Reinsurance Interval Fund may invest without limitation in illiquid securities.

Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds. The Reinsurance Interval Fund may invest in event-linked

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bonds in one or more of three ways: the Reinsurance Interval Fund may purchase event-linked bonds when initially offered; the Reinsurance Interval Fund may purchase event-linked bonds in the secondary, over-the-counter market; or the Fund may gain indirect exposure to event-linked bonds using derivatives. The Reinsurance Interval Fund may pursue other types of event-linked derivative strategies using derivative instruments that are typically contingent, or formulaically related to defined trigger events.

Trigger events may include hurricanes, earthquakes and weather-related phenomena, non-natural catastrophes, such as plane crashes, or other events resulting in a specified level of physical or economic loss, such as mortality or longevity. Trigger events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. In order for a trigger event to be deemed to have occurred, the event must be of the type specified, it must occur within the specified geographic area, and it must result in at least the threshold amount of loss (for example, a hurricane in Miami that causes a specified dollar amount of damage), and the event must occur while the bond is outstanding or the derivative position remains open. The Reinsurance Interval Fund has no limit as to the types of events, geographic areas or thresholds of loss referenced by event-linked bonds in which it can invest. Generally, the event is either a natural or non-natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Non-natural perils include disasters resulting from human activity such as commercial and industrial accidents or business interruptions. Some event-linked bonds reference only a single event. Other event-linked bonds may reference multiple events, the occurrence of any one (or other number) of which would satisfy these criteria. Alternatively, an event-linked bond may not specify a particular peril. In these cases, only the geographic area and threshold of physical or economic loss determines whether a trigger event has occurred.

If the trigger event(s) occurs prior to a bond’s maturity or prior to the Reinsurance Interval Fund’s closing out a derivative position, the Reinsurance Interval Fund may lose all or a portion of its principal and forgo additional interest. In this regard, event-linked bonds typically have a special condition that states that if the sponsor suffers a loss from a particular pre-defined catastrophe or other event that results in physical and/or economic loss, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the Reinsurance Interval Fund holds a bond that covers a sponsor’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such sponsor, then the Reinsurance Interval Fund will lose all or a portion of its principal invested in the bond and forgo all or a portion of any future interest payments. If the trigger event(s) does not occur, the Reinsurance Interval Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis for the specified duration of the bond, as long as the trigger event(s) does not occur. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond.

When selecting event-linked bonds, Quota Share Notes, and other reinsurance-related securities for investment, the Adviser evaluates the evolving universe of reinsurance-related securities by performing its own analysis based on quantitative and qualitative research. The Adviser may rely upon information and analysis obtained from brokers, dealers and ratings organizations, among other sources. The Adviser then uses quantitative and qualitative analysis to select appropriate reinsurance-related securities within each trigger-event category. Trigger event categories include “indemnity triggers,” which are tied to the losses of the issuer; “parametric triggers,” which are tied to the non-occurrence of specific events with defined parameters; “industry loss triggers,” which are tied to industry-wide losses; and “modeled loss triggers,” which are tied to the hypothetical losses resulting from a modeled event and could be issuer-specific or industry-wide. Certain investments may have multiple triggers or a combination of the different types of triggers. The Adviser’s qualitative and quantitative analysis may consider various factors, such as transparency, sponsor basis risk, call provisions, alignment of interest, and correlation with other investments, and will also guide the Adviser in determining the desired allocation of reinsurance-related securities by peril and geographic exposure.

The Reinsurance Interval Fund may also seek to gain exposure to reinsurance contracts by holding notes or preferred shares issued by a special purpose vehicle (“SPV”) whose performance is tied to underlying reinsurance transaction(s), including Quota Share Notes, Excess of Loss Notes and ILW Notes. The Reinsurance Interval Fund, as holder of a note or preferred share issued by the SPV, would be entitled to participate in the underwriting results and investment earnings associated with the SPV’s underlying reinsurance contracts.

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Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. For example, under a 20% quota-share agreement, the SPV would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Reinsurance Interval Fund, as holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims, up to the total amount invested.

Investments in Excess of Loss Notes provide exposure to a form of reinsurance pursuant to which one party (typically an insurer or reinsurer) purchases protection against losses that exceed a specified threshold up to a set limit. For example, under such an arrangement, an insurer may have a book of business with $6 billion of total risk in respect of large, catastrophic losses. Such an insurer can purchase reinsurance protection from an SPV for 40% of single-event losses the insurer suffers between $4 billion and $5 billion by paying the SPV a fixed premium. In this example, if the insurer suffered a loss of $5 billion due to one event, it would cover the first $4 billion itself and file a reinsurance claim with the SPV to pay 40% of the further $1 billion in losses (i.e. $400 million) and pay the remaining $600 million itself. If the insurer had losses of $6 billion, it would cover the first $4 billion itself, look to the SPV to pay 40% of $1 billion (again paying the $600 million itself) and would further retain the obligation to pay the additional $1 billion that exceeds the reinsurance (which, in this example, covered losses between $4 billion and $5 billion). The “trigger” for this type of reinsurance contract would be losses in excess of the specified amount. The Reinsurance Interval Fund, as a holder of an Excess of Loss Note, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims, up to the total amount invested.

Investments in ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. For example, the buyer of a “$100 million limit US Wind ILW attaching at $20 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or an SPV) and in return will receive $100 million if total losses to the insurance industry from a single US hurricane exceed $20 billion. The industry loss ($20 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($100 million in this case) is referred to as the “limit.” ILW Notes could also provide exposure to transactions linked to an index not linked to insurance industry losses, such as windspeed or earthquake magnitude and location. The Reinsurance Interval Fund, as holder of an ILW Note, would be entitled to a return linked to the premium paid by the purchaser of protection and the occurrence or non-occurrence of the trigger event.

Because most event-linked bonds are rated below investment grade and most Quota Share Notes, Excess of Loss Notes and ILW Notes are unrated, a substantial portion of the Reinsurance Interval Fund’s assets may be invested in below investment grade securities, similar in some respects to high yield corporate bonds. Event-linked catastrophe bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes are exposed to catastrophic insurance risk, whereas high yield bonds are typically exposed to the potential default of financially distressed issuers. The Reinsurance Interval Fund has no limit as to the maturity of the reinsurance-related securities in which it invests or as to the market capitalization of the issuer. The Reinsurance Interval Fund may invest in event-linked bonds, Quota Share Notes, Excess of Loss Notes, ILW Notes and debt securities of any credit rating, including those rated below investment grade or, if unrated, determined by the Adviser to be of comparable quality. With respect to event-linked bonds, the rating, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event(s) will occur, as well as the overall expected loss to the bond principal. In addition to ratings issued by rating agencies, event-linked bonds are generally issued with an attachment probability and expected loss percentage determined by an independent modeler (a “risk model”). A risk model is created based on historical data and averages as well as scientific and probabilistic analysis and is used to inform investors and others on the potential impact of a wide variety of catastrophic events or other specified events that result in physical and/or economic loss. The Adviser, in selecting investments for the Reinsurance Interval Fund, will generally consider risk models created by independent third parties, the sponsor of a reinsurance-related security or a broker. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge.

In implementing the Reinsurance Interval Fund’s investment strategy, Stone Ridge will seek to invest in reinsurance-related securities tied to a varied group of available perils and geographic regions. Further, within each region and peril, Stone Ridge seeks to hold a balance of exposures to underlying insurance and reinsurance carriers, trigger types, and lines of business. The Adviser will continue to monitor the risk of the Reinsurance Interval Fund’s investments on a regular basis.

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Many of the reinsurance-related securities in which the Reinsurance Interval Fund will invest will be issued by non-U.S. issuers. As a result, the Reinsurance Interval Fund may invest substantially in securities issued by foreign sovereigns or by U.S. or foreign entities that are corporations, partnerships, trusts or other types of business entities.

Under normal circumstances, the Reinsurance Interval Fund intends to invest substantially all its assets in reinsurance-related securities. The Reinsurance Interval Fund retains the flexibility, however, to invest in other instruments as the Adviser may consider appropriate from time to time, including registered investment companies, U.S. government securities, cash and cash equivalents. The Reinsurance Interval Fund may also enter into other types of investments that enable the Reinsurance Interval Fund to provide risk transfer services, as the Adviser may consider appropriate from time to time. The Reinsurance Interval Fund’s assets may be invested in the Subsidiary formed under the laws of the Cayman Islands and advised by the Adviser. The Subsidiary, like the Reinsurance Interval Fund, is expected to invest primarily in reinsurance-related securities. The Reinsurance Interval Fund may invest up to 25% of its assets (at the time of purchase) in the Subsidiary. References herein to the Reinsurance Interval Fund include references to the Subsidiary in respect of the Reinsurance Interval Fund’s exposure to reinsurance-related securities.

Leverage

Each of the Fund and the Reinsurance Interval Fund may obtain leverage through borrowings in seeking to achieve its investment objective. Each of the Fund’s and the Reinsurance Interval Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The ability of each of the Fund and the Reinsurance Interval Fund to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The 1940 Act requires a closed-end fund to maintain asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act). This means that the value of each of the Fund’s and the Reinsurance Interval Fund’s senior securities representing indebtedness may not exceed one-third of the value of its total assets (including such senior securities), measured at the time the Fund or the Reinsurance Interval Fund issues the senior securities. Investments or trading practices that involve contractual obligations to pay in the future are subject to the same requirements unless the Fund or the Reinsurance Interval Fund designate liquid assets in an amount the Fund or the Reinsurance Interval Fund believe to be equal to the its contractual obligations (marked-to-market on a daily basis) or appropriately “covers” such obligations with offsetting positions.

Leverage can have the effect of magnifying the Fund’s and the Reinsurance Interval Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s and the Reinsurance Interval Fund’s net asset values (“NAVs”). This means the Fund and the Reinsurance Interval Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund and the Reinsurance Interval Fund owned its assets on an unleveraged basis. The value of an investment in the Fund and the Reinsurance Interval Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund and the Reinsurance Interval Fund are exposed to leverage directly or indirectly.

Reinsurance-related securities

The Reinsurance Interval Fund will invest substantially in reinsurance-related securities, including “event-linked” bonds, a type of reinsurance-related security, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds, Quota Share Notes, ILW Notes and Excess of Loss Notes.

Event-Linked Bonds. Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) and/or caused a certain amount of actual or modeled loss. Geographic areas identified by event-linked bonds range broadly in scope. A limited number of event-linked bonds do not identify a geographic area, meaning that the event can occur anywhere. The majority of event-linked bonds relate to events occurring within the United States (or a single state or group of states within the United States), Europe (or a single European country) or Japan. Event-linked bonds also identify a threshold of physical or economic loss. The trigger event is deemed to have occurred only if the event meets or exceeds the specified threshold of physical or economic loss. Some event-linked bonds base the occurrence of the trigger event on losses reported by a specific insurance company or by the insurance industry. Other event-linked bonds base the occurrence of the trigger event on modeled payments (for a single insurer or across the insurance

23

industry), an industry index or indices, or readings of scientific instruments. Some event-linked bonds utilize a combination of the aforementioned thresholds. The Reinsurance Interval Fund is entitled to receive principal and interest payments so long as no trigger event(s) occurs of the description and magnitude specified by the instrument. Event-linked bonds may be sponsored by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event(s) will occur. This rating also reflects the event-linked bond’s credit risk and the model used to calculate the probability of a trigger event.

If a “sponsor,” such as an insurance company or reinsurance company (a company that insures insurance companies), wants to transfer some or all of the risk it assumes in insuring against certain losses, it can set up a separate legal structure — commonly known as a special purpose vehicle (“SPV”). Municipal, state and foreign governments and private companies may also sponsor catastrophe bonds as a hedge against natural or non-natural disasters. The SPV is a passive and independent intermediary structure standing between the bond holders and the sponsor. Immediately after issuing the bonds to investors, the SPV enters into a “cover agreement” with the sponsor, through which the SPV provides the sponsor with a protection against specified catastrophic or other similar events. The SPV generally puts the proceeds received from the bond issuance (the “principal”) into a trust account. The SPV uses this principal amount as “collateral” in order to secure its obligation under the cover agreement. The principal amount from the bond issuance held as collateral is generally invested into high-quality instruments (such as U.S. Treasury securities or U.S. Treasury money market funds). The earnings on these high quality instruments, as well as insurance premiums paid by the sponsor, are used to make periodic, variable rate interest payments to investors (e.g., the Reinsurance Interval Fund). The reinsurance-related securities typically have rates of interest that reflect the returns of such short-term collateral investments, plus a premium.

As long as the corresponding trigger event(s) covered by the bond — whether a windstorm in Europe or an earthquake in California — does not occur during the time investors own the bond, investors will receive their interest payments and, when the bond matures, their principal back from the SPV. Many catastrophe bonds mature in three years, although terms generally range from one to five years, depending on the bond. If the event does occur, however, the sponsor’s right to the collateral is “triggered.” This means the sponsor receives the collateral, instead of investors receiving it when the bond matures, causing investors to lose most — or all — of their principal and unpaid interest payments. When this happens, the SPV might also have the right to extend the maturity of the bonds to verify that the trigger did occur or to process and audit insurance claims. Depending on the bond, the extension can last anywhere from three months to two years or more.

Other Event-Linked Securities. The Reinsurance Interval Fund may also seek to gain exposure to reinsurance contracts by holding notes or preferred shares issued by an SPV whose performance is tied to underlying reinsurance transaction(s). In implementing the Reinsurance Interval Fund’s investment strategy, Stone Ridge will seek to invest in reinsurance-related securities tied to a varied group of available perils and geographic regions. Further, within each region and peril, Stone Ridge seeks to hold a balance of exposures to underlying insurance and reinsurance carriers, trigger types, and lines of business.

Liquidity and Restricted Securities

The Fund’s and the Reinsurance Interval Fund’s investments in illiquid securities may be substantial. The Board and the board of trustees of the Reinsurance Interval Fund have delegated to Stone Ridge the responsibility for determining whether the securities in which the Fund and the Reinsurance Interval Fund invest are liquid or illiquid, which Stone Ridge carries out on a case-by-case basis based on procedures approved by the Board and the board of trustees of the Reinsurance Interval Fund that set forth various factors relating to the Fund’s and the Reinsurance Interval Fund’s ability to dispose of such securities in an appropriate manner. Certain of the instruments in which the Reinsurance Interval Fund may invest, including most event-linked bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes, are restricted securities in that their disposition is restricted by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “1933 Act”) and securities issued pursuant to Rule 144A under the 1933 Act. Notwithstanding these limitations on resale, certain restricted securities may be treated as liquid if Stone Ridge determines pursuant to the applicable procedures that such treatment is warranted. Similarly, the shares of the Reinsurance Interval Fund held by the Fund may, at times, be deemed to be illiquid for purposes of Rule 23c-3 under the 1940 Act. The Board and the board of trustees of the Reinsurance Interval Fund will monitor and periodically review liquidity determinations. For certain risks related to investments in illiquid instruments, see “Risk Considerations — Illiquidity and Restricted Securities Risk” below.

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Below Investment Grade Securities

Because most event-linked bonds are rated below investment grade and most Quota Share Notes, Excess of Loss Notes and ILW Notes are unrated, a substantial portion of the Reinsurance Interval Fund’s assets may be invested in below investment grade securities, similar in some respects to high yield corporate bonds. Event-linked catastrophe bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes are exposed to catastrophic insurance risk, whereas high yield bonds are typically exposed to the potential default of financially distressed issuers. The Reinsurance Interval Fund has no limit as to the maturity of the securities in which it invests or as to the market capitalization of the issuer. The Reinsurance Interval Fund may invest in event-linked bonds, Quota Share Notes, Excess of Loss Notes, ILW Notes and debt securities of any credit rating, including those rated below investment grade (commonly referred to as “junk bonds”) or, if unrated, determined by the Adviser, to be of comparable quality. With respect to event-linked bonds, the rating, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event(s) will occur, as well as the overall expected loss to the bond principal. In addition to ratings issued by rating agencies, event-linked bonds are generally issued with an attachment probability and expected loss percentage determined by an independent modeler (a “risk model”). A risk model is created based on historical data and averages as well as scientific and probabilistic analysis and is used to inform investors and others on the potential impact of a wide variety of catastrophic events or other specified events that result in physical and/or economic loss. The Adviser, in selecting investments for the Reinsurance Interval Fund, will generally consider risk models created by independent third parties, the sponsor of a reinsurance-related security or a broker. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. The event-linked bonds in which the Reinsurance Interval Fund may invest may also be subordinated or “junior” to more senior securities of the issuer. The investor in a subordinated security of an issuer is generally entitled to payment only after other holders of debt in that issuer have been paid.

A substantial amount of the reinsurance-related securities in which the Reinsurance Interval Fund intends to invest are expected to be structured as variable rate, or floating-rate, debt securities, which will be secured by the collateral contributed by the Reinsurance Interval Fund and other investors to the relevant SPVs sponsored by the ceding insurer. The collateral is typically invested in short-term instruments, such as U.S. Treasury securities or U.S. Treasury money market funds. The reinsurance-related securities typically have rates of interest that reflect the returns of such short-term collateral instruments, plus a premium.

Derivatives

The Reinsurance Interval Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any security, instrument, index or economic indicator related to such instruments (“reference instruments”). Derivatives are financial instruments the value of which is derived from an underlying reference instrument. Derivatives transactions can involve substantial risk. Derivatives typically allow the Reinsurance Interval Fund to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments. The Reinsurance Interval Fund incurs costs in connection with opening and closing derivatives positions. The Reinsurance Interval Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks. The Reinsurance Interval Fund may but is not required to use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, stock index futures, swaps, including event-linked swaps, and other derivative instruments. The Reinsurance Interval Fund may use derivatives for a variety of purposes, including (i) as a hedge against adverse changes in the market prices of securities, interest rates or, to a lesser extent, currency exchange rates, (ii) as a substitute for purchasing or selling securities, (iii) to seek to increase the Reinsurance Interval Fund’s return as a non-hedging strategy that may be considered speculative, or (iv) to manage portfolio exposures.

Derivative transactions generally give rise to a form of leverage. Leverage may cause the Reinsurance Interval Fund to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Reinsurance Interval Fund’s portfolio securities. The loss on leverage transactions may substantially exceed the initial investment. The Reinsurance Interval Fund may be required to segregate or “earmark” liquid assets or otherwise cover the Reinsurance Interval Fund’s obligation created by a transaction that gives rise to leverage. The use of leverage may cause the Reinsurance Interval Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet certain segregation requirements.

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Non-U.S. Investments

The Reinsurance Interval Fund may invest directly or indirectly without limit in foreign government and foreign corporate debt securities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the Reinsurance Interval Fund will normally invest significant amounts of its assets in foreign securities. Non-U.S. issuers are issuers that are organized and/or have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, private issuers, or certain supranational organizations, such as the World Bank and the European Union.

U.S. Government Securities

The Reinsurance Interval Fund may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Reinsurance Interval Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac.

Equity Securities

Equity securities include common stocks, warrants and rights, as well as “equity equivalents” such as preferred stocks and securities convertible into common stock. The equity securities in which the Reinsurance Interval Fund invests may be publicly or privately offered. Preferred stocks generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for common stock of an issuer within a particular period of time at a specified price, upon the occurrence of certain events or according to a price formula. Convertible securities offer the Reinsurance Interval Fund the ability to participate in equity market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Reinsurance Interval Fund considers some convertible securities to be “equity equivalents” because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they may still be subject to credit and interest rate risk.

Leverage

Each of the Fund and the Reinsurance Interval Fund may obtain leverage through borrowings in seeking to achieve its investment objective. Each of the Fund’s and the Reinsurance Interval Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The ability of each of the Fund and the Reinsurance Interval Fund to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The 1940 Act requires a closed-end fund to maintain asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act). This means that the value of each of the Fund’s and the Reinsurance Interval Fund’s senior securities representing indebtedness may not exceed one-third of the value of its total assets (including such senior securities), measured at the time the Fund or the Reinsurance Interval Fund issues the senior securities. Each of the Fund and the Reinsurance Interval Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s or the Reinsurance Interval Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above in connection with the Fund’s or the Reinsurance Interval Fund’s borrowings for investment purposes. Investments or trading practices that involve contractual obligations to pay in the future are subject to the same requirements unless the Fund or the Reinsurance Interval Fund designate liquid assets in an amount the Fund or the Reinsurance Interval Fund believe to be equal to its contractual obligations (marked-to-market on a daily basis) or appropriately “covers” such obligations with offsetting positions.

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Leverage can have the effect of magnifying the Fund’s or the Reinsurance Interval Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s or the Reinsurance Interval Fund’s NAVs. This means the Fund or the Reinsurance Interval Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund or the Reinsurance Interval Fund owned its assets on an unleveraged basis. The value of an investment in the Fund or the Reinsurance Interval Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund or the Reinsurance Interval Fund are exposed to leverage directly or indirectly.

Reverse Repurchase Agreements

The Reinsurance Interval Fund may enter into reverse repurchase agreements pursuant to which the Reinsurance Interval Fund transfers securities to a counterparty in return for cash and agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the Reinsurance Interval Fund, are a form of leverage and may make the value of an investment in the Reinsurance Interval Fund more volatile and increase the risks of investing in the Reinsurance Interval Fund. Entering into reverse repurchase agreements and other borrowing transactions may cause the Reinsurance Interval Fund to liquidate positions at a disadvantageous time or price in order to satisfy its obligations or meet segregation requirements. Borrowing money involves transaction and interest costs. The Reinsurance Interval Fund may pay a commitment fee or other fees to maintain a line of credit, and will pay interest on amounts it borrows.

To the extent required by SEC guidelines, if a transaction (such as a reverse repurchase agreement) exposes the Reinsurance Interval Fund to an obligation to another party it will either: (1) enter an offsetting (“covered”) position for the same type of financial asset; or (2) segregate cash or liquid securities on the books of the custodian with a value sufficient at all times to cover its potential obligations. Assets used as cover or segregated cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets.

Subsidiary

The assets of the Reinsurance Interval Fund may be invested through the Subsidiary, which, like the Reinsurance Interval Fund, invests in reinsurance-related securities. The Reinsurance Interval Fund does not expect to invest more than 25% of its assets (at the time of purchase) in the Subsidiary. Under an investment management agreement with the Subsidiary, the Adviser provides the Subsidiary with the same type of management services as the Adviser provides to the Reinsurance Interval Fund. If the Adviser receives compensation for providing such services to the Subsidiary, the Adviser will not receive compensation from the Reinsurance Interval Fund in respect of the assets of the Reinsurance Interval Fund that are invested in the Subsidiary. The Reinsurance Interval Fund does not currently intend to sell or transfer all or any portion of its ownership interest in the Subsidiary. The Reinsurance Interval Fund reserves the right to establish an additional subsidiary or subsidiaries, subject to approval to the board of trustees of the Reinsurance Interval Fund.

Changes to the Reinsurance Interval Fund’s Investment Policies

The Reinsurance Interval Fund’s investment objectives and policies may be changed without shareholder approval unless an objective or policy is identified in the Reinsurance Interval Fund’s prospectus or Statement of Additional Information as “fundamental.” The Reinsurance Interval Fund’s policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in reinsurance-related securities may be changed by the board of trustees of the Reinsurance Interval Fund upon at least 60 days prior written notice to shareholders of the Reinsurance Interval Fund, including the Fund.

Cash Management and Temporary Investments

Normally, the Fund and the Reinsurance Interval Fund invest substantially all of their assets to meet their investment objectives. The Fund and the Reinsurance Interval Fund may invest the remainder of their assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Reinsurance Interval Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The Reinsurance Interval Fund may adopt a defensive strategy when the Adviser believes securities in which the Reinsurance Interval Fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

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Additional Investment Practices

In addition to the principal investment strategies described above, the Reinsurance Interval Fund may also use other investment techniques, including the following from time-to-time.

Short-Term Trading. At times, the Reinsurance Interval Fund may engage in short-term trading, usually with respect to certain derivative instruments on the types of instruments the Reinsurance Interval Fund is permitted to hold in its portfolio. If the Reinsurance Interval Fund engages in frequent short-term trading, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of taxable income or capital gains.

Securities Lending. The Reinsurance Interval Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. The Reinsurance Interval Fund does not anticipate lending event-linked bonds but may lend other portfolio securities. Loans will only be made to borrowers that have been approved by the Adviser. The Adviser or the securities lending agent will periodically monitor the financial condition of such organizations while any loans are outstanding. The Reinsurance Interval Fund may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Reinsurance Interval Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Reinsurance Interval Fund’s total assets (including such loans). Loan arrangements made by the Reinsurance Interval Fund will comply with all other applicable regulatory requirements for securities lending, including with respect to changes in market values, termination, interest paid on loaned securities and ability to call back loaned securities for voting.

Investments in Other Investment Companies. The Reinsurance Interval Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies. The Reinsurance Interval Fund may invest in exchange-traded funds (ETFs), which are typically open-end funds or unit investment trusts listed on a stock exchange. One reason the Reinsurance Interval Fund might do so is to gain exposure to segments of the markets represented by another fund at times when the Reinsurance Interval Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Reinsurance Interval Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses. The Reinsurance Interval Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. Absent SEC exemptive or similar relief, the Reinsurance Interval Fund’s investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the 1940 Act.

Corporate Debt Obligations. The Reinsurance Interval Fund may purchase debt obligations, such as bonds, debentures, notes and preferred stock issued by U.S. and foreign corporations, partnerships or other business entities. Debt securities purchased by the Reinsurance Interval Fund may be subordinate to other liabilities of the issuer. If a borrower becomes insolvent, the borrower’s assets may be insufficient to meet its obligations.

Portfolio Turnover

Because the Fund has not yet commenced investment operations, the Fund has no reportable turnover rate. The Reinsurance Interval Fund’s portfolio turnover rate for the fiscal year ended October 31, 2015 was 14.04%. A high turnover rate (100% or more) of the Fund or the Reinsurance Interval Fund necessarily involves greater expenses to the Fund.

RISK CONSIDERATIONS

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. Because the Fund will invest all or substantially all of its assets in the Reinsurance Interval Fund, the Fund is subject to the same risks as the Reinsurance Interval Fund. The reinsurance-related securities in which the Reinsurance Interval Fund invests are typically considered “high yield” and reinsurance-related debt securities may be considered “junk bonds.” It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age, and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

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The Fund may be subject to the principal risks noted below based on its investments in the Reinsurance Interval Fund, whether through the Reinsurance Interval Fund’s (i) derivatives positions, (ii) investments through the Subsidiary or (iii) direct investments. As with any investment company, there is no guarantee that the Fund will achieve its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

No Prior History

The Fund is a newly organized closed-end management investment company with no history of operations and thus has no financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance, and is designed for long-term investors and not as a short-term trading vehicle. The Reinsurance Interval Fund has a limited history of operations and commenced investment operations on December 9, 2013; it, therefore, has limited operating and financial data.

Reinsurance-Related Securities Risk

The principal risk of an investment in a reinsurance-related security is that a triggering event(s) (e.g., (i) natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area; or (ii) non-natural events, such as large aviation disasters) will occur and the Reinsurance Interval Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. If multiple triggering events occur that impact a significant portion of the portfolio of the Reinsurance Interval Fund, the Reinsurance Interval Fund could suffer substantial losses and an investor, such as the Fund, will lose money. A majority of the Reinsurance Interval Fund’s assets will be invested directly or indirectly in reinsurance-related securities tied to natural events and/or non-natural disasters and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, reinsurance-related securities carry a high degree of risk.

Event-Linked Bonds. Event-linked or catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Reinsurance Interval Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds.” The rating, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Reinsurance Interval Fund.

Catastrophe bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the bond or note to verify that the trigger event did occur or to process and audit insurance claims. The typical duration of mandatory and optional extensions of maturity for reinsurance-related securities currently is between three months to two years. In certain circumstances, the extension may exceed two years. An extension to verify the potential occurrence of a trigger event will reduce the value of the bond or note due to the uncertainty of the occurrence of the trigger event and will hinder the Reinsurance Interval Fund’s ability to sell the bond or note. Even if it is determined that the trigger event did not occur, such an extension will delay the Reinsurance Interval Fund’s receipt of the bond’s or note’s principal and prevent the reinvestment of such proceeds in other, potentially higher yielding securities.

Catastrophe bonds have been in use only since the mid-1990s. As a relatively new type of financial instrument, there is limited trading history for these securities, and in certain instances there may be a limited or no active trading market, which may impair the ability of the Reinsurance Interval Fund to realize full value in the event of the need to liquidate such assets.

Quota Share Notes, Excess of Loss Notes and ILW Notes. The Reinsurance Interval Fund may gain exposure (directly or indirectly) to reinsurance contracts through Quota Share Notes, Excess of Loss Notes and ILW Notes. These securities are subject to the same risks discussed herein for event-linked or catastrophe bonds. In addition, because Quota Share Notes, Excess of Loss Notes and ILW Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Reinsurance Interval Fund has limited

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transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Reinsurance Interval Fund’s investment in Quota Share Notes, Excess of Loss Notes and ILW Notes, which will place the Reinsurance Interval Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of Quota Share Notes, Excess of Loss Notes and ILW Notes more difficult and potentially result in mispricing that could result in losses to the Reinsurance Interval Fund. See “Illiquidity and Restricted Securities Risk” and “Valuation Risk” herein. In Quota Share Notes trades, ILW Notes trades and Excess of Loss Notes trades, the Reinsurance Interval Fund cannot lose more than the amount invested.

Risk-Modeling Risk. The Adviser, in selecting investments for the Reinsurance Interval Fund, will generally consider risk models created by independent third parties, the sponsor of a reinsurance-related security or a broker. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure. The Adviser will use the output of the risk models before and after investment to assist the Adviser in assessing the risk of a particular reinsurance-related security or a group of such securities. Risk models are created using historical, scientific and other related data. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event. In addition, any errors or imperfections in a risk model or in the data on which it is based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Reinsurance Interval Fund’s performance. Risk models are used by the Adviser as one input in its risk analysis process for Reinsurance Interval Fund investments.

Illiquidity and Restricted Securities Risk. To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund and the Reinsurance Interval Fund may invest without limitation in illiquid investments. Illiquidity risk is the risk that the investments held by the Reinsurance Interval Fund may be difficult or impossible to sell at the time that the Reinsurance Interval Fund would like or at the price that the Reinsurance Interval Fund believes the security is currently worth. As a relatively new type of financial instrument, there is limited trading history for reinsurance-related securities, even for those securities deemed to be liquid. There can be no assurance that a liquid market for the Reinsurance Interval Fund’s investments will be maintained. At any given time, the Reinsurance Interval Fund’s portfolio may be substantially illiquid. The Reinsurance Interval Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Reinsurance Interval Fund. The Reinsurance Interval Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Reinsurance Interval Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Reinsurance Interval Fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Reinsurance Interval Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Reinsurance Interval Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. As an investor in the Reinsurance Interval Fund, the Fund will also be subject to some of these risks, because its ability to participate in the Reinsurance Interval Fund’s repurchase offers and the extent of its participation will be limited by the timing of those repurchase offers and the percentage of outstanding shares the Reinsurance Interval Fund repurchases in any given quarter.

Certain of the instruments in which the Reinsurance Interval Fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the 1933 Act and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid if Stone Ridge determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue. Restricted securities previously determined to be liquid may subsequently become illiquid while held by the Reinsurance Interval Fund. Even if such restricted securities are not deemed to be illiquid, they may nevertheless be difficult to value and the Reinsurance Interval Fund may be required to hold restricted securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Reinsurance Interval Fund has valued such securities. This may result in losses to the Reinsurance Interval Fund and investors, including the Fund.

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Valuation Risk. The Reinsurance Interval Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Reinsurance Interval Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, or human error. In addition, pricing of reinsurance-related securities is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur. The Reinsurance Interval Fund’s investments in reinsurance-related securities for which market quotations are not available will be valued pursuant to procedures adopted by the board of trustees of the Reinsurance Interval Fund. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Reinsurance Interval Fund’s investment in a reinsurance-related security may be priced using fair value methods. Portfolio securities that are valued using techniques other than market quotations, including fair valued securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Reinsurance Interval Fund could sell a portfolio security for the value established for it at any time and it is possible that the Reinsurance Interval Fund would incur a loss because a portfolio security is sold at a discount to its established value. If securities are mispriced, shareholders could lose money upon redemption or could pay too much for shares purchased. Because the value of the Fund’s Shares is based on the value of the Reinsurance Interval Fund’s shares, the Fund will also be exposed to this risk.

Moral Hazard Risk. Reinsurance-related securities are generally subject to one or more types of triggers, including so-called “indemnity-triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Reinsurance-related securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such reinsurance-related securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Reinsurance Interval Fund. For example, if an event-linked bond issued will be triggered at $500 million in losses to the sponsor, once that trigger is hit (i.e., the sponsor experiences $500 million in losses under the contracts it has written), the bond purchaser will lose all or a portion of its principal invested (plus any additional interest). In this situation, the ceding sponsor has an incentive to pay the claims more generously when the loss amount is near the trigger amount set in the bond (i.e., to claim $500 million in losses, when perhaps it could be argued that actual losses were $499.9 million). Thus, bonds with indemnity triggers may be subject to moral hazard, because the trigger depends on the ceding sponsor to properly identify and calculate losses that do and do not apply in determining whether the trigger amount has been reached. In short, “moral hazard” refers to this potential for the sponsor to influence bond performance, as payouts are based on the individual policy claims against the sponsor and the way the sponsor settles those claims.

Limited Availability and Reinvestment Risk. Investments in reinsurance-related securities may be limited, which may limit the amount of assets the Reinsurance Interval Fund may be able to invest in reinsurance-related securities. The limited availability of reinsurance-related securities may be due to a number of factors, including seasonal concentration of issuances, limited selection that meets the Reinsurance Interval Fund’s investment objective and lack of availability of reinsurance-related securities in the secondary market. Original issuances of event-linked bonds (and in particular hurricane-related catastrophe bonds) may be concentrated in the first two calendar quarters of each year while original issuances of Quota Share Notes and Excess of Loss Notes may be concentrated in particular reinsurance renewal months (January, and to a lesser extent, April, June, and July). Thereafter, the availability of reinsurance-related securities is subject to natural fluctuations in the secondary market. Therefore, if reinsurance-related securities held by the Reinsurance Interval Fund mature or if the Reinsurance Interval Fund must sell securities to meet repurchase requests, the Reinsurance Interval Fund may be required to hold more cash than it normally would until reinsurance-related securities meeting the Reinsurance Interval Fund’s investment objectives become available. Due to the potentially limited availability of additional reinsurance-related securities, the Reinsurance Interval Fund may be forced to reinvest in securities that are lower yielding or less desirable than the securities the Reinsurance Interval Fund sold. This is known as reinvestment risk, and may reduce the overall return on its portfolio securities and, in turn, those of the Fund.

Investments in Non-Voting Securities Risk. To the extent the Reinsurance Interval Fund contractually forgoes its right to vote securities or purchases non-voting securities of an SPV, it will not be able to vote on matters that require the approval of the investors in the SPV, including matters that could adversely affect the Reinsurance Interval Fund’s investment in the SPV. If the reinsurance-related securities in which the Reinsurance Interval Fund invests carry voting rights, the Reinsurance Interval Fund ordinarily will limit such investments to 5% or less of the

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issuing SPV’s outstanding voting securities. However, to enable the Reinsurance Interval Fund to invest more of its assets in certain SPVs deemed attractive by the Adviser, the Reinsurance Interval Fund may also contractually forego its right to vote securities or may purchase non-voting securities of such SPVs. If the Reinsurance Interval Fund does not limit its voting rights and is deemed an “affiliate” of the SPV, the ability of the Reinsurance Interval Fund to make future investments in the SPV or to engage in other transactions would be severely limited by the requirements of the 1940 Act. Such limitations may interfere with portfolio management of the Reinsurance Interval Fund, which may adversely impact the Reinsurance Interval Fund’s performance.

For various reasons, the Reinsurance Interval Fund may hold some or all of its interest in an SPV in non-voting form. One reason for this is to avoid an SPV being deemed an “affiliated person” of the Reinsurance Interval Fund for purposes of the 1940 Act. Accordingly, the Reinsurance Interval Fund may agree to waive irrevocably any right that the Reinsurance Interval Fund may have to vote securities in amounts in excess of 4.99% of an SPV’s outstanding voting securities. The general policy to waive voting rights has been reviewed by the board of trustees of the Reinsurance Interval Fund. The waiver of the Reinsurance Interval Fund’s voting rights does not facilitate investments in an SPV by the Adviser or other clients of the Adviser, either as a practical or a legal matter, and is not intended to confer any benefit on such entities. Interests in a particular SPV, even without voting rights, are selected based on the investment merits of those interests consistent with the fiduciary duties of both the Adviser and the board of trustees of the Reinsurance Interval Fund, and generally reflect the judgment of the Adviser that such investments are an attractive and appropriate opportunity for the Reinsurance Interval Fund for any number of reasons.

To the extent the Reinsurance Interval Fund holds non-voting securities of a SPV or contractually foregoes its right to vote securities of an SPV, it will not be able to vote to the full extent of its economic interest on matters that require the approval of the investors in the SPV. This restriction could diminish the influence of the Reinsurance Interval Fund in an SPV and adversely affect its investment in the SPV, which could result in unpredictable and potentially adverse effects on shareholders. Moreover, there is a risk that a court or securities regulators could disregard the statutory definition of “affiliated person,” and still treat the SPV as an affiliated person of the Reinsurance Interval Fund for purposes of the 1940 Act.

Reinsurance Industry Risk. The performance of reinsurance-related securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.), non-natural large catastrophes and other specified events causing physical and/or economic loss. Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss (for example, a hurricane in Miami that causes a specified dollar amount of damage). Generally, the event is either a natural or non-natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Non-natural perils include disasters resulting from human activity, such as commercial and industrial accidents or business interruptions. Major natural disasters in populated areas (such as in the cases of hurricane Katrina in New Orleans in 2005 and super storm Sandy in the New York City metropolitan area in 2012) or related to high-value insured property (such as plane crashes) can result in significant losses and investors in reinsurance-related securities tied to such exposures may also experience substantial losses. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the Reinsurance Interval Fund invests in reinsurance-related securities for which a triggering event occurs, losses associated with such event will result in losses to the Reinsurance Interval Fund and a series of major triggering events affecting a large portion of the reinsurance-related securities held by the Reinsurance Interval Fund will result in substantial losses to the Reinsurance Interval Fund. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on the Reinsurance Interval Fund.

Floating-Rate Instrument Risks

A significant percentage of the reinsurance-related securities in which the Reinsurance Interval Fund directly or indirectly invests are expected to be variable rate, or floating-rate, event-linked bonds. Floating-rate instruments and similar investments may be illiquid or less liquid than other investments. In addition, while the collateral securing

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most event-linked bonds in which the Reinsurance Interval Fund currently intends to invest is typically invested in low-risk investments, certain SPVs in which the Reinsurance Interval Fund invests may permit investment of collateral in higher risk, higher yielding investments. Thus, the value of collateral, if any, securing the Reinsurance Interval Fund’s investments in event-linked bonds can decline or may be insufficient to meet the issuer’s obligations and the collateral, if repaid to the Reinsurance Interval Fund, may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.

Borrowing Risk

The Fund and the Reinsurance Interval Fund may borrow to meet repurchase requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund and the Reinsurance Interval Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s and the Reinsurance Interval Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the Fund’s and the Reinsurance Interval Fund’s investment portfolio and magnify the Fund’s and the Reinsurance Interval Fund’s investment losses or gains. Borrowing also will cost the Fund or the Reinsurance Interval Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s or the Reinsurance Interval Fund’s return. In addition to any more stringent terms imposed by a lender, the 1940 Act requires a closed-end fund to maintain asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) and generally requires a closed-end fund to make provision to prohibit the declaration of any dividend (except a dividend payable in stock of the fund) or distribution on the fund’s stock or the repurchase of any of the fund’s stock, unless, at the time of the declaration or repurchase, there is asset coverage of at least 300% after deducting the amount of the dividend, distribution or purchase price, as the case may be. To satisfy 1940 Act requirements in connection with leverage or to meet obligations, the Fund or the Reinsurance Interval Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. There can be no assurances that the Fund’s or the Reinsurance Interval Fund’s use of leverage will be successful.

Leverage Risk

The Reinsurance Interval Fund may borrow or enter into derivative transactions for investment purposes, which will cause the Reinsurance Interval Fund to incur investment leverage. Therefore, the Reinsurance Interval Fund is subject to leverage risk. Leverage magnifies the Reinsurance Interval Fund’s exposure to declines in the value of one or more underlying investments or creates investment risk with respect to a larger pool of assets than the Reinsurance Interval Fund would otherwise have. This risk is enhanced for the Reinsurance Interval Fund because it invests substantially all its assets in reinsurance-related securities. Reinsurance-related securities can quickly lose all or much of their value if a triggering event occurs. Thus, to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh the Reinsurance Interval Fund’s investment and result in significant losses to the Reinsurance Interval Fund. The value of an investment in the Reinsurance Interval Fund will be more volatile and other risks tend to be compounded if and to the extent the Reinsurance Interval Fund borrows or uses derivatives or other investments that may have embedded leverage. Engaging in such transactions may cause the Reinsurance Interval Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Effects of Leverage

Assuming that leverage will represent approximately 0.37% of the Reinsurance Interval Fund’s total assets (including the amounts of such leverage) and that the Reinsurance Interval Fund will bear expenses relating to that leverage at an annual effective interest rate of 2.50% (based on estimated market interest rates for such financings under current market conditions), the annual return that the Reinsurance Interval Fund’s portfolio must experience (net of expenses) in order to cover such costs of the leverage would be less than 0.01%. These figures are merely estimates based on current market conditions, used for illustration purposes only. Actual expenses associated with leverage used by the Reinsurance Interval Fund may vary frequently and may be significantly higher or lower than the rate used for the example above.

The following table is designed to illustrate the effects of leverage on Reinsurance Interval Fund share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Reinsurance Interval Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Reinsurance Interval Fund. The table further assumes that the Reinsurance Interval Fund utilizes

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borrowings representing approximately 0.37% of the Reinsurance Interval Fund’s total assets (including the amounts of leverage obtained through the use of such borrowings) and a projected annual rate of interest on the Reinsurance Interval Fund’s borrowings of 2.50%, as discussed above. Your actual returns may be greater or less than those appearing below.

Assumed Return on Reinsurance Interval Fund’s Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Reinsurance Interval Fund Share Total Return	-10.04%	-5.02%	0.00%	5.02%	10.04%

Reinsurance Interval Fund share total return is composed of two elements–the Reinsurance Interval Fund share dividends paid by the Reinsurance Interval Fund (the amount of which is largely determined by the net investment income of the Reinsurance Interval Fund after paying interest expenses on the Reinsurance Interval Fund’s leveraging transactions as described above and dividend payments on any preferred shares issued by the Reinsurance Interval Fund) and gains or losses on the value of the securities the Reinsurance Interval Fund owns. This table reflects the hypothetical performance of the Reinsurance Interval Fund’s portfolio and not the performance of the Reinsurance Interval Fund’s shares, the value of which will be determined by market forces and other factors.

The Reinsurance Interval Fund currently uses leverage as a liquidity source to meet redemption needs and to fund the timing differences related to the purchase of Quota Share Notes and may consider other potential uses in the future. The Reinsurance Interval Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including Stone Ridge’s assessment of the yield curve environment, interest rate trends, market conditions, and other factors.

Derivatives Risk

Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference asset they are designed to track. The Reinsurance Interval Fund may invest directly or indirectly in derivatives for investment purposes and for hedging and risk management purposes. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Reinsurance Interval Fund. See the Statement of Additional Information for additional information of the various types and uses of derivatives in the Reinsurance Interval Fund’s strategies.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, the Reinsurance Interval Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Reinsurance Interval Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than the Reinsurance Interval Fund, and if it does, the Reinsurance Interval Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Reinsurance Interval Fund, therefore, may be unable to obtain payments the Adviser believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Reinsurance Interval Fund has incurred the costs of litigation.

The Reinsurance Interval Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Reinsurance Interval Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Reinsurance Interval Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Reinsurance Interval Fund runs the risk of

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having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, the Reinsurance Interval Fund often will not receive the collateral the day the collateral is required to be posted.

The Reinsurance Interval Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Reinsurance Interval Fund. During periods of market disruptions or stress, the Reinsurance Interval Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this Prospectus, including market risk, illiquidity risk, currency risk, and credit risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Reinsurance Interval Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Reinsurance Interval Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Reinsurance Interval Fund’s NAV.

The Reinsurance Interval Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. The Adviser may decide not to use derivatives to hedge or otherwise reduce the Reinsurance Interval Fund’s risk exposures, potentially resulting in losses for the Reinsurance Interval Fund and, in turn, the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity and Restricted Securities Risk”). Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying reference asset may result in a loss substantially greater than the amount invested in the derivative itself. (See “Leverage Risk” above.)

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. The Reinsurance Interval Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders, including the Fund. See “Distributions and Federal Income Tax Matters” below.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices or other economic factors of the underlying investments. No assurances can be given that the Adviser’s judgment in this respect will be correct.

The market price of written options will be affected by many factors, including changes in the market price or other economic attributes of the underlying investment; changes in the realized or perceived volatility of the relevant market and underlying investment; and the time remaining before an option’s expiration.

The market price of options, particularly OTC options, may be adversely affected if the market for the options becomes less liquid or smaller. The Reinsurance Interval Fund may close out a written option position by buying the option instead of letting it expire or be exercised. There can be no assurance that a liquid market will exist when the Reinsurance Interval Fund seeks to close out an option position by buying or selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or clearinghouse may not at all times be adequate to handle current trading volume; or (vi) a regulator or one or more exchanges could, for economic or other reasons, decide to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.

Swaps Risk. The Reinsurance Interval Fund may obtain event-linked exposure by investing directly or indirectly in, among other things, event-linked swaps, which typically are contingent, or formulaically related to defined trigger

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events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes, weather-related phenomena and other criteria determined by independent parties. If a trigger event(s) occurs, the Reinsurance Interval Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in reinsurance-related securities, including risks associated with the counterparty and leverage. See “Risk Considerations—Leverage” above.

Below Investment Grade Securities and Unrated Securities Risk

The Reinsurance Interval Fund may have exposure, without limitation, to reinsurance-related securities that are rated below investment grade or that are unrated but are judged by the Adviser to be of comparable quality. Below investment grade debt securities, which are commonly called “junk bonds,” are rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), or have comparable ratings by another rating organization. Accordingly, certain of the Reinsurance Interval Fund’s unrated investments could constitute a highly risky and speculative investment, similar to an investment in “junk bonds.” The rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Therefore, securities with a lower rating reflect the rating agency’s assessment of the substantial risk that a triggering event will occur and result in a loss. The rating also reflects the reinsurance-related security’s credit risk and the model used to calculate the probability of the trigger event. The rating system for reinsurance-related securities is relatively new and significantly less developed than that of corporate bonds and continues to evolve as the market develops. There is no minimum rating on the instruments in which the Reinsurance Interval Fund may invest. Most rating agencies rely upon one or more of the reports prepared by the following three independent catastrophe-modeling firms: EQECAT, Inc., AIR Worldwide Corporation and Risk Management Solutions, Inc. The Adviser may use reports from one or more of these modeling firms as part of its investment process or may create its own internal risk model for this purpose. Different methodologies are used to evaluate the probability of various types of pre-defined trigger events. If the reports used by the rating agency are flawed, it may cause a rating agency to assign a rating to a reinsurance-related security that is not justified. Therefore, to the extent the Adviser relies on rating agency ratings to select securities for the Reinsurance Interval Fund, the Reinsurance Interval Fund may be exposed to greater risks. Additionally, because there are few major independent catastrophe-modeling firms, the effects of a flawed model or report issued by one or more of such firms will be magnified. Below investment grade investments may be subject to greater risks than other investments, including greater levels of risk related to changes in interest rates, credit risk (including a greater risk of default), and illiquidity risk. Below investment grade investments or unrated investments judged by the Adviser to be of comparable quality may be more susceptible to real or perceived adverse economic and competitive industry or business conditions than higher-grade investments. Yields on below investment grade investments will fluctuate.

Credit Risk

The reinsurance-related securities in which the Reinsurance Interval Fund invests directly or indirectly will be subject to credit risk. The principal invested in many reinsurance-related securities is held by the SPV in a collateral account and invested in various permissible assets set forth under the terms of the SPV. In these cases, typically, the collateral account is invested in high quality U.S. government securities (i.e., U.S. Treasury bonds). However, in certain reinsurance-related securities, the collateral account may be invested in high yielding, higher risk securities. Collateral will generally be invested in accordance with the terms of the SPV and overseen by a collateral manager appointed by the SPV; therefore, the Reinsurance Interval Fund is dependent upon the manager to invest the collateral account proceeds appropriately. A small portion of the reinsurance-related securities in which the Reinsurance Interval Fund invests may, in lieu of such collateral account arrangements, provide for the collateral to be held by the reinsurer. When a collateral account is invested in higher yielding, higher risk securities or when the collateral is held directly by the reinsurer, the Reinsurance Interval Fund will be subject to the risk of non-payment of scheduled principal and interest on such collateral. Such non-payments and defaults may reduce the income to the Reinsurance Interval Fund and negatively impact the value of Reinsurance Interval Fund shares and, in turn, the Fund’s Shares.

Foreign Investing Risk

The Reinsurance Interval Fund may invest directly or indirectly in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the Reinsurance Interval Fund will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, the Reinsurance Interval Fund may invest without limitation in securities issued by non-U.S. entities, including those in emerging

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market countries. Certain SPVs in which the Reinsurance Interval Fund invests may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. insurers are subject. Such SPVs may pose a greater risk of loss, for example, due to less stringent underwriting and/or risk-retention requirements. The Reinsurance Interval Fund’s investments will consist primarily of event-linked bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes that provide the Reinsurance Interval Fund with contractual rights under the terms of the issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Reinsurance Interval Fund’s investments in foreign securities (see “Currency Risk” below). Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the U.S., which could affect the liquidity of the Reinsurance Interval Fund’s assets.

Currency Risk

It is expected that a substantial portion of the Reinsurance Interval Fund’s direct or indirect investments in reinsurance-related securities will be U.S. dollar denominated investments. To the extent the Reinsurance Interval Fund invests in non-U.S. denominated instruments, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. Currency exchange rates can fluctuate significantly for many reasons. The dollar value of foreign investments may also be affected by exchange controls. Currency risk also includes the risk that the currency to which the Reinsurance Interval Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Reinsurance Interval Fund may realize a loss both on the hedging instrument and on the currency being hedged. There can be no assurances or guarantees that any efforts the Fund makes to hedge exposure to foreign exchange rate risks that arise as a result of its investments will successfully hedge against such risks or that adequate hedging arrangements will be available on an economically viable basis, and in some cases, hedging arrangements may result in additional costs being incurred or losses being greater than if hedging had not been used.

Equity Investing Risk

The Reinsurance Interval Fund may at times invest directly or indirectly in equity securities, which may be publicly or privately offered. The equity securities in which the Reinsurance Interval Fund invests may be more volatile than the equity markets as a whole. Equity securities risk is the risk that the value of equity instruments to which the Reinsurance Interval Fund is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate, and the particular circumstances and performance of the issuers. Market conditions may affect certain types of equity securities to a greater extent than other types. Equity securities have experienced significantly more volatility in returns than debt securities. Equities to which the Reinsurance Interval Fund will be exposed are structurally subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and, therefore, will be subject to greater dividend risk than debt instruments of such issuers. Finally, the prices of equities may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, preferred securities generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

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Subsidiary Risk

By investing through its Subsidiary, the Reinsurance Interval Fund is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary will not be registered as an investment company under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act, although the Subsidiary will be managed pursuant to compliance policies and procedures of the Reinsurance Interval Fund applicable to it. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Reinsurance Interval Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Reinsurance Interval Fund, and, therefore, the Fund.

Non-Diversification Risk

The Reinsurance Interval Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Reinsurance Interval Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Reinsurance Interval Fund invests a higher percentage of its assets in the securities of a single issuer, the Reinsurance Interval Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely. The Fund is also classified as a “non-diversified” fund under the 1940 Act, and, because it invests all or substantially all of its assets in the Reinsurance Interval Fund, it is also subject to this risk.

Market Risk

The value of the Reinsurance Interval Fund’s investments may decline, sometimes rapidly or unpredictably, due to general economic conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic or political conditions throughout the world, changes in interest or currency rates or adverse investor sentiment generally. The value of the Reinsurance Interval Fund’s investments also may decline because of factors that affect a particular industry or industries. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities.

Management and Operational Risk

The Fund and the Reinsurance Interval Fund are subject to management risk because they rely on the Adviser’s ability to achieve their investment objective. The Reinsurance Interval Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Reinsurance Interval Fund and, in turn, the Fund, to incur significant losses. The Adviser may select investments that do not perform as anticipated by the Adviser, may choose to hedge or not to hedge positions at disadvantageous times and may fail to use derivatives effectively.

Any imperfections, errors, or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect the Reinsurance Interval Fund’s and, in turn, the Fund’s, performance. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security.

The Fund and the Reinsurance Interval Fund also are subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber attacks, disruptions, and failures affecting, or by, a service provider. For example, trading delays or errors (both human and systematic) could prevent the Reinsurance Interval Fund and, in turn, the Fund, from benefiting from potential investment gains or avoiding losses.

With the increased use of technologies and the dependence on computer systems to perform necessary business functions, investment companies (such as the Fund or the Reinsurance Interval Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Reinsurance Interval Fund, the Adviser, or the custodian, transfer agent, or other third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s or the Reinsurance Interval Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund or the Reinsurance Interval Fund to regulatory fines, penalties or

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financial losses, reimbursement or other compensation costs, and additional compliance costs. While the Adviser has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.

Tax Risk

The Fund and the Reinsurance Interval Fund each intends to qualify for treatment as a RIC under the Code. In order to qualify for such treatment, the Fund or the Reinsurance Interval Fund, as the case may be, must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income. If the Reinsurance Interval Fund were to fail to qualify as a RIC, then, absent a cure of such failure (which might not be available), the Fund would itself fail to qualify for treatment as a RIC.

The Reinsurance Interval Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Reinsurance Interval Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect the Reinsurance Interval Fund’s and, therefore, the Fund’s ability to qualify for such treatment.

If, in any year, the Fund or the Reinsurance Interval Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund or the Reinsurance Interval Fund, as the case may be, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

Reorganization Risk

There is a risk that the Fund may not be able to complete any Reorganization on a tax-free basis. If the Reorganization is unable to be conducted as a tax-free transaction, the Board may proceed with the Reorganization as a taxable transaction or may consider other strategic alternatives.

Prepayment or Call Risk

Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Reinsurance Interval Fund holds a fixed income security that can be prepaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Reinsurance Interval Fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the Reinsurance Interval Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Reinsurance Interval Fund may lose the amount of the premium paid in the event of prepayment.

Extension Risk

During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security.

QIB Qualification Risk

The event-linked bonds and Quota Share Notes in which the Reinsurance Interval Fund invests are only available to qualified institutional buyers (“QIBs”), as defined in Rule 144A under the 1933 Act. At any given time, the Reinsurance Interval Fund may not have sufficient assets to be deemed a QIB for purposes of Rule 144A, whether because investment losses or repurchases cause the Reinsurance Interval Fund’s assets to drop below the threshold amount or for other reasons. In the event the Reinsurance Interval Fund does not qualify as a QIB, it will not be able to purchase additional event-linked bonds or Quota Share Notes, which may prevent the Reinsurance Interval Fund from achieving its investment objective.

Subordinated Securities Risk

Certain SPVs in which the Reinsurance Interval Fund invests may issue multiple tranches of interests to investors. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than

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non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Government Securities Risk

The Reinsurance Interval Fund may invest directly or indirectly in securities issued or guaranteed by the U.S. government (including U.S. Treasury obligations which differ in their interest rates, maturities and times of issuance) or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, risks related to changes in interest rates, and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Reinsurance Interval Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers. In addition, the U.S. Treasury Department placed Fannie Mae and Freddie Mac into conservatorship in September 2008. They remain in conservatorship and the effect that this will have on the companies’ debt and equity securities is unclear. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will continue to support these or other government-sponsored entities in the future. Further, the benefits of any such government support may extend only to the holders of certain classes of an issuer’s securities.

Focused Investment Risk

Issuers of event-linked bonds and other reinsurance-related securities are generally classified as belonging to the financial services sector; however, the Reinsurance Interval Fund has no current intention to invest in banks or other issuers that may be commonly considered in the financial services sector. As a result of this categorization of reinsurance-related securities, the Reinsurance Interval Fund may be subject to the risks of such focused investing. The industries within the financial services sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Non-U.S. financial services companies, including insurance companies, may be subject to different levels of regulation than that to which similar companies operating in the U.S. are subject. Similarly, to the extent the Reinsurance Interval Fund has exposure to a significant extent in investments tied economically to a specific geographic region, country or a particular market, it will have more exposure to regional and country economic risks than it would if it had more geographically diverse investments.

Cash Management Risk

The value of the investments held by the Fund and the Reinsurance Interval Fund for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund or the Reinsurance Interval Fund has any uninvested cash, the Fund or the Reinsurance Interval Fund will be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the Fund or the Reinsurance Interval Fund to achieve its investment objectives.

Securities Lending Risk

As with other extensions of credit, there are risks of delay and costs involved in recovery of securities or even loss of rights in the securities loaned or in the collateral if the borrower of the securities fails to return the securities or

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fails financially. These delays and costs could be greater with respect to foreign securities. The Reinsurance Interval Fund may pay lending fees to the party arranging the loan. Securities lending collateral may be invested in liquid, short-term investments, such as money market funds, managed by third party advisers or banks. The Reinsurance Interval Fund bears the risk of investments made with the cash collateral received by the Reinsurance Interval Fund in securities lending transactions. Investments of cash collateral may depreciate and/or become illiquid, although the Reinsurance Interval Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations.

Quantitative Model Risk

The Reinsurance Interval Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the quantitative analyses or models of the Adviser or any third party, or in the data on which they are based, could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Reinsurance Interval Fund’s performance. There can be no assurance that these methodologies will help the Reinsurance Interval Fund to achieve its objective.

Investing in Other Investment Companies Risk

Investing in other investment companies subjects the Reinsurance Interval Fund to the risks of investing in the underlying securities or assets held by those investment companies. When investing in another investment company, the Reinsurance Interval Fund will bear a pro rata portion of the underlying fund’s expenses, in addition to the Reinsurance Interval Fund’s own expenses. Similarly, since the Fund is invested in the Reinsurance Interval Fund, it is subject to the risk of investing in the underlying securities or assets held by the Reinsurance Interval Fund, and as described above under “Fund Expenses,” the Fund bears its pro rata portion of the Reinsurance Interval Fund’s fees and expenses.

Repurchase Offers Risk

As described under “Periodic Repurchase Offers” and “Periodic Repurchase Offers of the Reinsurance Interval Fund” below, each of the Fund and the Reinsurance Interval Fund is an “interval fund.”In order to provide liquidity to shareholders, the Reinsurance Interval Fund, subject to applicable law, conducts quarterly repurchase offers of the Reinsurance Interval Fund’s outstanding shares at NAV, subject to approval of the board of trustees of the Reinsurance Interval Fund. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of the Reinsurance Interval Fund’s outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund will make a repurchase offer twelve months after commencement of investment operations and quarterly thereafter, in the manner described above, pursuant to Rule 23c-3. Each of the Fund and the Reinsurance Interval Fund believes that these repurchase offers are generally beneficial to shareholders and repurchases generally are or, in the case of the Fund, will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund or the Reinsurance Interval Fund to be fully invested or force the Fund or the Reinsurance Interval Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund or the Reinsurance Interval Fund’s investment performance. Moreover, diminution in the size of the Reinsurance Interval Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Reinsurance Interval Fund to participate in new investment opportunities or to achieve its investment objective. Similarly, a diminution in the size of the Fund through repurchases may result in the need to dispose of Reinsurance Interval Fund shares at a disadvantageous time or may limit the ability of the Fund to invest fully in the Reinsurance Interval Fund or to achieve its investment objective. If the Fund or the Reinsurance Interval Fund employed investment leverage, repurchases would compound the adverse effects of leverage in a declining market. In addition, if the Fund or the Reinsurance Interval Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender, by increasing the expenses of the Fund or the Reinsurance Interval Fund, as the case may be, and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund or the Reinsurance Interval Fund, as the case may be, will effect repurchases on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund and the Fund may be unable to liquidate all or a given percentage of its investment in the

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Reinsurance Interval Fund at NAV during a particular repurchase offer. Some shareholders of the Fund, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular repurchase offer, thereby increasing the likelihood that proration will occur. Similarly, the Fund may tender more shares of the Reinsurance Interval Fund in order to meet its own repurchase requests and thereby cause the Reinsurance Interval Fund’s repurchase offers to be oversubscribed. A shareholder in the Fund, and the Fund, as a shareholder in the Reinsurance Interval Fund, may be subject to market and other risks, as the NAV of shares of the Reinsurance Interval Fund or the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tenders is determined. In addition, repurchases may be taxable events to shareholders in the Fund or to the Fund as a shareholder in the Reinsurance Interval Fund.

Expense Risk

Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. The Fund’s expense limitation agreement, which, with respect to the Fund’s “Other Expenses,” generally remains in effect for a period of one year, mitigates this risk. However, there is no assurance that the Adviser will renew such expense limitation agreement from year-to-year.

Reporting Requirements

Shareholders who beneficially own Shares that constitute more than 5% of the Fund’s Shares are subject to certain requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder. These include requirements to file certain reports with the SEC (e.g., reports pursuant to Section 13 of the Exchange Act). The Fund has no obligation to file such reports on behalf of such shareholders or to notify shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisors.

Anti-takeover Provisions

The Fund’s Amended and Restated Declaration of Trust and the Reinsurance Interval Fund’s Amended and Restated Declaration of Trust, together with any amendments thereto, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or the Reinsurance Interval Fund, as the case may be, or to convert the Fund or the Reinsurance Interval Fund, as applicable, to open-end status.

MANAGEMENT OF THE FUND

Board of Trustees

The Board oversees the conduct of the Fund’s affairs and the Adviser’s management of the Fund.

The Adviser

Stone Ridge Asset Management LLC acts as the Fund’s investment manager under an Investment Advisory Agreement (the “Advisory Agreement”) and as the Reinsurance Interval Fund’s investment manager under a separate investment advisory agreement. The Adviser’s principal office is located at 510 Madison Avenue, 21st Floor, New York, New York 10022. As of August 31, 2016, Stone Ridge managed approximately $8.0 billion of assets. Stone Ridge is a Delaware limited liability company.

Under the general oversight of the Board, the Adviser has been engaged to carry out the investment and reinvestment of the assets of the Fund and the Reinsurance Interval Fund, to furnish continuously an investment program with respect to the Fund and the Reinsurance Interval Fund, to determine, in the case of the Reinsurance Interval Fund, which investments should be purchased, sold or exchanged, and in the case of the Fund, the appropriate level of investment in the Reinsurance Interval Fund, and to implement such determinations, in the case of the Reinsurance Interval Fund, by causing the Reinsurance Interval Fund to make investments directly or through its Subsidiary, and in the case of the Fund, by causing the Fund to make investments in the Reinsurance Interval Fund. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. The Fund may pay a portion of the salary of the chief compliance officer to the Fund.

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The Reinsurance Interval Fund has agreed to pay the Adviser as compensation under its advisory agreement a fee in the amount of 2.00% of the average daily net assets of the Reinsurance Interval Fund. Stone Ridge may voluntarily reimburse additional fees and expenses but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time. The Fund has also agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of 2.00% of the average daily net assets of the Fund. Notwithstanding the foregoing, Stone Ridge has entered into a contractual expense limitation as described under “Fund Expenses.”

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s first report to shareholders.

Robert Gutmann, Alexander Nyren, Benjamin Robbins, Ross Stevens and Yan Zhao are the Portfolio Managers of the Fund. Each of the Portfolio Managers has been with the Fund since inception. Each of the Portfolio Managers also is a Portfolio Manager of the Reinsurance Interval Fund and other registered investment companies, including mutual funds.

Robert Gutmann. Robert Gutmann, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Nyren, Mr. Robbins, Mr. Stevens and Ms. Zhao. Mr. Gutmann is a co-founder of Stone Ridge. Prior to joining Stone Ridge in 2012, Mr. Gutmann was the Head of Delta-One Synthetic Solutions at RBC Capital Markets from 2010 to 2012. He started his career at Morgan Stanley, where he became a senior trader in the Delta-One Structured Products group. Mr. Gutmann received his B.A. in Mathematics and Music from Columbia University.

Alexander Nyren. Alexander Nyren, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Robbins, Mr. Stevens and Ms. Zhao. Prior to joining Stone Ridge in 2013, Mr. Nyren was in the insurance practice of Oliver Wyman since 2010, where he was a Principal. Previously, he was at Barclays Capital/Lehman Brothers from 2006 to 2010, where he was a Vice President. In that role, he structured insurance-linked securities, including approximately $1.4 billion of catastrophe bonds. Mr. Nyren received an MPhil in Economics from the University of Cambridge and a BA with highest honors in Applied Mathematics from Harvard University.

Benjamin Robbins. Benjamin Robbins, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Nyren, Mr. Stevens and Ms. Zhao. Prior to joining Stone Ridge in 2014, Mr. Robbins was a Director at Deutsche Bank, where he worked from 2006 to 2014 and managed a trading book of insurance-linked securities. Mr. Robbins holds an AB, magna cum laude, in Physics from Harvard University and is a CFA charterholder.

Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Nyren, Mr. Robbins and Ms. Zhao. Mr. Stevens is the Founder of Stone Ridge. Prior to founding Stone Ridge in 2012, Mr. Stevens was a member of the Investment Committee and Co-Head of the Portfolio Managers Committee at Magnetar Capital from 2008 through 2012. Previously, he was Global Co-Head of Equities at Jefferies and Global Head of Electronic Trading at Bank of America. Mr. Stevens started his career in quantitative research at Goldman Sachs Asset Management after receiving his PhD in Finance and Statistics from University of Chicago (Booth) and his BSE in Finance from University of Pennsylvania (Wharton).

Yan Zhao. Yan Zhao, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Nyren, Mr. Robbins and Mr. Stevens. Prior to joining Stone Ridge in 2012, Ms. Zhao was a senior management consultant at the Boston Consulting Group from 2011 to 2012. Ms. Zhao started her career at Morgan Stanley, where she traded delta-one structured products with Mr. Gutmann. Ms. Zhao holds an MBA from Harvard Business School and a BA with honors in Economics from Harvard University.

Additional Information Regarding Portfolio Managers

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund. The Statement of Additional Information is available free of charge by calling (855) 609-3680. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus or the Statement of Additional Information.

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Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. Stone Ridge is currently the sole shareholder of the Fund and, therefore, a control person. However, it is anticipated that Stone Ridge will no longer be a control person once this offering is completed.

The Fund’s Service Providers

Custodian. U.S. Bank, NA, located at 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is the Fund’s custodian.

Transfer Agent. U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s transfer agent.

Administrator. U.S. Bancorp Fund Services, LLC, (the “Administrator”) located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s administrator and accounting agent, performing general administrative tasks for the Fund, including, but not limited to, keeping financial books and records of the Fund. The Fund compensates the Administrator at rates that are determined based on the aggregate net assets of the funds in the Stone Ridge fund complex, with each fund paying a pro rata portion of the fee allocated on the basis of the funds’ net assets.

Independent Registered Public Accounting Firm. Ernst & Young, LLP, 5 Times Square, New York, New York 10036, serves as the Fund’s Independent Registered Public Accounting Firm, and is registered with, and subject to regular inspection by, the Public Company Accounting Oversight Board.

Legal Counsel. Ropes & Gray LLP, located at 800 Boylston Street, Boston, Massachusetts, acts as legal counsel to the Fund.

Distributions

The Fund intends to declare and pay dividends of substantially all net investment income and net realized capital gains at least annually. Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds.

SHAREHOLDER GUIDE

PLAN OF DISTRIBUTION

Quasar Distributors, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), is the principal underwriter of Shares of the Fund. Shares may be purchased only through the Distributor. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of its contract with the Fund. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Distributor will also act as agent for the Fund in connection with repurchases of Shares.

Shares of the Fund will be continuously offered through the Distributor, as the exclusive distributor. The Fund has authorized one or more intermediaries (e.g., brokers, investment advisers, etc. collectively “Intermediaries”) to receive orders on its behalf. Such Intermediaries are authorized to designate other Intermediaries to receive orders on the Fund’s behalf. The Fund will be deemed to have received an order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. The Shares will be offered at NAV per share calculated each regular business day.

The Fund and the Distributor will have the sole right to accept orders to purchase Shares and reserve the right to reject any order in whole or in part.

Investors may be charged a fee if they effect transactions through an Intermediary.

No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed, and the Fund does not currently intend to list its Shares for trading on any securities exchange and does not anticipate that a secondary market will develop for its Shares. Neither the Adviser nor the Distributor intends to make a market in the Fund’s Shares.

The Distributor is not obligated to buy any of the Shares. The Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the 1933 Act.

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To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Trustee and former Trustee against certain liabilities under the 1933 Act and in connection with the services rendered to the Fund.

HOW TO BUY SHARES

Shareholders who invest in the Fund through an Intermediary should contact their financial Intermediary regarding purchase procedures. Shares generally are available for investment only by clients of registered investment advisers and a limited number of certain other Eligible Investors (as defined below). All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Shares. Purchase through an Intermediary does not affect these eligibility requirements.

A purchase of Shares will be made at the NAV per share next determined following receipt of a purchase order in good order by the Fund, its authorized agent, its Distributor’s authorized agent, or authorized Intermediary or the Intermediary’s authorized designee if received at a time when the Fund is open to new investments. A purchase order is in “good order” when the Fund, its Distributor’s agent, an authorized Intermediary or, if applicable, an Intermediary’s authorized designee, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Adviser. Once the Fund (or one of its authorized agents) accepts a purchase order, you may not cancel or revoke it. The Fund reserves the right to cancel any purchase order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.

Clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

Shares are offered to the following groups of investors (“Eligible Investors”):

1.	Institutional investors, including professional firms in the investment business, registered investment advisers (RIAs), family offices, pensions, endowments and foundations;

2.	Clients of institutional investors;

3.	Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans;

4.

Certain other Eligible Investors as approved from time to time by the Adviser. Eligible Investors include employees, former employees, shareholders, members and directors of the Adviser and the Fund or each of their affiliates, and friends and family members of such persons; and

5.	Investment professionals or other financial intermediaries investing for their own accounts, and their immediate family members.

Some Intermediaries may impose different or additional eligibility requirements. The Adviser has the discretion to further modify or waive their eligibility requirements.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates. The Fund reserves the right to refuse any request to purchase Shares. The Shares are subject to the investment minimums described below.

Investment Minimums

The minimum initial account size is $15 million. This minimum investment requirement may be modified or reduced as follows:

For eligibility groups 3, 4 and 5 described above under “How to Buy Fund Shares,” there will be no minimum investment requirement.

Investment minimums may be waived by the Board or pursuant to procedures adopted by the Board.

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Other Policies

No Share Certificates. The issuance of Shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of Shares of the Fund you own. You can rely on these statements in lieu of certificates. The Fund does not issue certificates representing Shares of the Fund.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account on behalf of a natural person unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

eDelivery

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in the Fund online. Select this option on your account application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call (855) 609-3680.

Fund Closings

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.

In addition, the Fund will be made available for investment on a priority basis to a group of investors (the “Consortium”) who have participated in educational sessions regarding the Fund and the Reinsurance Interval Fund and the asset class in which the Fund and the Reinsurance Interval Fund invest. If capacity allows, once orders are fulfilled for the Consortium, the Fund will then be made available for investment by other investors. The Fund may also prioritize and allocate capacity to the Consortium upon any subsequent re-opening of the Fund. The Consortium members do not have any special rights to offering price, dividends or liquidation. The Consortium is expected to consist of a selected group of registered investment advisers who have discretionary authority to invest on their clients’ behalf and a fiduciary duty to their clients, and with whom the Adviser has a long-standing relationship. Members of the Consortium and their clients are not obligated to invest in the Fund.

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PERIODIC REPURCHASE OFFERS

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive net asset value (“NAV”) on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. Except as permitted by the Fund’s interval structure, no shareholder will have the right to require the Fund to repurchase its Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a regular schedule. The schedule requires the Fund to make repurchase offers twelve months after commencement of investment operations and quarterly thereafter.

Repurchase Dates

The months in which the Fund’s repurchase offers will take place will depend on when the Fund commences investment operations. As discussed below, the date on which the repurchase price for Shares is determined will be generally on or about the 15th day of the month following the month in which the repurchase request notification is sent to shareholders, but shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

Repurchase Request Deadline

The date by which shareholders wishing to tender Shares for repurchase must respond to the repurchase offer will typically fall approximately seven days before the Repurchase Pricing Date (defined below).

When a repurchase offer commences, the Fund will send, at least 21 days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

•	The date on which a shareholder’s repurchase request is due (the repurchase deadline).

•	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”). See “Repurchase Dates” above.

•	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase.

•	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

•	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document. The Repurchase Request Deadline will be strictly observed. If a shareholder, including the Fund, fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The date on which the repurchase price for Shares is determined will be generally on or about the 15th day of the month that follows the repurchase offer (the “repurchase pricing date”), but shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to shareholders between one and three business days after the repurchase pricing date

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and will distribute such payment no later than seven (7) calendar days after such date. The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and repurchase pricing date. The method by which the Fund calculates NAV is discussed below under “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by calling the Fund’s transfer agent at (855) 609-3680.

The Fund does not currently charge a repurchase fee. However, the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Shares, thus allocating estimated transaction costs to the shareholder whose Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce the repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act.

The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; (2) if making or effecting the repurchase offer would cause the Shares that are subject to the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association; (3) for any period during which the New York Stock Exchange (“NYSE”) or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (4) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (5) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is not expected to be any minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees will set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. The Fund does not expect to offer to repurchase additional Shares in the event an offer is oversubscribed.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular repurchase offer, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the repurchase pricing date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment

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deadline. Depending on the timing of the Fund’s repurchase offers, the Fund may determine that the shares of the Reinsurance Interval Fund that it holds are illiquid for purposes of Rule 23c-3 under the 1940 Act. If the Fund so determines, it will be required to hold cash in an amount and for a time sufficient to satisfy the liquidity requirements described above. The Fund is permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Risk Considerations — Repurchase Offers Risk” above. In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Distributions and Federal Income Tax Matters” below and “Tax Status” in the SAI.

PERIODIC REPURCHASE OFFERS OF THE REINSURANCE INTERVAL FUND

The Reinsurance Interval Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of its shares, makes periodic offers to repurchase shares. Except as permitted by the Reinsurance Interval Fund’s interval structure, no shareholder, including the Fund, will have the right to require the Reinsurance Interval Fund to repurchase its shares. No public market for its shares exists, and none is expected to develop in the future. Consequently, shareholders of the Reinsurance Interval Fund generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Reinsurance Interval Fund.

The Reinsurance Interval Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Reinsurance Interval Fund to offer to repurchase at least 5% and up to 25% of its shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Reinsurance Interval Fund’s outstanding shares, for each quarterly repurchase offer, the Reinsurance Interval Fund currently expects to offer to repurchase 5% of the Reinsurance Interval Fund’s outstanding shares at NAV subject to approval of the board of trustees of the Reinsurance Interval Fund. The schedule requires the Reinsurance Interval Fund to make repurchase offers every three months.

Repurchase Dates

The Reinsurance Interval Fund makes quarterly repurchase offers in the months of January, April, July and October. As discussed below, the date on which the repurchase price for shares is determined will be generally on or about the 15th day of the following month, but shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

Repurchase Request Deadline

The date by which shareholders wishing to tender shares of the Reinsurance Interval Fund for repurchase must respond to the repurchase offer typically falls approximately seven days before the Repurchase Pricing Date (defined below).

When a repurchase offer commences, the Reinsurance Interval Fund sends, at least 21 days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

•

The percentage of outstanding shares that the Reinsurance Interval Fund is offering to repurchase and how the Reinsurance Interval Fund will purchase shares on a pro rata basis if the offer is oversubscribed.

•	The date on which a shareholder’s repurchase request is due (the repurchase deadline).

•	The date that will be used to determine the Reinsurance Interval Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”). See “Repurchase Dates” above.

•	The date by which the Reinsurance Interval Fund will pay to shareholders the proceeds from their shares accepted for repurchase.

•	The NAV of the shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

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•	The procedures by which shareholders may tender their shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

•	The circumstances in which the Reinsurance Interval Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Reinsurance Interval Fund document. The Repurchase Request Deadline will be strictly observed. If a shareholder, including the Fund, fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The date on which the repurchase price for shares of the Reinsurance Interval Fund is determined will be generally on or about the 15th day of the month that follows the repurchase offer (the “repurchase pricing date”), but shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Reinsurance Interval Fund expects to distribute payment to shareholders between one and three business days after the repurchase pricing date and will distribute such payment no later than seven (7) calendar days after such date. The Reinsurance Interval Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and repurchase pricing date. The method by which the Reinsurance Interval Fund calculates NAV is discussed below under “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by calling the Reinsurance Interval Fund’s transfer agent at (855) 609-3680.

The Reinsurance Interval Fund does not currently charge a repurchase fee. However, the Reinsurance Interval Fund may charge a repurchase fee of up to 2%, which the Reinsurance Interval Fund would retain to help offset non-de minimis estimated costs related to the repurchase (such as bid to ask spreads) incurred by the Reinsurance Interval Fund, directly or indirectly, as a result of repurchasing shares, thus allocating estimated transaction costs to the shareholder whose shares are being repurchased. The Reinsurance Interval Fund may introduce, or modify the amount of, a repurchase fee at any time. The Reinsurance Interval Fund may also waive or reduce the repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Reinsurance Interval Fund will not incur transaction costs or will incur reduced transaction costs.

Suspension or Postponement of Repurchase Offers

The Reinsurance Interval Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the trustees of the Reinsurance Interval Fund, including a majority of trustees who are not “interested persons” of the Reinsurance Interval Fund, as defined in the 1940 Act.

The Reinsurance Interval Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Reinsurance Interval Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; (2) for any period during which the New York Stock Exchange (“NYSE”) or any other market in which the securities owned by the Reinsurance Interval Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Reinsurance Interval Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Reinsurance Interval Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Reinsurance Interval Fund.

Oversubscribed Repurchase Offers

There is no minimum number of shares that must be tendered before the Reinsurance Interval Fund will honor repurchase requests. However, the Reinsurance Interval Fund’s trustees will set for each repurchase offer a maximum percentage of shares that may be repurchased by the Reinsurance Interval Fund. In the event a repurchase offer by the Reinsurance Interval Fund is oversubscribed, the Reinsurance Interval Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the

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Reinsurance Interval Fund. If the Reinsurance Interval Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Reinsurance Interval Fund is entitled to repurchase, the Reinsurance Interval Fund will repurchase the shares tendered on a pro rata basis. The Reinsurance Interval Fund does not expect to offer to repurchase additional shares in the event a repurchase offer is oversubscribed.

If any shares that investors, such as the Fund, wish to tender to the Reinsurance Interval Fund are not repurchased because of proration, the investor will have to wait until the next repurchase offer and resubmit a new repurchase request, and that repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Reinsurance Interval Fund may not purchase all of the shares an investor wishes to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that the Fund will be able to tender its shares of the Reinsurance Interval Fund when or in the amount that it desires.

Consequences of Repurchase Offers

From the time the Reinsurance Interval Fund distributes or publishes each repurchase offer notification until the repurchase pricing date for that offer, the Reinsurance Interval Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Reinsurance Interval Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Reinsurance Interval Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Reinsurance Interval Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing the Reinsurance Interval Fund’s expenses and reducing any net investment income. There is no assurance that the Reinsurance Interval Fund will be able sell a significant amount of additional shares so as to mitigate these effects.

These and other possible risks associated with the Reinsurance Interval Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund — Repurchase Offers Risk” above. In addition, the repurchase of shares by the Reinsurance Interval Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Distributions and Federal Income Tax Matters” below and “Tax Status” in the SAI.

SERVICES AGREEMENT

The Fund has entered into a “Services Agreement” with the Adviser pursuant to which the Fund has appointed the Adviser as “servicing agent” to compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. These financial industry professionals may provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange Shares of the Fund. Shareholder servicing arrangements may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Services Agreement, the Fund pays the Adviser, quarterly in arrears, an investor services fee computed at an annual rate of 0.10% of the average daily net assets of the Fund, computed on a monthly basis.

PAYMENTS TO FINANCIAL FIRMS

The Fund or the Adviser also may enter into agreements with certain Intermediaries under which the Fund makes payments to the Intermediaries in recognition of the avoided transfer agency costs to the Fund associated with the Intermediaries’ maintenance of customer accounts or in recognition of the services provided by Intermediaries through fund platforms. Payments made by the Fund or the Adviser under such agreements are generally based on either (1) a percentage of the average daily net asset value of the customer Shares serviced by the Intermediary, up to a set maximum, or (2) a per account fee assessed against each account serviced by such Intermediary, up to a set maximum. These payments are in addition to other payments described in this Prospectus such as the Services Agreement. Investors who invest through financial firms are subject to the eligibility requirements set out herein.

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DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments, plus cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of Shares outstanding. The Fund’s Shares are valued as of a particular time (the “Valuation Time”) on the last day of each week and last day of each month (if different) that the New York Stock Exchange (“NYSE”) opens for business.1 The Fund reserves the right to calculate the net asset value more frequently if deemed desirable. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). Current net asset values per share of the Fund may be obtained by contacting the Transfer Agent by telephone at (855) 609-3680.

The NAV of the Reinsurance Interval Fund’s shares is determined by dividing the total value of the Reinsurance Interval Fund’s portfolio investments, plus cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of shares outstanding. The Reinsurance Interval Fund’s shares are valued as of a particular time (the “Valuation Time”) on the last day of each week and last day of each month (if different) that the NYSE opens for business. The Reinsurance Interval Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

Because the Fund will invest all or substantially all of its assets in the Reinsurance Interval Fund, the value of the assets of the Fund will depend on the value of its pro rata interest in the Reinsurance Interval Fund investments. The Board has approved procedures pursuant to which the Fund will value its investments. These procedures are identical to those of the Reinsurance Interval Fund and descriptions herein of the valuation of instruments other than shares of the Reinsurance Interval Fund apply to the valuation of the portfolio assets of the Reinsurance Interval Fund. In accordance with these procedures, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sale prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers, brokers, data delivery vendors, or pricing services. With respect to pricing of certain reinsurance-related securities, the Fund utilizes an external pricing service to provide daily pricing data. Such pricing is determined by the pricing service based on bids issued by established market makers and/or insurance companies (or, issued by one broker, insurance or reinsurance company, if only one quote is available) and other available sources. To the extent the Fund invests in open-end management companies that are registered under the 1940 Act, the Fund’s NAV will be calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects. Please see “Computation of Net Asset Value” in the SAI for more information. Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable or infrequent), the Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board (“fair value pricing”). In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate as further described below. The Valuation Committee (the “Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the Board) has the responsibility for overseeing the implementation of the Fund’s valuation procedures and fair value determinations made on behalf of the Board. For purposes of determining the fair value of securities, the Committee may consider, without limitation: (i) indications or quotes from brokers, insurance companies, or reinsurance companies, (ii) valuations provided by a third-party pricing agent, (iii) internal models that take into consideration different factors determined to be relevant by the Adviser; or (iv) any combination of the above. Fair value pricing may require subjective determinations about the value of an asset or liability. The values of the Fund’s investments in publicly traded foreign equity securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those

[1]

The NYSE is open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

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securities is substantially completed and the close of the NYSE. Fair values used to determine the Fund’s NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier that day.

It is expected that a substantial portion of the Reinsurance Interval Fund’s investments will be U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Reinsurance Interval Fund could change on days when Fund Shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s Shares may change on days when an investor is not able to purchase, redeem or exchange Shares. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

DISTRIBUTIONS AND FEDERAL INCOME TAX MATTERS

It is the Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. Unless you elect to receive your distributions in cash, your distributions will be reinvested in additional Shares of the same share class of the Fund at the NAV calculated as of the payment date. The Fund will pay distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the NAV of the Fund will be reduced by the amount of the payment.

This section summarizes some of the important U.S. federal income tax consequences of investing in the Fund. This discussion does not address all aspects of taxation that may apply to shareholders or to specific types of shareholders such as tax-deferred retirement plans and persons who are not “U.S. persons” within the meaning of the Code. You should consult your tax adviser for information concerning the possible application of federal, state, local or non-U.S. tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

The Fund will invest all or substantially all of its assets in the Reinsurance Interval Fund, and so substantially all of the Fund’s income will be as a result of distributions (or deemed distributions) from the Reinsurance Interval Fund. Therefore, as applicable, references to the U.S. federal income tax treatment of the Fund, including to the assets owned, income earned by or decisions made by or on behalf of the Fund, will be to or will include the Reinsurance Interval Fund, and, as applicable, the assets owned, income earned by or decisions made by or on behalf of the Reinsurance Interval Fund.

The Fund intends to elect and the Reinsurance Interval Fund has elected to be treated, and each of the Fund and the Reinsurance Interval Fund intends to qualify and be treated each year as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). A RIC generally is not subject to federal income tax at the fund level on income and gains that are timely distributed to shareholders. To qualify for treatment as a RIC, the Fund and the Reinsurance Interval Fund must meet certain income, asset diversification and distribution requirements. If the Reinsurance Interval Fund were to fail to qualify for treatment as a RIC in a particular tax year, absent a cure thereof (which cure might not be available), the Fund would itself fail to qualify as a RIC.

The Fund’s and the Reinsurance Interval Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a regulated investment company. The tax treatment of certain of the Reinsurance Interval Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect the Reinsurance Interval Fund’s, and thus the Fund’s ability to qualify for such treatment. Failure of the Fund to qualify and be eligible to be treated as a RIC would result in fund-level taxation and, consequently, a reduced return on your investment.

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The Reinsurance Interval Fund may invest substantially in foreign securities. Such investments may include equity securities of passive foreign investment companies (“PFICs”) for federal income tax purposes. Investments in a PFIC potentially (i) accelerate the recognition of income by the Reinsurance Interval Fund without the receipt of cash, (ii) increase the amount required to be distributed by the Reinsurance Interval Fund to qualify as a RIC or eliminate a fund-level tax, (iii) result in a higher percentage of Reinsurance Fund distributions treated as ordinary income, or (iv) subject the Reinsurance Interval Fund to a fund-level tax that cannot be eliminated through distributions. Investments in foreign securities may also include equity securities of controlled foreign corporations, in which case the Reinsurance Interval Fund will be required to take into account each year, as ordinary income, its share of certain portions of the issuer’s income, whether or not such amounts are distributed to the Reinsurance Interval Fund. In any of these circumstances, the Reinsurance Interval Fund may need to borrow money or to dispose of certain investments in order to make the distributions required to qualify for treatment as a RIC and to eliminate a fund-level tax, and the recognition of income and gain to the Fund may be accelerated or increased, which may affect the amount, timing and character of distributions to Fund shareholders. For additional information, please refer to “Tax Status” in the SAI.

The Reinsurance Interval Fund invests in a wholly-owned Subsidiary that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Subsidiary will take steps to ensure that income recognized by the Reinsurance Interval Fund in respect of the Subsidiary will be qualifying income and the Reinsurance Interval Fund will limit its investments in the Subsidiary in the aggregate to 25% of the Reinsurance Interval Fund’s total assets.

The Reinsurance Interval Fund’s investment in foreign securities may be subject to foreign withholding or other taxes, which may decrease the Fund’s return on its investment in the Reinsurance Interval Fund. The Fund may be able to pass through to you a deduction or credit for such foreign taxes, as further described in the SAI.

In addition, the Reinsurance Interval Fund’s investments in debt instruments, foreign securities, foreign currencies, and options and other derivatives may increase or accelerate the Fund’s recognition of income or gain and may affect the timing, amount or character of the Fund’s distributions.

The investment of all or substantially all of its assets in the Reinsurance Interval Fund could affect the amount, timing and character of distributions by the Fund. For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you owned your Shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income.

Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its Shares.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. “Net investment income” generally includes dividends, interest, and net gains from the disposition of investment property (including the Fund’s ordinary income dividends, Capital Gain Dividends, and capital gains recognized on the sale, repurchase or exchange of Fund Shares). Shareholders should consult their own tax advisers regarding the effect, if any, that this provision may have on their investment in Fund Shares.

A dividend will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Early in each year, the Fund will send you a statement showing detailed federal tax information with respect to your distributions for the prior tax year.

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Distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment (and thus were included in the price you paid for your Shares). For example, if you purchase Shares on or just before the record date of a Fund distribution, you will pay full price for the Shares and could receive a portion of your investment back as a taxable distribution. In general, you will be taxed on the distributions you receive from the Fund, whether you receive them as additional Shares or in cash.

Any gain or loss resulting from the sale or exchange of your Shares generally will be treated as a capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your Shares.

Shareholders who tender all of the Shares they hold or are deemed to hold in response to a repurchase offer generally will be treated as having sold their Shares and generally will recognize a capital gain or loss. If a shareholder tenders fewer than all of its Shares, it is possible that any amounts that the shareholder receives in such repurchase will be taxable as a dividend to such shareholder, and there is a risk that shareholders who do not tender any of their Shares for repurchase will be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. The Fund’s use of cash to repurchase Shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of a portion of its investment in the Reinsurance Interval Fund to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

In general, dividends (other than Capital Gain Dividends) paid by the Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, the Code provides a withholding tax exemption, if the Fund so elects, for certain interest-related dividends and short-term capital gain dividends paid to foreign shareholders.

Sections 1471-1474 of the Code, and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of the ordinary dividends the Fund pays to that shareholder, and, on or after January 1, 2017 (which date, under recent Treasury guidance, is expected to be delayed until on or after January 1, 2019), 30% of the gross process of share repurchases and certain Capital Gain Dividends it pays to that shareholder. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends). Each prospective shareholder is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements. In addition, foreign countries are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

The discussion above is very general. Please consult your tax adviser about the effect that an investment in the Fund could have on your own tax situation, including possible foreign, federal, state, or local tax consequences, or about any other tax questions you may have.

DIVIDEND REINVESTMENT PLAN

Dividends and capital gains distributions are automatically reinvested, unless otherwise noted. You may notify the Transfer Agent in writing to:

•	Choose to receive dividends or distributions (or both) in cash; or

•	Change the way you currently receive distributions.

Shares may be distributed in lieu of cash. The number of Shares that will be distributed in lieu of cash is determined by dividing the dollar amount of the distribution to be reinvested by the NAV as of the close of business on the day of the distribution.

Your taxable income is the same regardless of which option you choose. For further information about dividend reinvestment, contact the Transfer Agent by telephone at (855) 609-3680.

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DESCRIPTION OF THE FUND

The Fund is an investment portfolio of Stone Ridge Trust IV (the “Trust”), a statutory trust established under the laws of State of Delaware by the Certificate of Trust dated October 9, 2015. The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes the issuance of an unlimited number of common Shares of beneficial interest, par value, unless the Trustees shall otherwise determine, $0.001 per share. All Shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable by the Fund and will have no pre-emptive or conversion rights or rights to cumulative voting.

Shareholders are entitled to share equally in dividends declared by the Board payable to holders of Shares and in the net assets of the Fund available for distribution to holders of Shares upon liquidation after payment of the preferential amounts payable to holders of any outstanding preferred shares.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Shareholders have no pre-emptive or conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Shares.

The Board may classify or reclassify any issued or unissued Shares of the Fund into shares of any class by redesignating such Shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such Shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act.

As of September 30, 2016, the following amount of Shares of the Fund was authorized and outstanding:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount of Outstanding Exclusive of Amount Shown Under (3)
Common Shares of Beneficial Interest	100,000,000	0	10,000

Anti-Takeover Provisions. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of the Board by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of Shares of the Trust that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

REPORTS TO SHAREHOLDERS

The Fund will send to common shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

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ADDITIONAL INFORMATION

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling (855) 609-3680.

Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

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STONE RIDGE’S PRIVACY NOTICE1

Stone Ridge’s Commitment to Its Customers2

Stone Ridge recognizes and respects the privacy expectation of each of its customers. Stone Ridge believes that the confidentiality and protection of its customers’ non-public personal information is one of its fundamental responsibilities. This means, most importantly, that Stone Ridge does not sell customers’ non-public personal information to any third parties. Stone Ridge uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a Stone Ridge affiliated company.

Information Stone Ridge Collects About Its Customers

Stone Ridge collects non-public personal information about its customers from the following sources:

•	Account Applications and Other Forms, which may include a customer’s name and address, social security number or tax identification number, total assets, income, and accounts at other institutions;

•	Account History, which may include information about the transactions and balances in accounts with Stone Ridge; and

•	Correspondence, which may include written, telephonic or electronic communications.

How Stone Ridge Handles Its Customers’ Personal Information

As emphasized above, Stone Ridge does not sell non-public personal information about current or former customers to third parties. Below are the details of circumstances in which Stone Ridge may disclose non-public personal information to third parties:

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In order to complete certain transactions or account changes that a customer directs, it may be necessary to provide certain non-public personal information about that customer to companies, individuals, or groups that are not affiliated with Stone Ridge. For example, if a customer asks Stone Ridge to transfer assets from another financial institution, Stone Ridge will need to provide certain non-public personal information about that customer to the company to complete the transaction.

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In order to alert a customer to other financial products and services that a Stone Ridge affiliated company offers, Stone Ridge may share non-public personal information it has about that customer with a Stone Ridge affiliated company.

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In certain instances, Stone Ridge may contract with non-affiliated companies to perform services for or on behalf of Stone Ridge. Where necessary, Stone Ridge will disclose non-public personal information it has about its customers to these third parties. In all such cases, Stone Ridge will provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. In addition, Stone Ridge requires these third parties to treat Stone Ridge customers’ non-public information with the same high degree of confidentiality that Stone Ridge does.

•	Finally, Stone Ridge will release non-public information about customers if directed by that customer to do so or if Stone Ridge is authorized by law to do so.

[1]	Provided by Stone Ridge Asset Management LLC, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V.
[2]

For purposes of this notice, the term “customer” or “customers” includes both individuals who have investments with a Stone Ridge-affiliated company and individuals who have provided non-public personal information to a Stone Ridge affiliated company, but did not invest with a Stone Ridge affiliated company.

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How Stone Ridge Safeguards Its Customers’ Personal Information

Stone Ridge restricts access to information about customers to its employees and to third parties, as described above. Stone Ridge maintains physical, electronic, and procedural safeguards reasonably designed to protect the confidentiality of its customers’ non-public personal information.

Keeping Its Customers Informed

As required by federal law, Stone Ridge will notify customers of Stone Ridge’s Privacy Policy annually. Stone Ridge reserves the right to modify this policy at any time, but in the event that there is a change, Stone Ridge will promptly inform its customers of that change.

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Stone Ridge Post-Event Reinsurance Fund

For More Information

To obtain other information and for shareholder inquiries:

By telephone:	(855) 609-3680

By mail:	Stone Ridge Post-Event Reinsurance Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

On the Internet:	SEC EDGAR database – www.sec.gov

The Fund’s investment company registration number is 811-23105.

STATEMENT OF ADDITIONAL INFORMATION

STONE RIDGE TRUST IV

STONE RIDGE POST-EVENT REINSURANCE FUND

October 26, 2016

510 Madison Avenue, 21st Floor

New York, NY 10022

(855) 609-3680

This Statement of Additional Information (“SAI”) describes Stone Ridge Post-Event Reinsurance Fund (the “Fund”). This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated October 26, 2016, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained without charge by writing the Fund at the address, or by calling the toll-free telephone number, listed above.

STONE RIDGE TRUST IV

STONE RIDGE POST-EVENT REINSURANCE FUND

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Additional Investment Information

Stone Ridge Post-Event Reinsurance Fund (the “Fund”) is a newly organized, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is structured as an “interval fund.” The Fund is an investment portfolio of Stone Ridge Trust IV (the “Trust”), a Delaware statutory trust organized on October 9, 2015. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund’s Prospectus.

The Prospectus discusses the investment objective of the Fund, as well as the principal investment strategies it employs to achieve its objective and the principal investment risks associated with those strategies. As described in the Prospectus, because the Fund invests all or substantially all of its assets in the Stone Ridge Reinsurance Risk Premium Interval Fund (the “Reinsurance Interval Fund”), the Fund is subject to the same risks as the Reinsurance Interval Fund. Additional information about the strategies and other investment practices the Reinsurance Interval Fund may employ and certain related risks of the Fund and the Reinsurance Interval Fund are described below.

Additional Information About Reinsurance-Related Securities

Reinsurance occurs when insurance or reinsurance companies share risk by purchasing insurance policies from other insurers or reinsurers to limit the total loss the original insurer or reinsurer would experience in case of disaster. Reinsurance involves the practice of insurers or reinsurers transferring portions of risk portfolios to other parties by agreement in order to reduce the likelihood of having to pay a large obligation resulting from an insurance claim. The intent of reinsurance is for an insurance or reinsurance company to reduce the risks associated with underwritten policies by spreading risks across alternative institutions. The party seeking reinsurance is known as the ceding party. The party that accepts a portion of the potential obligation in exchange for a share of the insurance premium is known as the reinsurer.

Event-linked bonds are a type of reinsurance-related security. The Reinsurance Interval Fund may invest in event-linked bonds in one or more of three ways: the Reinsurance Interval Fund may purchase event-linked bonds when initially offered; the Reinsurance Interval Fund may purchase event-linked bonds in the secondary, over-the-counter market; or the Reinsurance Interval Fund may gain indirect exposure to event-linked bonds using derivatives. As the market for event-linked bonds evolves, the Reinsurance Interval Fund expects to participate in that market and to include new types of event-linked bond offerings in its portfolio.

Trigger events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. In order for a trigger event to be deemed to have occurred, the event must be of the type specified, it must occur within the specified geographic area, and it must result in at least the threshold amount of loss (for example, a hurricane in Miami that causes a specified dollar amount of damage), and the event must occur while the bond is outstanding or the derivative position remains open. The Reinsurance Interval Fund has no limit as to the types of events, geographic areas or thresholds of loss referenced by event-linked bonds in which it can invest. Generally, the event is either a natural or non-natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Non-natural perils include disasters resulting from human activity such as commercial and industrial accidents or business interruptions. Some event-linked bonds reference only a single event. Other event-linked bonds may reference multiple events, the occurrence of any one (or other number) of which would satisfy this criteria. Or, an event-linked bond may not specify a particular peril. In these cases, only the geographic area and threshold of physical or economic loss determines whether a trigger event has occurred. For example, certain event-linked bonds, commonly referred to as “mortality” bonds (discussed further below), have trigger events that are deemed to occur if a specific number of deaths occur in an identified geographic area regardless of the peril which caused the loss of life.

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Indemnity triggers. Indemnity triggers are based on losses paid and reserved for by an identified insurance company. Generally the identified company sponsored the special purpose vehicle issuing the event-linked bonds. The trigger event would be considered to have occurred only if that company’s losses on catastrophic insurance claims exceeded a certain threshold of insured claims. If the company’s losses (paid and reserved for) were less than the pre-determined aggregate amount, then the trigger event would not be considered to have occurred and the Reinsurance Interval Fund would be entitled to recover its principal plus accrued but unpaid interest. Indemnity triggers require investors and rating agencies to understand the risks of the insurance and reinsurance policies underwritten by the company, which may be difficult to obtain and ascertain, particularly in the case of complex commercial insurance and reinsurance policies. In addition, event-linked bond investors are dependent upon the company’s ability to estimate and settle catastrophe claims in a manner that would not be disadvantageous to investors’ interests.

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Index triggers. Index triggers are based on pre-defined formulas, which eliminate the risks relating to a company’s insurance claims-handling practices and potential information barriers. However, investors are dependent upon the accuracy of the models and other information received from reporting services used to calculate the loss or metric. Index triggers follow one of the three broad approaches: modeled-loss, industry-loss and parametric.

¡	Modeled-Loss. Modeled-loss triggers are based upon a catastrophe-modeling firm’s database estimate of a hypothetical company’s losses based on a model policy portfolio.

¡

Industry Loss. Industry loss triggers are based upon the estimated loss for the insurance industry as a whole from a particular catastrophe. Estimates are derived from a reporting service, such as Property Claim Services.

¡

Parametric. Parametric triggers are based upon the occurrence of a catastrophic event with certain defined physical parameters (e.g., wind speed of a hurricane, as measured from a pre-determined location, or magnitude of an earthquake, as measured from a pre-determined location).

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Hybrid triggers. Hybrid triggers involve more than one metric of physical or economic loss in a single event-linked bond transaction. For example, after the occurrence of a qualifying U.S. earthquake, a modeled-loss index is used to establish a company’s overall market share, and then applied to the industry-loss index associated with the qualifying event to determine any principal reduction. Hybrid triggers may be more complicated and difficult to understand for investors, and involve the applicable risks associated with the types of triggers described above.

Longevity and Mortality Bonds. The Reinsurance Interval Fund may invest directly or indirectly in both longevity bonds and mortality bonds, which are fixed-income securities, typically issued by special purpose vehicles created by life insurance companies, annuity providers and pension obligors to hedge “longevity risk” or “mortality risk” (as applicable) faced by those entities.

Longevity risk is the risk that members of a reference population will live longer, on average, than anticipated. Mortality risk is the risk that members of a reference population will live shorter, on average, than anticipated. Such risks are among the most significant faced by life insurers, annuity providers and pension funds because changes in longevity or mortality rates can significantly affect the liabilities and cash needs of those entities. The terms of a longevity bond typically provide that the investor in the bond will receive less than the bond’s par amount at maturity if the actual average longevity (life span) of a specified population of people observed over a specified period of time (typically measured by a longevity index) is higher than a specified level. If longevity is higher than expected, the bond will return less than its par amount at maturity, and could return no principal at maturity. Other types of longevity bonds may provide that if the actual average longevity of two separate populations of people observed over a specified period of time diverge by more than a specified amount, the bonds will pay less than their par amount at maturity. A mortality bond, in contrast to a longevity bond, typically provides that the investor in the bond will receive less than the bond’s par amount at maturity if the mortality rate of a specified population of people observed over a specified period of time (typically measured by a mortality index) is higher than a specified level. Some mortality bonds, often referred to as “extreme mortality bonds” contain remote event triggers, which provide that the bonds will lose principal only if the mortality rate of the specified population is substantially higher than the expected level.

During their term, both longevity bonds and mortality bonds typically pay a floating rate of interest to investors. Longevity bonds and mortality bonds purchased by the Reinsurance Interval Fund involve the risk that Stone Ridge Asset Management LLC (the “Adviser”) may incorrectly predict the actual level of longevity or mortality, as applicable, for the reference population of people, and the Reinsurance Interval Fund will lose all or a portion of the amount of its investment in the bond. With respect to mortality bonds held by the Reinsurance Interval Fund, there is also the risk that an epidemic or other catastrophic event could strike the reference population, resulting in mortality rates exceeding expectations and in the Reinsurance Interval Fund losing all or a portion of its investment in the bond. The Reinsurance Interval Fund may also gain this type of exposure through event-linked derivative instruments, such as swaps, that are contingent on or formulaically related to longevity or mortality risk.

Debt Investments. As part of its regular investment program, the Reinsurance Interval Fund can invest directly or indirectly in debt investments other than event-linked bonds. The Reinsurance Interval Fund may have exposure to debt securities of U.S. or foreign issuers. These debt securities may have fixed or floating interest rates; may or may not be collateralized; and may be below investment grade or, if unrated, determined by the Adviser to be of comparable quality. The Reinsurance Interval Fund has no limits as to the maturity of debt securities in which the Reinsurance Interval Fund invests directly or indirectly or as to the market capitalization range of the issuers. The Reinsurance Interval Fund does not have investment policies establishing specific maturity ranges for its investments, and it may be within any maturity range (short, medium or long) depending on the Adviser’s evaluation of investment opportunities available within the debt securities markets.

The values of debt securities (and other income-producing securities, such as preferred securities and convertible securities) to which the Reinsurance Interval Fund is exposed change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Reinsurance Interval Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Reinsurance Interval Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Reinsurance Interval Fund may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss.

Interest rate changes can be sudden and unpredictable, and the Reinsurance Interval Fund may lose money if these changes are not anticipated by the Adviser. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, and market developments) and debt securities may be difficult to value during such periods. In recent periods, governmental financial regulators, including the US Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or “taper” such activities could have a material adverse effect on prices for debt securities and on the management of the Reinsurance Interval Fund.

In addition, while debt securities markets have consistently grown over the past three decades, the capacity for traditional dealer counterparties to engage in debt securities trading has not kept pace and in some cases has decreased. As a result, dealer inventories of debt securities, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, any significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt securities markets.

U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of the Fund’s direct or indirect investment in Treasury obligations to decline. On August 5, 2011, S&P downgraded U.S. Treasury securities from AAA rating to AA+. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and generally have a substantial negative effect on the U.S. economy. A downgrade of Treasury securities from another ratings agency or a further downgrade beyond AA+ rating by S&P may cause the value of the Fund’s Treasury obligations to decline.

The Reinsurance Interval Fund can also buy or gain exposure to U.S. Treasury securities whose interest coupons have been “stripped” by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities (“TIPS”).

The U.S. Treasury securities called “TIPS” are designed to provide an investment that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the United States, such as Government National Mortgage Association pass-through mortgage certificates (called “Ginnie Maes”). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds (“Fannie Maes”) and Federal Home Loan Mortgage Corporation obligations (“Freddie Macs”). Others are supported only by the credit of the entity that issued them. Securities issued by Fannie Mae and Freddie Mac are also supported by commitments from the U.S. Treasury to purchase certain of those agencies’ securities during market conditions in which the U.S. Treasury deems it necessary for the promotion of market stability. In September 2008, the Federal Housing Finance Agency, an independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship. The U.S. Department of Treasury also entered into a new secured lending credit facility with those companies and a preferred stock purchase agreement. Under the preferred stock purchase agreement, the Treasury will ensure that each company maintains a positive net worth.

Zero-Coupon U.S. Government Securities. The Reinsurance Interval Fund may also obtain exposure to zero-coupon U.S. government securities. These will typically be U.S. Treasury notes and U.S. Treasury bonds that have been stripped of their interest coupons or certificates representing interests in those stripped debt obligations and coupons.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Reinsurance Interval Fund’s exposure to zero-coupon securities may cause the Reinsurance Interval Fund to recognize income for federal income tax purposes without a corresponding receipt of cash; this can require the Reinsurance Interval Fund to dispose of investments, including when not otherwise advantageous to do so, to meet distribution requirements.

Other Zero-Coupon Securities. The Reinsurance Interval Fund may also obtain exposure to zero-coupon and delayed interest securities, and “stripped” securities of U.S. and foreign corporations and of foreign government issuers. These are similar in structure to zero-coupon and “stripped” U.S. government securities, but in the case of foreign government securities may or may not be backed by the “full faith and credit” of the issuing foreign government. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

Other “Stripped” Securities. In addition to buying stripped Treasury securities (as described herein), the Reinsurance Interval Fund can invest directly or indirectly in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security’s principal or interest payments. These are a form of derivative investment.

Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an “interest-only” security, or “I/O,” and all of the principal is distributed to holders of another type of security, known as a “principal-only” security or “P/O.” Strips can be created for pass-through certificates or collateralized mortgage obligations (CMOs).

The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Reinsurance Interval Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

Other Floating Rate and Variable Rate Obligations. The Reinsurance Interval Fund can invest directly or indirectly in debt securities other than event-linked bonds that have floating or variable interest rates. Those variable rate obligations may have a demand feature that allows the Reinsurance Interval Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

Because the interest rates on floating rate bonds adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to the Reinsurance Interval Fund on its floating rate investments and rising rates should tend to increase that income. However, investments in floating rate and variable rate obligations should also mitigate the fluctuations in the Reinsurance Interval Fund’s net asset value during periods of changing interest rates, compared to changes in values of fixed-rate debt securities. Nevertheless, changes in interest rates can affect the value of the Reinsurance Interval Fund’s floating rate investments, especially if rates change sharply in a short period, because the resets of the interest rates on the investments occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for its portfolio of investments may help mitigate that risk.

The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as the Prime Rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument’s rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder. The Reinsurance Interval Fund can also invest directly or indirectly in step-coupon bonds that have a coupon rate that changes periodically during the life of the security on pre-determined dates that are set when the security is issued.

Money Market Instruments. The Reinsurance Interval Fund can invest directly or indirectly in money market instruments, which are U.S. dollar-denominated, high-quality, short-term debt obligations, to provide liquidity, for temporary defensive purposes, or for other purposes. Money market instruments may have fixed, variable or floating interest rates. Examples of money market instruments include obligations issued or guaranteed by the U.S. government (or any of its agencies or instrumentalities); bank obligations, such as time deposits, certificates of deposit and bankers’ acceptances; commercial paper; and variable amount master demand notes.

Equity Securities. The Reinsurance Interval Fund may invest directly or indirectly in equity securities, including certain types of equity securities of both foreign and U.S. companies. Those equity securities include common stocks, preferred stocks, and rights and warrants. Returns on equities consist of any dividends received plus the amount of appreciation or depreciation in the value of the equity security. Certain equity securities may be purchased because they may provide dividend income.

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Common Stock. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure.

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Preferred Stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemption prior to maturity, which also can have a negative impact on prices when interest rates decline.

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Rights and Warrants. The Reinsurance Interval Fund can hold warrants or rights. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

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Risks of Investing in Equities. Equities fluctuate in price, and their short-term volatility at times may be great. To the extent that the Reinsurance Interval Fund obtains exposure to equity securities, the value of the Reinsurance Interval Fund’s portfolio will be affected by changes in the stock markets. Market risk can affect the Reinsurance Interval Fund’s net asset value per share, which will fluctuate as the values of the Reinsurance Interval Fund’s portfolio securities change. The prices of individual equity securities do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from one another.

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Convertible Securities. Convertible securities are debt securities or preferred stock that may be converted in whole or in part into common stock or other equity securities. Their prices do not necessarily move parallel to the prices of the underlying securities. Convertible securities generally have no voting rights. The value of a convertible security is a function of its “bond value,” which is the value of the debt or preferred stock component of the security, and its “conversion value,” which is the value of the right to convert the securities into common stock or other equity securities. The bond value will likely increase when interest rates fall and decrease when interest rates rise, and the conversion value will likely increase when the value of the underlying equity security increases and decrease when the value of the underlying equity security decreases. If the bond value is relatively high compared to the conversion value, the security will behave more like a debt security, and if the conversion value is relatively high compared to the bond value, the security will behave more like an equity security.

Other factors can affect a particular equity security’s price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Derivatives. In addition to the derivatives transactions described in the Prospectus, the Reinsurance Interval Fund may also enter into derivatives contracts with respect to any security or other instrument in which it is permitted to invest or with respect to any related security, instrument or index (“reference instruments” or “reference securities”). The Reinsurance Interval Fund may enter into a variety of derivative contracts, but typically expects to enter into put and call options, futures contracts, options on futures contracts, and swaps. This universe of investments is subject to change under varying market conditions and as these instruments evolve over time. The Reinsurance Interval Fund may enter into derivatives contracts with standardized terms and no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, such as caps, floors, knock-outs, look-backs or other “exotic” elements, singly or in combination, which are generally traded over the counter. Over-the-counter (“OTC”) derivatives may be standardized or have customized features and may have limited or no liquidity. The Reinsurance Interval Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Reinsurance Interval Fund’s derivatives contracts may be cash or physically settled.

The derivatives contracts the Reinsurance Interval Fund may enter into involve substantial risk. Derivatives typically allow the Reinsurance Interval Fund to seek to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments. The Reinsurance Interval Fund incurs costs in connection with opening and closing derivatives positions.

The use of derivatives can lead to losses because of adverse movements in the price or value of the reference instrument, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Reinsurance Interval Fund, which magnifies the Reinsurance Interval Fund’s exposure to the reference instrument and magnifies potential losses. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Reinsurance Interval Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior, unexpected events or the Adviser’s failure to use derivatives effectively. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the reference instrument.

Options. The Reinsurance Interval Fund may buy or write (sell) call options and put options on securities, indices and currencies, forward foreign currency exchange contracts, stock index futures, swaps, including event-linked swaps, commodities, futures and other derivative instruments. A call option typically gives the option buyer the right (but not the obligation) to buy, and requires the option seller to sell, a reference instrument at an agreed-upon price; a put option gives the option buyer the right (but not the obligation) to sell, and requires the option seller to purchase, a reference instrument at an agreed-upon price. If an option is exercised, the Reinsurance Interval Fund will either purchase or sell the reference instrument at the strike price or pay or receive the difference between the strike price and the current price level of the reference instrument, depending on the terms of the option. The premium, the exercise price and the market value of the applicable underlying instrument together will determine the gain or loss realized by the Reinsurance Interval Fund as the seller of the option.

The value of options may be adversely affected if the market for such options becomes less liquid or smaller. The Reinsurance Interval Fund’s ability to close out its position as a seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. The Reinsurance Interval Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Options are marked to market daily and their value will be affected by changes in the value of the underlying securities, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying instruments and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the underlying instrument, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Reinsurance Interval Fund’s capital appreciation potential on the underlying instrument.

Futures. The Reinsurance Interval Fund may buy and sell a variety of futures contracts that relate to, among other things, debt securities (these are referred to as “interest rate futures”), broadly-based securities indices (“stock index futures” and “bond index futures”), foreign currencies, commodities and individual equity securities (“single stock futures”). Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts and in the securities or index positions covering them. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. There can be no assurance that a liquid market will exist at a time when the Reinsurance Interval Fund seeks to close out a futures contract, and the Reinsurance Interval Fund would remain obligated to meet margin requirements until the position is closed.

A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on equity securities of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

No money is paid or received by the Reinsurance Interval Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Reinsurance Interval Fund will be required to deposit an initial margin payment with the futures commission merchant (the “FCM”). Initial margin payments will be deposited with the Reinsurance Interval Fund’s custodian bank in an account registered in the futures broker’s name. However, the FCM can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Reinsurance Interval Fund’s books is changed to reflect changes in its market value), subsequent margin payments, called variation margin, will be paid to or by the FCM daily.

At any time prior to expiration of the future, the Reinsurance Interval Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Reinsurance Interval Fund. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Options on Futures. The Reinsurance Interval Fund may enter into options on futures contracts. An option on a futures contract gives the buyer, in return for the premium paid, the right (but not the obligation) to either buy or sell the underlying futures contract during a certain period of time for a fixed price. The writing of a put or call option on a futures contract involves risks similar to the risks applicable to the purchase or sale of futures contracts. However, the difficulty of predicting changes in the value of the underlying futures contract may expose the Reinsurance Interval Fund to a somewhat different set of risks. For example, variations in speculative market demand for futures on the relevant underlying reference asset can cause the value of the futures to change at an unanticipated time or to an unanticipated degree; this or other factors may bring the value of the underlying future closer to the option’s strike price, increasing the potential for risk of loss to the Reinsurance Interval Fund. To the extent that the Reinsurance Interval Fund enters into options on futures contracts for hedging purposes, an imperfect correlation between this derivative position and the value of the instrument underlying such a position could lead to losses.

Hedging with Options and Futures – Risks. The use of hedging strategies requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Reinsurance Interval Fund’s return. The Reinsurance Interval Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Reinsurance Interval Fund’s option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Reinsurance Interval Fund might cause the Reinsurance Interval Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Reinsurance Interval Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Reinsurance Interval Fund’s control, holding a put might cause the Reinsurance Interval Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Reinsurance Interval Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Reinsurance Interval Fund’s net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Reinsurance Interval Fund is exercised on an underlying investment that has increased in value, the Reinsurance Interval Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Reinsurance Interval Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Reinsurance Interval Fund’s portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Reinsurance Interval Fund’s securities. For example, it is possible that while the Reinsurance Interval Fund has used derivative instruments in a short hedge, the market may advance and the value of the securities held in the Reinsurance Interval Fund’s portfolio might decline. If that occurred, the Reinsurance Interval Fund would lose money on the derivative instruments and also experience a decline in the value of its portfolio securities.

The risk of imperfect correlation increases as the composition of the Reinsurance Interval Fund’s portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Reinsurance Interval Fund might use derivative instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Reinsurance Interval Fund can use derivative instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Reinsurance Interval Fund does so the market might decline. If the Reinsurance Interval Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Reinsurance Interval Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the securities purchased.

Swaps. The Reinsurance Interval Fund may enter into swap agreements, including interest rate, total return, event-linked, credit default and volatility swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time typically ranging from a few weeks to more than one year. The swapped returns are generally calculated with respect to a notional amount, that is, the return on a particular dollar amount invested in the underlying asset. In a standard swap transaction, two parties agree to exchange the returns (or the difference between the returns) earned or realized on a particular asset, such as an equity or debt security, commodity or currency, or non-asset reference, such as an interest rate or index. The Reinsurance Interval Fund may enter into swap agreements to, among other reasons, gain exposure to certain markets in the most economical way possible, protect against currency fluctuations, or reduce risk arising from a particular portfolio position.

The Reinsurance Interval Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Reinsurance Interval Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Reinsurance Interval Fund enters into master netting agreements with a counterparty, the Reinsurance Interval Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the Reinsurance Interval Fund.

The use of swap agreements by the Reinsurance Interval Fund entails certain risks. Swap agreements entail credit risk arising from the possibility that the counterparty will default. If the counterparty defaults, the Reinsurance Interval Fund’s loss will consist of the net amount of contractual payments that the Reinsurance Interval Fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the Reinsurance Interval Fund’s swap transactions on an ongoing basis. Swap agreements may effectively add leverage to the Reinsurance Interval Fund’s portfolio because the Reinsurance Interval Fund would be subject to investment exposure on the notional amount of the swap. Swap agreements also involve liquidity risk.

The use of swaps involves investment techniques and risks that are different from those associated with portfolio security transactions. These instruments are typically not traded on exchanges; under recently adopted rules and regulations, however, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared (“cleared swaps”). For OTC swaps, there is a risk that the other party to certain of these instruments will not perform its obligations to the Reinsurance Interval Fund or that the Reinsurance Interval Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Reinsurance Interval Fund. For cleared swaps, the Reinsurance Interval Fund’s counterparty is a clearinghouse rather than a bank or broker. Since the Reinsurance Interval Fund is not a member of the clearinghouses and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, the Reinsurance Interval Fund holds cleared swaps through accounts at clearing members. In cleared swaps, the Reinsurance Interval Fund makes payments (including margin payments) to and receives payments from a clearinghouse through its account at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearinghouse.

Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days. The Reinsurance Interval Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Reinsurance Interval Fund under the swap).

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Interest Rate Swaps. The Reinsurance Interval Fund may enter into interest rate swaps. In an interest rate swap, the Reinsurance Interval Fund and another party exchange the right to receive or the obligation to pay interest on a security or other reference rate. For example, they might swap the right to receive floating rate payments for fixed rate payments. There is a risk that, based on movements of interest rates, the payments made by the Reinsurance Interval Fund under a swap agreement will be greater than the payments it receives.

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Total Return Swaps. The Reinsurance Interval Fund may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated by the Adviser.

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Credit Default Swaps. The Reinsurance Interval Fund may enter into credit default swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as a borrower’s or issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. The Reinsurance Interval Fund may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified borrower or issuer. The Reinsurance Interval Fund may enter into credit default swaps, both directly (“unfunded swaps”) and indirectly (“funded swaps”) in the form of a swap embedded within a structured security. Unfunded and funded credit default swaps may refer to a single security or a basket of securities.

If the Reinsurance Interval Fund buys credit protection using a credit default swap and a credit event occurs, the Reinsurance Interval Fund will deliver the defaulted bond underlying the swap and the swap counterparty will pay the par amount of the bond. If the Reinsurance Interval Fund sells credit protection using a credit default swap and a credit event occurs, the Reinsurance Interval Fund will pay the par amount of the defaulted bond underlying the swap and the swap counterparty will deliver the bond. If the swap is on a basket of assets, the notional amount of the swap is reduced by the par amount of the defaulted asset, and the fixed payments are then made on the reduced notional amount.

Risks of credit default swaps include counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that the Reinsurance Interval Fund will not properly assess the cost of the instrument based on the lack of transparency in the market. If the Reinsurance Interval Fund is selling credit protection, there is a risk that a credit event will occur and that the Reinsurance Interval Fund will have to pay par value on defaulted bonds. If the Reinsurance Interval Fund is buying credit protection, there is a risk that no credit event will occur and the Reinsurance Interval Fund will receive no benefit for the premium paid. In addition, if the Reinsurance Interval Fund is buying credit protection and a credit event does occur, there is a risk when the Reinsurance Interval Fund does not own the underlying asset, that the Reinsurance Interval Fund will have difficulty acquiring the asset on the open market and may receive adverse pricing.

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Volatility Swap Contracts. The Reinsurance Interval Fund may enter into volatility swaps to hedge the direction of volatility in a particular asset or non-asset reference, or for other non-speculative purposes. For volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the Adviser is incorrect in forecasts of volatility of the underlying asset or reference.

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Swap Options and Swap Forwards. The Reinsurance Interval Fund also may enter into options on swaps as well as forwards on swaps. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement on pre-designated terms. The Reinsurance Interval Fund may write (sell) and purchase put and call swap options. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually three to six months from the date of the contract.

The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying swap. The Reinsurance Interval Fund generally will incur a greater risk when it writes a swap option than when it purchases a swap option. When the Reinsurance Interval Fund purchases a swap option it risks losing only the amount of the premium it has paid if the Reinsurance Interval Fund lets the option expire unexercised. When the Reinsurance Interval Fund writes a swap option it will become obligated, upon exercise of the option by the counterparty, according to the terms of the underlying agreement.

Counterparty Risk. The Reinsurance Interval Fund will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals, whether it engages in exchange traded or off-exchange transactions. If the Reinsurance Interval Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Reinsurance Interval Fund, the Reinsurance Interval Fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations. The Commodity Exchange Act requires an FCM to segregate all funds received from its customers with respect to cleared derivatives transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Reinsurance Interval Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the Reinsurance Interval Fund (for example, U.S. Treasury bills deposited by the Reinsurance Interval Fund) may be held by the FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds owed and on deposit with such FCM. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, an FCM will generally provide the clearinghouse the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Reinsurance Interval Fund is, therefore, subject to the risk that a clearinghouse will not make variation margin payments owed to the Reinsurance Interval Fund if another customer of the clearing member has suffered a loss and is in default. The Reinsurance Interval Fund may also be subject to the risk that it will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Reinsurance Interval Fund’s cleared derivatives transactions to another clearing member. Furthermore, in the event of the bankruptcy or insolvency of a clearinghouse, the Reinsurance Interval Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Reinsurance Interval Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.

In the case of cleared swaps, the FCM is required to notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each customer. However, if the FCM does not accurately report the Reinsurance Interval Fund’s initial margin, the Reinsurance Interval Fund is subject to the risk that a clearinghouse will use the Reinsurance Interval Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse.

Because bilateral derivative transactions are traded between counterparties based on contractual relationships, the Reinsurance Interval Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Reinsurance Interval Fund intends to enter into transactions only with counterparties which the Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Reinsurance Interval Fund will not sustain a loss on a transaction as a result. In situations where the Reinsurance Interval Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Reinsurance Interval Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Reinsurance Interval Fund may be exposed to the risk of a court treating the Reinsurance Interval Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Reinsurance Interval Fund is subject to the risk that issuers of the Reinsurance Interval Fund’s portfolio instruments may default on their obligations under those instruments and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Reinsurance Interval Fund invests will not default or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur and that the Reinsurance Interval Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Reinsurance Interval Fund may be executed on various U.S. and non-U.S. exchanges and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. Although the Reinsurance Interval Fund attempts to execute, clear and settle the transactions through entities the Adviser believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to the Reinsurance Interval Fund.

Foreign Currency Transactions. The Reinsurance Interval Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options, and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through deliverable and non-deliverable forward foreign currency exchange contracts (“forwards”). The Reinsurance Interval Fund may (but is not required to) engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Reinsurance Interval Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and the Adviser may decide not to use hedging transactions that are available.

Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Reinsurance Interval Fund may use currency forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Reinsurance Interval Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Reinsurance Interval Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Reinsurance Interval Fund might desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Reinsurance Interval Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge.” The transaction hedge will protect the Reinsurance Interval Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

The Reinsurance Interval Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” When the Reinsurance Interval Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Reinsurance Interval Fund’s portfolio securities denominated in that foreign currency. When the Reinsurance Interval Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Reinsurance Interval Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Reinsurance Interval Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Reinsurance Interval Fund are denominated. That is referred to as a “cross hedge.”

To avoid excess transactions and transaction costs, the Reinsurance Interval Fund may maintain a net exposure to forward contracts in excess of the value of the Reinsurance Interval Fund’s portfolio securities or other assets denominated in foreign currencies, subject to appropriate cover or asset segregation.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Adviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Reinsurance Interval Fund is obligated to deliver, the Reinsurance Interval Fund might have to purchase additional foreign currency on the “spot” (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Reinsurance Interval Fund is obligated to deliver to settle the trade, the Reinsurance Interval Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Reinsurance Interval Fund to sustain losses on these contracts and to pay additional transaction costs. The use of forward contracts in this manner might reduce the Reinsurance Interval Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Reinsurance Interval Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring the Reinsurance Interval Fund to sell a currency, the Reinsurance Interval Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Reinsurance Interval Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Reinsurance Interval Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Reinsurance Interval Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Reinsurance Interval Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The costs to the Reinsurance Interval Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Reinsurance Interval Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Reinsurance Interval Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Reinsurance Interval Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to one Fund at one rate, while offering a lesser rate of exchange if the Reinsurance Interval Fund desires to resell that currency to the dealer.

Additional Information About Derivatives Transactions

Margin. The Reinsurance Interval Fund may post cash, securities or other assets and these instruments may not be denominated in the same currency as the contract they secure or the underlying instrument of the contract. This may give rise to a form of currency exposure, where changes in the value of foreign currencies can impact the value of the margin on deposit. The Reinsurance Interval Fund may at times have significant margin obligations to broker-dealers or other entities as a result of listed or OTC derivatives positions. The Reinsurance Interval Fund may use a tri-party collateral protection mechanism; tri-party arrangements may result in higher costs than if the Reinsurance Interval Fund had posted margin directly. The Reinsurance Interval Fund may also establish alternative collateral mechanisms in order to achieve a balance between cost and counterparty credit risk to the Reinsurance Interval Fund.

Asset Segregation/Cover. To the extent obligations created by the Reinsurance Interval Fund may be deemed to create “senior securities” (as defined in the 1940 Act), the Reinsurance Interval Fund may be required to segregate or earmark liquid assets. The Reinsurance Interval Fund will segregate with its custodian or otherwise designate on its records (“earmark”) cash, cash equivalents or liquid assets in an amount the Reinsurance Interval Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Reinsurance Interval Fund may engage in other measures to “cover” its obligations with respect to such transactions in accordance with applicable requirements under the 1940 Act and related guidance of the Commission and its Staff. The amounts that are segregated or earmarked may be based on the derivative’s notional value or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. The Reinsurance Interval Fund may segregate or earmark amounts in addition to the amounts described above. For example, if the Reinsurance Interval Fund writes a physically settled put option, it will typically segregate or earmark liquid assets equal to the exercise price of the option, less margin on deposit, or hold the reference instrument directly; if the Reinsurance Interval Fund writes a cash settled put option, it will typically segregate or earmark liquid assets equal to the amount the option is in the money (meaning the difference between the exercise price of the option and the current market price of the reference instrument, when the exercise price of the option is higher than the market price of the reference instrument), marked to market on a daily basis, less margin on deposit. Alternatively, the Reinsurance Interval Fund may, in certain circumstances, enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Reinsurance Interval Fund may cover a written put option with a purchased put option with the same or higher exercise price or cover a written call option with a purchased call option with the same or lower exercise price). Although the Adviser will attempt to ensure that the Reinsurance Interval Fund has sufficient liquid assets in respect of its obligations under its derivative contracts, it is possible that the Reinsurance Interval Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. The Reinsurance Interval Fund may modify its asset segregation policies from time to time.

Hedging. Although it is not obligated to do so, the Reinsurance Interval Fund can use derivatives to hedge. The Reinsurance Interval Fund can use hedging to attempt to protect against declines in the market value of the Reinsurance Interval Fund’s portfolio, to permit the Reinsurance Interval Fund to retain unrealized gains in the value of portfolio securities that have appreciated or to facilitate selling securities for investment reasons. The Reinsurance Interval Fund can use hedging to establish a portfolio position as a temporary substitute for purchasing particular securities. In that case, the Reinsurance Interval Fund would normally seek to purchase the securities and then terminate that hedging position. The Reinsurance Interval Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market.

The Reinsurance Interval Fund can use derivatives to hedge by taking or long or short positions in the underlying securities, related securities, or other derivatives positions. To gain long investment exposure, the Reinsurance Interval Fund may invest in securities directly. To gain short investment exposure, the Reinsurance Interval Fund may use derivatives (including futures). Some of the hedging strategies the Reinsurance Interval Fund can use are described below. The Reinsurance Interval Fund may use additional hedging strategies as discussed elsewhere in this SAI, and it may employ new hedging strategies when they are developed, if those investment methods are consistent with the Reinsurance Interval Fund’s investment objectives and are permissible under applicable regulations governing the Reinsurance Interval Fund.

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“Structured” Notes. The Reinsurance Interval Fund can invest in “structured” notes, which are specially-designed derivative debt investments whose principal payments or interest payments are linked to the value of an underlying asset, such as an equity or debt security, currency, or commodity, or non-asset reference, such as an interest rate or index. The terms of the instrument may be “structured” by the purchaser (the Reinsurance Interval Fund) and the borrower issuing the note.

The values of these notes will fall or rise in response to changes in the values of the underlying asset or reference and the Reinsurance Interval Fund might receive less principal or interest if the underlying asset or reference does not perform as anticipated. In some cases, these notes may pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

The values of these notes are also subject to both credit risk (if the counterparty fails to meet its obligations) and interest rate risk and therefore the Reinsurance Interval Fund could receive more or less than it originally invested when a note matures. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Reinsurance Interval Fund to value them or sell them at an acceptable price.

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Swaps, Swap Options and Swap Forwards. The Reinsurance Interval Fund can invest in swap agreements, including interest rate, total return, credit default, and volatility swaps, and options and forwards thereon for hedging purposes, as described more fully under “Swaps” above.

Regulatory Issues. The Adviser is registered with the U.S. Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator (“CPO”); however, with respect to the Fund and the Reinsurance Interval Fund, the Adviser has claimed an exclusion from the definition of the term CPO under the Commodity Exchange Act (the “CEA”) pursuant to CFTC Rule 4.5. Accordingly, the Adviser (with respect to the Fund and the Reinsurance Interval Fund) is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, each of the Fund and the Reinsurance Interval Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.

Tax Aspects of Certain Derivative Instruments Risks. The Reinsurance Interval Fund’s investments in options and other derivative instruments could affect the amount, timing and character of its distributions to the Fund, which, in turn, could affect the amount, timing, and character of the Fund’s distributions; in some cases, the tax treatment of such investments may not be certain. The tax issues relating to these and other types of investments and transactions are described more fully under “Tax Status” below.

Additional Information about Other Investments of the Reinsurance Interval Fund

Leverage. The Reinsurance Interval Fund may use leverage. Although the use of leverage may create an opportunity for increased returns of the Reinsurance Interval Fund, it also results in additional risks and can magnify the effect of any losses and thus could negatively impact the Reinsurance Interval Fund’s business and results of operation and have important adverse consequences to the Reinsurance Interval Fund’s investments. The loss on leverage transactions may substantially exceed the initial investment.

The terms of financing arrangements entered into by the Reinsurance Interval Fund may restrict the Reinsurance Interval Fund’s operating flexibility, including covenants that, among others, may limit the Reinsurance Interval Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt, and (iii) engage in certain transactions. If the Reinsurance Interval Fund secures its leverage through the pledging of collateral, the Reinsurance Interval Fund may, if the Reinsurance Interval Fund is unable to generate sufficient cash flow to meet principal and interest payments on its indebtedness, be subject to risk that it is required to surrender its collateral and that such collateral may be liquidated at inopportune times or at prices that are not favorable to the Reinsurance Interval Fund and cause significant losses. If a lender seizes and liquidates pledged collateral, such collateral may be sold at distressed price levels. The Reinsurance Interval Fund will fail to realize the full value of such asset in a distressed sale.

The Reinsurance Interval Fund may be required to pay commitment fees and other costs of borrowings under the terms of a credit facility. Moreover, interest on borrowings will be an expense of the Reinsurance Interval Fund. With the use of borrowings, there is a risk that the interest rates paid by the Reinsurance Interval Fund on the amount it borrows will be higher than the return on the Reinsurance Interval Fund’s investments. Such additional costs and expenses may affect the operating results of the Reinsurance Interval Fund.

If the Reinsurance Interval Fund cannot generate sufficient cash flow from investments, it may need to refinance all or a portion of indebtedness on or before maturity. The U.S. capital markets have recently experienced historic dislocations and liquidity disruptions, which have caused financing to be unavailable in many cases and, even if available, have caused the cost of prospective financings to increase. These circumstances have materially impacted liquidity in the debt markets, making financing terms for borrowers able to find financing less attractive, and in many cases have resulted in the unavailability of certain types of debt financing. Continued uncertainty in the debt and equity markets may negatively impact the Reinsurance Interval Fund’s ability to access financing on favorable terms or at all. The inability to obtain additional financing could have a material adverse effect on the Reinsurance Interval Fund’s operations and on its ability to meet its debt obligations. If it is unable to refinance any of its indebtedness on commercially reasonable terms or at all, the Reinsurance Interval Fund’s returns may be harmed.

Operational Risk. The Reinsurance Interval Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Reinsurance Interval Fund and its shareholders.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Reinsurance Interval Fund, the Reinsurance Interval Fund’s service providers, counterparties or other market participants. Power or communications outages, acts of God, information technology equipment malfunctions, operational errors (both human and systematic) and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Reinsurance Interval Fund, the Reinsurance Interval Fund’s service providers or other market participants, impacting the ability to conduct the Reinsurance Interval Fund’s operations.

Cyber-attacks, disruptions or failures that affect the Reinsurance Interval Fund’s service providers or counterparties may adversely affect the Reinsurance Interval Fund and its shareholders, including by causing losses for the Reinsurance Interval Fund or impairing Reinsurance Interval Fund operations. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Reinsurance Interval Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs and/or additional compliance costs. The Reinsurance Interval Fund and its service providers may also incur substantial costs for cybersecurity risk management in order to prevent or mitigate cyber security incidents, and the Reinsurance Interval Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational (both human and systematic) and technology risks are also present for issuers of securities or other instruments in which the Reinsurance Interval Fund invests, which could result in material adverse consequences for such issuers and may cause the Reinsurance Interval Fund’s investments to lose value. In addition, cyber-attacks involving a Reinsurance Interval Fund counterparty could affect such counterparty’s ability to meet its obligations to the Reinsurance Interval Fund, which may result in losses to the Reinsurance Interval Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in, among other things, the Reinsurance Interval Fund’s inability to buy or sell certain securities or financial instruments or to accurately price its investments. The Reinsurance Interval Fund cannot directly control any cybersecurity plans or systems put in place by its service providers, Reinsurance Interval Fund counterparties, issuers in which the Reinsurance Interval Fund invests or securities markets and exchanges.

Foreign Government Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Reinsurance Interval Fund may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities. In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

Passive Foreign Investment Companies and Controlled Foreign Corporations. Under U.S. federal income tax laws, passive foreign investment companies (“PFICs”) are those foreign corporations which generate primarily “passive” income. For federal income tax purposes, a foreign corporation is a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Subject to the limits under the 1940 Act, the Reinsurance Interval Fund may invest in foreign mutual funds to gain exposure to the securities of companies in countries that limit or prohibit all direct foreign investment. Foreign mutual funds are generally PFICs, since nearly all of the income of a mutual fund is passive income. Some of the other foreign corporations that the Reinsurance Interval Fund may invest in, such as issuers of “event-linked” bonds and other interests, may also be considered PFICs. Investments in PFICs potentially (i) accelerate the recognition of income without the receipt of cash, (ii) increase the amount required to be distributed by the Reinsurance Interval Fund to qualify as a RIC or eliminate a fund-level tax, (iii) result in a higher percentage of Fund distributions treated as ordinary income, or (iv) subject the Reinsurance Interval Fund to a fund-level tax that cannot be eliminated through distributions. Such investments in PFICs may therefore affect the amount, timing and character of distributions made by the Fund.

If a sufficient portion of the voting interests in a foreign issuer (including the Subsidiary) are held by the Reinsurance Interval Fund, individually or together with other U.S. persons, that issuer may be treated as a controlled foreign corporation with respect to the Reinsurance Interval Fund, in which case the Reinsurance Interval Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed to the Reinsurance Interval Fund. In such circumstances, the Reinsurance Interval Fund may need to borrow money or to dispose of certain investments in order to make the distributions required to qualify for treatment as a RIC.

Because the Reinsurance Interval Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Reinsurance Interval Fund has available for distribution. Because a portion of the Reinsurance Interval Fund’s investment income may be received in foreign currencies, the Reinsurance Interval Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Reinsurance Interval Fund will absorb the cost of currency fluctuations. After the Reinsurance Interval Fund has distributed income, subsequent foreign currency losses may result in the Reinsurance Interval Fund’s having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

Securities Lending. The Reinsurance Interval Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Reinsurance Interval Fund has the right to call loans at any time on reasonable notice and will do so if both (i) the Adviser receives adequate notice of a proposal upon which shareholders are being asked to vote, and (ii) the Adviser believes that the benefits to the Reinsurance Interval Fund of voting on such proposal outweigh the benefits to the Reinsurance Interval Fund of having the security remain out on loan. However, the Reinsurance Interval Fund bears the risk of delay in the return of the security, impairing the Reinsurance Interval Fund’s ability to vote on such matters. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned.

Investment in Other Investment Companies. The Reinsurance Interval Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. The Reinsurance Interval Fund may invest, for example, in exchange-traded funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Reinsurance Interval Fund might do so as a way of gaining exposure to the segments of the equity, fixed-income markets or other markets represented by the exchange-traded funds’ portfolio, at times when the Reinsurance Interval Fund may not be able to buy those portfolio securities directly.

The shares of other investment companies may fluctuate in price and may be worth more or less when the Reinsurance Interval Fund sells them. Investing in another investment company may involve the payment of substantial premiums above the value of such investment company’s portfolio securities. As a shareholder of an investment company, the Reinsurance Interval Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses. Similarly, as a shareholder in the Reinsurance Interval Fund, the Fund will be subject to its ratable share of the Reinsurance Interval Fund’s expenses.

Repurchase Agreements. The Reinsurance Interval Fund may enter into repurchase agreements with banks and broker-dealers. It might do so with temporarily available cash (e.g., pending the investment of the proceeds from sales of Fund shares or pending the settlement of portfolio securities transactions) or for temporary defensive purposes, as described below. A repurchase agreement is a contract under which the Reinsurance Interval Fund acquires a security for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Approved sellers include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Adviser from time to time. Repurchase agreements afford the Reinsurance Interval Fund the opportunity to earn a return on temporarily available cash without market risk, although the Reinsurance Interval Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Reinsurance Interval Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Reinsurance Interval Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. There is no limit on the amount of the Reinsurance Interval Fund’s net assets that may be subject to repurchase agreements having maturities of seven days or less.

Reverse Repurchase Agreements. The Reinsurance Interval Fund may enter into reverse repurchase agreements with banks and brokers. Reverse repurchase agreements involve sales by the Reinsurance Interval Fund of portfolio securities concurrently with an agreement by the Reinsurance Interval Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Reinsurance Interval Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Reinsurance Interval Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Reinsurance Interval Fund’s right to repurchase the securities. Furthermore, in that situation the Reinsurance Interval Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Reinsurance Interval Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). The Reinsurance Interval Fund’s use of reverse repurchase agreements also subjects the Reinsurance Interval Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Reinsurance Interval Fund for purposes of the Reinsurance Interval Fund’s fundamental investment restriction on borrowings if the Reinsurance Interval Fund covers its obligations under these transactions or maintains liquid assets equal in value to its obligations in respect of these transactions.

“When-Issued” and “Delayed-Delivery” Transactions. The Reinsurance Interval Fund may invest in securities on a “when-issued” basis and may purchase or sell securities on a “delayed-delivery” (or “forward-commitment”) basis. “When-issued” and “delayed-delivery” are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Reinsurance Interval Fund. During the period between purchase and settlement, the Reinsurance Interval Fund makes no payment to the issuer and no interest accrues to the Reinsurance Interval Fund from the investment until it receives the security at settlement.

The Reinsurance Interval Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time the obligation is entered into. When the Reinsurance Interval Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Reinsurance Interval Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous.

When the Reinsurance Interval Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Reinsurance Interval Fund’s purpose in entering into delayed-delivery or when-issued purchase transactions is to acquire securities, it may dispose of a commitment prior to settlement. If the Reinsurance Interval Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Reinsurance Interval Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Reinsurance Interval Fund’s net asset value. In a sale transaction, it records the proceeds to be received. The Reinsurance Interval Fund will identify on its books liquid assets at least equal in value to the value of the Reinsurance Interval Fund’s purchase commitments until the Reinsurance Interval Fund pays for the investment.

When-issued and delayed-delivery transactions can be used by the Reinsurance Interval Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Reinsurance Interval Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Reinsurance Interval Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

Bank Loans. The Reinsurance Interval Fund may invest in bank loans. By purchasing a loan, the Reinsurance Interval Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The Reinsurance Interval Fund may hold a loan through another financial institution, and in such cases would be purchasing a “participation” in the loan. The Reinsurance Interval Fund also may purchase loans by assignment from another lender, and in such cases would act as part of a lending syndicate. Many loans are secured by the assets of the borrower, and most impose restrictive covenants that must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Reinsurance Interval Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower as well as the financial institution from which it purchases the loan. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Reinsurance Interval Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Reinsurance Interval Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Reinsurance Interval Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Reinsurance Interval Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Reinsurance Interval Fund will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The Adviser generally will not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the Reinsurance Interval Fund may invest generally are not rated by independent credit rating agencies, a decision by the Reinsurance Interval Fund to invest in a particular loan will depend almost exclusively on the Adviser’s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Reinsurance Interval Fund’s credit quality policy. The loans in which the Reinsurance Interval Fund may invest include those that pay fixed rates of interest and those that pay floating rates — i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Investing directly in loans or other direct debt instruments exposes the Reinsurance Interval Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Transactions in many loans settle on a delayed basis, and the Reinsurance Interval Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Reinsurance Interval Fund’s redemption obligations.

In addition, when holding a loan participation, the Reinsurance Interval Fund is subject to the credit risk of the intermediary financial institution. If the Reinsurance Interval Fund holds its interest in a loan through another financial institution, the Reinsurance Interval Fund likely would not be able to exercise its rights directly against the borrower and may not be able to cause the financial institution to take what it considers to be appropriate action. If the Reinsurance Interval Fund relies on a financial institution to administer a loan, the Reinsurance Interval Fund is subject to the risk that the financial institution may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

Financial Institutions and Government Regulation. The collapse of various large financial institutions and investment funds across the globe and widespread related losses have resulted in an ongoing severe liquidity crisis throughout the global credit markets during the last several years. Sectors of the credit markets continue to experience difficulty including the collateralized mortgage-backed securities and leveraged finance markets, along with various other areas of consumer finance. The lack of transparency and reliable pricing of assets has resulted in some investors withdrawing from the markets for asset-backed securities and related securities. The resulting lack of liquidity has become sufficiently widespread to cause credit issues in areas of the capital markets that have limited exposure to subprime mortgages and has prompted central banks in the United States, the European Union, the United Kingdom and elsewhere to take action to attempt to ease these liquidity issues and has also resulted in the United States experiencing a broad and ongoing economic recession. Delinquencies and losses with respect to certain of these asset types, such as auto loans, have increased and may continue to increase. High unemployment and the continued lack of availability of credit may lead to increased default rates on the collateral underlying many of these securities. As a result, this may adversely affect the performance and market value of the Reinsurance Interval Fund.

If a perception develops that there is or in the future could be renewed regulatory focus on participants who benefit from their participation in any U.S. government-sponsored program, or attempts by legislative and/or regulatory bodies to impose new restrictions and/or taxes and penalties on such participants, possibly even with retroactive effect, then the Reinsurance Interval Fund’s position in such securities may be compromised.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant revisions of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of the Consumer Financial Protection Bureau; the registration and regulation of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Reinsurance Interval Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable. Governments or their agencies also may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Reinsurance Interval Fund’s portfolio holdings.

Investment in Relatively New Issuers. The Reinsurance Interval Fund may occasionally gain exposure to the equities of selected new issuers. Direct or indirect investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies also may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers trade the same securities when the Reinsurance Interval Fund attempts to dispose of its holdings, the Reinsurance Interval Fund may receive lower prices than might otherwise be the case.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Illiquid Securities. The Reinsurance Interval Fund may hold illiquid securities, including, among other instruments, securities of some private issuers, securities traded in unregulated or shallow markets and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund or the Reinsurance Interval Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price or time. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. For the Fund, the shares of the Reinsurance Interval Fund it holds may be deemed to be illiquid at times.

Borrowing Risk. The Fund’s investment portfolio (which will consist primarily of shares of the Reinsurance Interval Fund) and the Reinsurance Interval Fund’s investment portfolio (which consists primarily of reinsurance-related securities) may limit the number of lenders willing to enter into a borrowing arrangement with the Fund or the Reinsurance Interval Fund, result in higher borrowing costs to the Fund or the Reinsurance Interval Fund, or less favorable terms under the arrangement because such securities are higher risk instruments. As a result, the Fund or the Reinsurance Interval Fund may be required to modify its investment program in order to meet the terms of any borrowing arrangement. If so, the Fund or the Reinsurance Interval Fund may not meet its investment objective.

Portfolio Turnover. Purchases and sales of portfolio investments may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s and the Reinsurance Interval Fund’s portfolio turnover rate may vary from year-to-year, as well as within a year. The Fund’s and the Reinsurance Interval Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund and the Reinsurance Interval Fund.

For reporting purposes, the Fund’s and the Reinsurance Interval Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund or the Reinsurance Interval Fund, as the case may be, during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s or the Reinsurance Interval Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Investment Restrictions

Fundamental Investment Restrictions of the Fund

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, a “majority” vote is defined as the vote of the holders of the lesser of: (a) 67% or more of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the meeting; or (b) more than 50% of the outstanding shares of the Fund. Under these restrictions, the Fund:

(1) may not issue senior securities, except as permitted under the 1940 Act;

(2) may not borrow money, except to the extent permitted under the 1940 Act;

(3) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(4) may not invest more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities);

(5) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(6) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; and

(7) may not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities. The Fund may loan no more than one-third of its total assets.

For purposes of construing restriction (4), a large economic or market sector shall not be construed as a single industry or group of industries. As discussed in the Fund’s prospectus and this SAI, the Fund may invest more than 25% of its total assets in a single market sector, specifically, the financial services sector. Issuers of event-linked bonds are generally classified as belonging to the financial services sector. The Fund will be subject to the risks associated with that sector.

In determining whether a transaction is permitted under the 1940 Act, restriction (1) above will not be construed to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or as otherwise permitted by regulatory authority having jurisdiction from time to time.

The Fund has also adopted the following fundamental policies in order to repurchase its shares:

•

The Fund will make an offer to repurchase a designated percentage of the outstanding shares from shareholders (a “Repurchase Offer”) pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time, (1) in the event that the Fund commences investment operations on or before the one-year anniversary of effectiveness of the Trust’s initial registration statement, once on an annual interval occurring twelve months after the commencement of investment operations, and quarterly thereafter; (2) in the event that the Fund commences investment operations after the one-year anniversary but on or before the two-year anniversary of effectiveness of the Trust’s initial registration statement, (a) twice on an annual interval, once immediately before and once twelve months after the commencement of investment operations, and (b) quarterly thereafter; (3) in the event that the Fund commences investment operations after the two-year anniversary of effectiveness of the Trust’s initial registration statement, (a) indefinitely on an annual interval beginning on such two-year anniversary until the Fund commences investment operations, (b) twice on an annual interval, once immediately before and once twelve months after the commencement of investment operations, and (c) quarterly thereafter.

•

The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”). The Fund’s Board will establish the Repurchase Request Deadline for each Repurchase Offer. The Repurchase Request Deadline will ordinarily be on a date approximately seven days before the repurchase occurs but such date may be revised by the Adviser, in its sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it.

•

There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Fund’s net asset value applicable to the Repurchase Offer is determined.

TRUSTEES AND OFFICERS

Board of Trustees

The business and affairs of the Fund are managed under the oversight of the Board subject to the laws of the State of Delaware and the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”). The Trustees are responsible for oversight of the practices and processes of the Fund and its service providers, rather than active management of the Fund, including in matters relating to risk management. The Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest, how Fund management identifies and monitors those risks on an ongoing basis; how Fund management develops and implements controls to mitigate those risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know or guard against all risks, nor are the Trustees guarantors against risk. The officers of the Fund conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.”

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular quarterly meetings, including in-person or telephonic meetings, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. At these meetings, Fund officers provide the Board (or one of its committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, audit results, and insurance and fidelity bond coverage. In addition, it is expected that the Independent Trustees meet at least annually to review, among other things, investment management agreements, service plans and related agreements, transfer agency agreements and certain other agreements, and to consider such other matters as they deem appropriate.

The Board has established two standing committees — an Audit Committee and a Valuation Committee — to assist the Board in its oversight of risk as part of its broader oversight of the Fund’s affairs. The Committees, both of which are comprised solely of the Board’s Independent Trustees, are described below. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.

The Board does not have a lead Independent Trustee. The Board, taking into consideration its oversight responsibility of the Fund, including the Fund’s regular use of fair valuation and the Board’s extensive experience overseeing the development and implementation of fair valuation processes for the Adviser’s other registered funds, believes that its leadership structure is appropriate. In addition, the Board’s use of Committees (each of which is chaired by an Independent Trustee with substantial industry experience) and the chair’s role as chief executive officer of the Adviser, serve to enhance the Board’s understanding of the operations of the Fund and the Adviser.

Information About Each Board Member’s Experience, Qualifications, Attributes or Skills. Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships, are shown below. Unless otherwise noted, each Trustee has held each principal occupation and board membership indicated for at least the past five years. Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.

Independent Trustees(1)

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(3)	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years
Jeffery Ekberg (1965)	Trustee	since 2016	Principal, TPG Capital, L.P. (private equity firm), until 2011; Chief Financial Officer, Newbridge Capital, LLC (private equity firm), until 2011	13	TPG Capital, LLC and affiliates (sponsored investment funds), until 2011.

Daniel Charney (1970)	Trustee	since 2016	Cowen Group (financial services firm), since 2012; Jefferies & Co. (investment bank), until 2011	13	None.

Interested Trustee

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(3)	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years
Ross Stevens (1969) (4)	Trustee, Chairman	since 2016	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012, Magnetar Capital (investment advisory firm) (Investment Committee and Co-Head of Portfolio Managers Committee), until 2012	13	None.

(1)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(2)	Each Trustee serves until resignation or removal from the Board.
(3)	Fund Complex includes Stone Ridge Trust, Stone Ridge Trust II Stone Ridge Trust III and Stone Ridge Trust V, other investment companies managed by the Adviser.
(4)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

Additional Information about the Trustees.

Jeffery Ekberg – Through his experience as a senior officer, director and accountant of financial and other organizations, Mr. Ekberg contributes experience overseeing financial and investment organizations to the Board. The Board also benefits from his experience as a member of the board of other funds.

Daniel Charney – Through his experience as a senior officer of financial and other organizations, Mr. Charney contributes his experience in the investment management industry to the Board.

Ross Stevens – Through his experience as a senior executive of financial organizations, Mr. Stevens contributes his experience in the investment management industry to the Board.

Additional Information about the Board’s Committees.

The Trust has an Audit Committee and a Valuation Committee. The members of both the Audit Committee and the Valuation Committee consist of all the Independent Trustees, namely Messrs. Ekberg and Charney. Mr. Ekberg is the Audit Committee Chair and has been designated as the Audit Committee financial expert. Mr. Charney is the Valuation Committee Chair.

In accordance with its written charter, the Audit Committee’s primary purposes are: (1) to oversee the Trust’s accounting and financial reporting policies and practices, and its internal controls and procedures; (2) to oversee the quality and objectivity of the Trust’s and the Fund’s financial statements and the independent audit thereof; (3) to oversee the activities of the Trust’s Chief Compliance Officer (the “CCO”); (4) to oversee the Trust’s compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, and the Trust’s implementation and enforcement of its compliance policies and procedures thereunder; (5) to oversee the Trust’s compliance with applicable laws in foreign jurisdictions, if any; and (6) to oversee compliance with the Code of Ethics by the Trust and the Adviser.

The Audit Committee reviews the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting.

The Valuation Committee also operates pursuant to a written charter. The duties and powers, to be exercised at such times and in such manner as the Valuation Committee shall deem necessary or appropriate, are as follows: (1) reviewing, from time to time, the Trust’s valuation policy and procedures (the “Valuation Policy”), which Valuation Policy serves to establish policies and procedures for the valuation of the Fund’s assets; (2) making any recommendations to the Trust’s audit committee and/or the Board regarding (i) the functioning of the Valuation Policy, or (ii) the valuation(s) of individual assets; (3) consulting with the Adviser regarding the valuation of the Fund’s assets, including fair valuation determinations of any such assets; (4) periodically reviewing information regarding fair value and other determinations made pursuant to the Trust’s valuation procedures; (5) reporting to the Board on a regular basis regarding the Valuation Committee’s duties; (6) making recommendations in conjunction with the Board’s annual (or other periodical) review of the Trust’s Valuation Policy; (7) periodically reviewing information regarding industry developments in connection with valuation of assets; and (8) performing such other duties as may be assigned to it, from time to time, by the Board.

As of the date of this SAI, neither the Audit Committee nor the Valuation Committee has met.

Trustee Ownership of the Fund. The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustee within the same family of investment companies as of December 31, 2015. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Trustees and executive officers.

	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Independent Trustees
Jeffery Ekberg	none	Over $	100,000
Daniel Charney	none	Over $	100,000
Interested Trustee
Ross Stevens(3)	none	Over $	100,000

(1)	As of December 31, 2015, none of the Trustees owned shares of the Fund because the Fund had not yet begun investment operations.
(2)	Family of Investment Companies includes Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III and Stone Ridge Trust V, other investment companies managed by the Adviser.
(3)	Beneficial ownership through controlled entities.

None of the independent trustees or their family members beneficially owned any class of securities of the Adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the principal underwriter of the Fund, as of December 31, 2015.

Compensation of Board Members. Because the Trust is newly organized, the Trust has not yet paid any compensation to its Trustees. The following table illustrates amounts estimated to be paid for the Fund’s initial fiscal year. Each Trustee who is not an employee of the Adviser is compensated by an annual retainer. Each such Trustee’s compensation is invested in Stone Ridge Funds. The Trust does not pay retirement benefits to its Trustees and officers. The Fund pays a portion of the compensation of the CCO. Other officers and Interested Trustees of the Trust are not compensated by the Fund.

Independent Trustees	Aggregate Compensation From the Fund(1)	Total Compensation From Fund Complex Paid to Trustee(2)
Jeffery Ekberg	$0	$141,250
Daniel Charney	$0	$112,500

(1)	As of the date of this SAI, the Trustees had not received compensation from the Fund because the Fund had not yet begun investment operations.
(2)

Reflects actual direct compensation received during the fiscal year ended October 31, 2015, from series of the Fund Complex that had commenced operations on or before November 1, 2014, which consisted of series of Stone Ridge Trust, Stone Ridge Trust II, and Stone Ridge Trust III, other investment companies managed by the Adviser.

Officers of the Trust

Name (Year of Birth) and Address(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Ross Stevens (1969)	President and Chief Executive Officer	Since 2015	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012; prior to that Magnetar Capital (investment advisory firm) (Investment Committee and Co-Head of Portfolio Managers Committee).

Lauren D. Macioce (1978)	Chief Compliance Officer and Secretary(3)	Since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016(3); prior to that Associate at Ropes & Gray LLP (law firm).

Patrick Kelly (1978)	Treasurer and Principal Financial Officer	Since 2015	Chief Operating Officer of the Adviser, since 2012; prior to that Chief Operating Officer of Quantitative Strategies at Magnetar Capital (investment advisory firm).

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	The term of office of each officer is indefinite.
(3)	Effective February 29, 2016.

Codes of Ethics. The Trust, the Adviser, and the Distributor each have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

The codes of ethics can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics are also available on the EDGAR database of the SEC’s website at www.sec.gov. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, or by e-mail request to publicinfo@sec.gov.

Proxy Voting Policies and Procedures. Attached as Appendix B is the summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objective. Information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 will be available without charge, (1) upon request, by calling (855) 609-3680, and (2) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the Fund’s outstanding equity securities. A control person is one who owns beneficially, either directly or through controlled companies, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of the date of this SAI, the Adviser owned of record and beneficially 100% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Stone Ridge Asset Management LLC is the Adviser of the Fund. The Adviser was organized as a Delaware limited liability company in 2012. The managing member of the Adviser is Ross Stevens. Ross Stevens, Chief Executive Officer and President of the Adviser, Patrick Kelly, Chief Operating Officer of the Adviser, and Lauren D. Macioce, General Counsel of the Adviser, are affiliated persons of the Trust.

Stone Ridge Asset Management LLC serves as the Adviser of the Fund pursuant to an investment advisory agreement. The investment advisory agreement has an initial term of two years from its effective date and continues in effect with respect to the Fund (unless terminated sooner) if its continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Board or the holders of a majority of the outstanding voting securities of the Fund. The investment advisory agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by the Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Adviser. The investment advisory agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the investment advisory agreement, the Adviser agrees to manage the investment and reinvestment of the Fund’s assets, determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested, and continuously review, supervise and administer the investment program of the Fund. The Adviser bears its own operating and overhead expenses attributable to its duties under the investment advisory agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization, and auditing expenses), except that the Fund bears travel expenses (or an appropriate portion thereof) of Trustees or Fund officers who are partners, directors, trustees, or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board or any committees thereof or advisers thereto, and the Fund bears all or a portion of the expenses related to the Fund’s chief compliance officer, as may be approved by the Board from time to time.

The Fund bears all other costs of its operations, including, without limitation, the compensation of the Independent Trustees; ordinary administrative and operating expenses, including the management fee and all expenses associated with the pricing of Fund assets; risk management expenses; ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing and settlement costs), custodial costs and interest charges; professional fees (including, without limitation, expenses of consultants, experts, and specialists); fees and expenses in connection with repurchase offers and any repurchases or redemptions of Fund shares; legal expenses (including legal and other out-of-pocket expenses incurred in connection with the organization of the Fund and the offering of its shares); accounting and auditing expenses incurred in preparing, printing and delivering all reports (including such expenses incurred in connection with any Fund document) and tax information for shareholders and regulatory authorities, and all filing costs, fees, travel expenses and any other expenses directly related to the investment of the Fund’s assets. The Fund will pay any extraordinary expenses it may incur, including any litigation expenses.

As compensation for its services, the Fund pays the Adviser a fee, computed daily and paid monthly in arrears, at the annual rate of 2.00% of the average daily net assets of the Fund. As described in the Prospectus, the Adviser has entered into a contractual expense limitation agreement with the Fund.

As compensation for its services, the Reinsurance Interval Fund pays the Adviser a fee, computed daily and paid monthly in arrears, at the annual rate of 2.00% of the average daily net assets of the Reinsurance Interval Fund. The Fund will pay its pro rata portion of the Reinsurance Interval Fund’s fee, which is excluded from the Fund’s expense limitation.

If the Adviser receives compensation for providing management services to the Subsidiary, the Adviser will not receive compensation from the Reinsurance Interval Fund in respect of the assets of the Reinsurance Interval Fund that are invested in the Subsidiary (i.e., the compensation paid to the Adviser for services to the Reinsurance Interval Fund will be calculated based on the Reinsurance Interval Fund’s average daily net assets excluding the net assets of the Subsidiary). The Adviser does not currently receive a management fee from the Subsidiary.

Portfolio Managers

Mr. Robert Gutmann, Mr. Alexander Nyren, Mr. Benjamin Robbins, Mr. Ross Stevens and Ms. Yan Zhao are jointly and primarily responsible for the day-to-day management of the Fund. The following tables set forth certain additional information with respect to Mr. Gutmann, Mr. Nyren, Mr. Robbins, Mr. Stevens and Ms. Zhao. The information is as of September 30, 2016.

Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts for which Mr. Gutmann, Mr. Nyren, Mr. Robbins, Mr. Stevens and Ms. Zhao have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Gutmann	13	$8,152	0	$0	0	$0
Alexander Nyren	4	$5,127	0	$0	0	$0
Benjamin Robbins	4	$5,127	0	$0	0	$0
Ross Stevens	13	$8,152	0	$0	0	$0
Yan Zhao	4	$5,127	0	$0	0	$0

The table below identifies the number of accounts for which Mr. Gutmann, Mr. Nyren, Mr. Robbins, Mr. Stevens and Ms. Zhao have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Gutmann	0	$0	0	$0	0	$0
Alexander Nyren	0	$0	0	$0	0	$0
Benjamin Robbins	0	$0	0	$0	0	$0
Ross Stevens	0	$0	0	$0	0	$0
Yan Zhao	0	$0	0	$0	0	$0

Potential Conflicts of Interest

The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest. The Adviser attempts to address these potential conflicts of interest through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. The Adviser has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds. The Adviser’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are averaged as to price and allocated between the funds in a manner that is equitable to each fund and in accordance with the amount being purchased or sold by each fund. Trade allocations are reviewed on a periodic basis as part of the Adviser’s trade oversight procedures in an attempt to ensure fairness over time across funds and to monitor whether any fund is systematically favored over time. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds may devote unequal time and attention to the management of those funds. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the funds as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds, the opportunity may be allocated among these several funds, which may limit the fund’s ability to take full advantage of the investment opportunity.

As a result of regulations governing the ability of certain clients of the Adviser to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another client of the Adviser. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which funds or other clients of the Adviser may participate in any particular investment opportunity will take into account the suitability of the investment opportunity for, and the strategy of, the applicable funds or other clients. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriately within the primary strategy of another fund or other client of the Adviser.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds for which he or she exercises investment responsibility, or may decide that certain of the funds should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds. Similarly, the Adviser or its personnel may take positions that are different from those taken by one or more funds.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds than to others.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds that provide greater overall returns to the Adviser and its affiliates.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds that he or she manages. If the structure of the Adviser’s management fee and/or a portfolio manager’s compensation differs among funds (such as where certain funds pay higher management fees), a portfolio manager might be motivated to help certain funds over others. A portfolio manager might be motivated to favor funds in which he or she has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds that could most significantly benefit a portfolio manager.

Portfolio Manager Compensation

As of September 30, 2016, portfolio managers receive a base salary and may also receive a bonus. Compensation of a portfolio manager is determined at the discretion of the Adviser. It may be based on a number of factors including the portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of portfolio managers is not based upon the performance of client accounts that the portfolio managers manage. The Adviser reviews the compensation of each portfolio manager at least annually.

Portfolio Manager Securities Ownership

None of the portfolio managers listed above beneficially owned any shares of the Fund as of the date of this SAI because the Fund had not yet commenced operations.

Principal Underwriter

Quasar Distributors, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), is the principal underwriter of shares of the Fund. Shares may be purchased only through the Distributor. The Distributor acts as the distributor of shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of a distributor’s contract with the Fund. The Distributor is not obligated to sell any specific amount of shares of the Fund. The Distributor will also act as agent for the Fund in connection with repurchases of shares.

Other Service Providers

Administrator

The Trust has entered into an administration agreement with U.S. Bancorp Fund Services, LLC (the “Administrator”) pursuant to which the Administrator provides administrative services to the Fund. The Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of the Fund; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its bad faith, negligence or willful misconduct in the performance of its duties.

U.S. Bancorp Fund Services, LLC also serves as fund accountant to the Fund under a separate agreement with the Trust and is responsible for calculating the Fund’s total NAV, total net income and NAV per share of the Fund on a daily basis.

Transfer Agent/Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) is the transfer agent for the Fund’s shares and the dividend disbursing agent for payment of dividends and distributions on Fund shares. The principal business address of the Transfer Agent is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Custodian

U.S. Bank, NA (the “Custodian”), located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund.

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as the Fund’s independent registered public accountant. Ernst & Young LLP provides audit services and assistance and consultation in connection with the review of SEC filings and certain tax compliance services. Ernst & Young LLP is located at 5 Times Square, New York, New York 10036.

Counsel

Ropes & Gray LLP serves as counsel to the Fund, and is located at 800 Boylston Street, Boston, Massachusetts 02199.

PURCHASE AND REDEMPTION OF SHARES

The Fund currently offers one class of shares. The Declaration of Trust authorizes the issuance of an unlimited number of shares. The Trustees of the Fund have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. The Trustees of the Fund may designate additional series and classes in the future from time to time.

The shares will be issued with a par value of $0.01 per share. All shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The shares will, when issued, be fully paid and non-assessable by the Fund and will have no preemptive or conversion rights to cumulative voting.

The shares are designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for short-term trading purposes.

Unlike most closed-end funds, the Fund expects to continuously offer its shares. The Fund’s shares will not be listed on any securities exchange and will not be publicly traded. Thus, there is no secondary market for the Fund’s shares and the Fund expects that no secondary market will develop. In order to provide liquidity to shareholders, the Fund has determined that, twelve months after the commencement of investment operations and quarterly thereafter, it will make offers to repurchase a portion of the Fund’s outstanding shares at NAV subject to approval of the Fund’s board of trustees (the “Board of Trustees” or the “Board”) and in all cases such repurchases will be for at least 5% and not more than 25% of its outstanding shares at NAV. In connection with any given Repurchase Offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is also possible that a Repurchase Offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. After a catastrophic insured loss event, particularly in the U.S., the reinsurance industry will have to pay out a significant amount of capital and will, therefore, have less capital available to underwrite risks in the immediately following years. Having access to stable, long-term capital, especially after a catastrophically large loss, is a key concern for reinsurers and, therefore, a potential opportunity for investors. The Fund is intended to serve as a vehicle to allow investors to maintain or grow their exposure to the reinsurance asset class at such time. In order to take advantage of potential post-event opportunities for investors, the Fund does not anticipate that it will begin selling shares or accepting offers to purchase shares (“commencement of investment operations”) unless and until the Reinsurance Interval Fund experiences a material drawdown. Such a loss is likely to be due to U.S. event(s), but may also result from events outside the U.S. Upon commencement of investment operations, the Fund intends to offer the shares in a continuous offering of its shares at net asset value, plus the applicable sales charge. There can be no assurance that the Fund will offer its shares on a continuous basis, or if so offered, that it will do so indefinitely. Approximately 9 months after the Fund commences investment operations, the Fund’s Adviser is expected to recommend to the Fund’s board of trustees (the “Board”) that the Fund be reorganized with and into the Reinsurance Interval Fund effective as of the 1 year anniversary of the Fund’s commencement of investment operations (the “Reorganization”). The Reorganization would be effectuated at the discretion of the Board and is not expected to require shareholder approval. Until the Reorganization or, if the Reorganization is not consummated, until the first repurchase offer, investors will be unable to sell their shares. The Board will endeavor to consummate the Reorganization at a time that allows investors an opportunity to participate in a repurchase offer shortly thereafter, but it is possible that the next repurchase offer in the Reinsurance Interval Fund may be up to approximately four months after the Reorganization. For example, if the Fund consummated the Reorganization immediately after the Reinsurance Interval Fund sent repurchase request notifications to its shareholders in the middle of October of a given year, an investor would be entitled to participate in the following repurchase offer, for which the Reinsurance Interval Fund would send repurchase request notifications in the end of January of the following year.

COMPUTATION OF NET ASSET VALUE

The Fund’s shares are valued as of a particular time (the “Valuation Time”) on the last day of each week and last day of each month (if different) that the New York Stock Exchange (“NYSE”) opens for business. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Trust expects that the holidays upon which the NYSE will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Because the Fund invests all or substantially all of its assets in the Reinsurance Interval Fund, the value of the assets of the Fund will depend on the value of its pro rata interest in the Reinsurance Interval Fund investments. The Valuation Procedures are identical to those of the Reinsurance Interval Fund. This section describes the manner in which the investments of the Reinsurance Interval Fund are valued and the Reinsurance Interval Fund’s (and, therefore, the Fund’s) NAV is computed. Fund liabilities plus any distribution and/or servicing fees and any other expenses are deducted from the Fund’s assets, and the resulting amount is divided by the number of shares outstanding to produce the Fund’s per share NAV. In accordance with regulations governing registered investment companies, the Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in the NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board has approved procedures pursuant to which the Fund will value its investments (the “Valuation Procedures”). The Trustees have established a Valuation Committee comprised of officers of the Adviser to which they have delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board. In accordance with these procedures, the Fund’s investments for which market quotations are readily available are valued at market value. Listed below is a summary of certain of the methods generally used to value investments (some or all of which may be held by the Fund) under the Valuation Procedures:

Short-term debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

Event-linked bonds are valued at the average bid price provided by an external pricing service based on bids issued by established market makers and/or insurance companies (or, issued by one broker, insurance or reinsurance company, if only one quote is available).

Equity securities are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Funds’ investments in publicly traded foreign equity securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE.

Exchange-traded options are valued at the settlement price on the exchange or mean of the bid and asked prices. OTC options are valued based on quotations obtained from a pricing service or from a broker (typically the counterparty to the option).

Non-exchange traded derivatives are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

With respect to pricing of certain reinsurance-related event-linked or similar restricted securities for which at least one independent market-maker or two independent brokers regularly provide firm bids, the Funds will utilize an independent data delivery vendor to aggregate and provide this pricing data to the Administrator. If the independent data delivery vendor cannot obtain independent firm bids for such securities, but there is an independent market maker or independent brokers who will supply firm bids for such securities, then the Adviser may supply the Administrator with a contact from whom to obtain such bids. If, with respect to such securities, such independent firm bids are not available, but at least one independent firm or indicative bid is available, then the Adviser Valuation Committee may use that bid (or the average of those bids if more than one) as the value of the security if the Adviser Valuation Committee determines that such value is reasonable, and may consider internal and/or independent external models in making that determination.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable or infrequent), the Fund’s investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund and the Reinsurance Interval Fund are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund and the Reinsurance Interval Fund). Some securities considered for investment by the Fund or the Reinsurance Interval Fund also may be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund or the Reinsurance Interval Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund or the Reinsurance Interval Fund, as applicable, and clients in a manner deemed fair and reasonable by the Adviser. The Adviser will generally execute transactions for the Fund and the Reinsurance Interval Fund on an aggregated basis when the Adviser believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or other transaction costs that might have otherwise been paid had such orders been placed independently. Aggregation, or “bunching,” describes a procedure whereby an investment adviser combines the orders of two or more clients into a single order for the purpose of obtaining better prices and lower execution costs.

Brokerage and Research Services

There is generally no stated commission in the case of securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund and the Reinsurance Interval Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund and the Reinsurance Interval Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund or the Reinsurance Interval Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund or the Reinsurance Interval Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund or the Reinsurance Interval Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund or the Reinsurance Interval Fund through multiple brokers and dealers. The Adviser will place trades for execution only with approved brokers or dealers. In effecting such purchases and sales, the Adviser seeks the most favorable price and execution of the Fund’s and the Reinsurance Interval Fund’s orders. In doing so, the Fund and the Reinsurance Interval Fund may pay higher commissions than the lowest available when the Adviser believes it is reasonable to do so. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s and the Reinsurance Interval Fund’s best interests, considers all factors it deems relevant, including, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives services from many broker-dealers with which the Adviser places the Fund’s and the Reinsurance Interval Fund’s portfolio transactions. These services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund and the Reinsurance Interval Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s and the Reinsurance Interval Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Fund and the Reinsurance Interval Fund. Conversely, research and brokerage services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund and the Reinsurance Interval Fund, although not all of these services may be necessarily useful and of value to the Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act, the Adviser may cause the Fund or the Reinsurance Interval Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund or the Reinsurance Interval Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser makes a good faith determination that the commissions are reasonable in relation to the value of brokerage and research services provided, viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to all discretionary accounts.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund or the Reinsurance Interval Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund or the Reinsurance Interval Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of their most recent fiscal year and state the value of such holdings. As of the date of this SAI, the Fund did not hold any securities of its regular brokers or dealers or their parent companies because the Fund had not yet begun investment operations.

TAX STATUS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of the preparation of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of federal, state, local and non-U.S. tax laws.

The Fund invests all or substantially all of its assets in the Reinsurance Interval Fund, and so all or substantially all of the Fund’s income will be as a result of distributions or deemed distributions from the Reinsurance Interval Fund. Therefore, as applicable, references to the U.S. federal income tax treatment of the Fund, including to the assets owned, income earned by or decisions made by or on behalf of the Fund, will be to or will include the Reinsurance Interval Fund, and, as applicable, the assets owned, income earned by or decisions made by or on behalf of the Reinsurance Interval Fund.

Taxation of the Fund

The Fund intends to elect and intends to qualify and be treated each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)

distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. In addition, if the Fund were to own 20% or more of the voting interests of the Reinsurance Interval Fund, subject to certain exceptions, the Fund would be required to “look through” the Reinsurance Interval Fund to its holdings and combine the appropriate percentage of the Reinsurance Interval Fund’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described in (b)(ii) above.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% gross income test, described in (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.

Whether the Fund meets the asset diversification test described above will depend on whether the Reinsurance Interval Fund qualifies as a regulated investment company. If the Reinsurance Interval Fund were to fail to meet the income, diversification or distribution test and were ineligible to or otherwise were not to cure such failure, the Fund would as a result itself fail to meet the asset diversification test and would likely be unable to cure such failure.

The Reinsurance Interval Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a regulated investment company. An adverse determination or future guidance by the IRS might affect the Fund’s ability to qualify for such treatment. The tax treatment of certain investments under one or more of the qualification or distribution tests applicable to regulated investment companies may not be certain.

The Reinsurance Interval Fund invests in a wholly-owned Subsidiary that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Subsidiary intends to ensure that income recognized by the Reinsurance Interval Fund in respect of the Subsidiary will be qualifying income by making a distribution out of its earnings and profits to the Reinsurance Interval Fund at least once during every taxable year, and the Reinsurance Interval Fund will limit its investments in the Subsidiary in the aggregate to 25% of the Fund’s total assets.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund generally will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute to its shareholders at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), any net tax-exempt income and any net capital gains. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long the Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to shareholders as long-term capital gains, includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income, and shareholders will not be able to offset distributions of the Fund’s net short-term capital gains with capital losses that they recognize with respect to their other investments. As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years without expiration to offset capital gains, if any realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. For information regarding qualified dividend income received by the Fund from the Reinsurance Interval Fund, see “Investment in the Reinsurance Interval Fund” below.

If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividends received by the Fund from the Reinsurance Interval Fund, see “Investment in the Reinsurance Interval Fund” below.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and distributions on shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized undistributed income or gains, that were therefore included in the price the shareholder paid. The Fund may be required to distribute realized income or gains regardless of whether the Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

Sale, Exchange or Redemption of Shares

The repurchase, sale or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shareholder has held the shares for more than 12 months. Otherwise the gain or loss will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders who offer all of the shares they hold or are deemed to hold in response to an offer to repurchase Fund shares generally will be treated as having sold their shares and generally will recognize a capital gain or loss, as described in the preceding paragraph. However, if a shareholder tenders fewer than all of its shares, such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the redemption is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “non essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its Fund shares, and thereafter as capital gain. Where a redeeming shareholder is treated as receiving a dividend, there is a risk that other shareholders of the Fund whose percentage interests in the Fund increase as a result of such redemption will be treated as having received a taxable distribution from the Fund.

The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for qualification as a RIC. The Fund could also recognize income in connection with its liquidation of a portion of its investment in the Reinsurance Interval Fund to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Investment in the Reinsurance Interval Fund

Because the Fund will invest all or substantially all of its assets in the Reinsurance Interval Fund, its distributable income and gains will normally consist entirely of distributions (or deemed distributions) from the Reinsurance Interval Fund and gains and losses on the disposition of shares of the Reinsurance Interval Fund. To the extent that the Reinsurance Interval Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to benefit from those losses until and only to the extent that (i) the Reinsurance Interval Fund realizes gains that it can reduce by those losses, or (ii) the Fund is able to recognize its share of those losses when it disposes of shares of the Reinsurance Interval Fund in a transaction qualifying for sale or exchange treatment. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of the Reinsurance Interval Fund’s shares against its ordinary income (including distributions of any net short-term capital gains realized by the Reinsurance Interval Fund).

When the Reinsurance Interval Fund makes a tender offer for its shares, there is a risk that non-tendering shareholders in the Reinsurance Interval Fund, and other shareholders of the Reinsurance Interval Fund who tender some but not all of their shares therein or not all of whose shares therein are repurchased, in each case whose percentage interests in the Reinsurance Interval Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Reinsurance Interval Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Reinsurance Interval Fund. As a result, there is a risk that the Fund may be treated as having received a taxable dividend from the Reinsurance Interval Fund in such instances. Dividend treatment of a tender by the Fund would affect the amount and character of income required to be distributed by both the Fund and the Reinsurance Interval Fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise, it would be taxable as ordinary income.

If the Fund receives dividends from the Reinsurance Interval Fund, and the Reinsurance Interval Fund reports such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to report a corresponding portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the Reinsurance Interval Fund.

If the Fund receives dividends from the Reinsurance Interval Fund, and the Reinsurance Interval Fund reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a corresponding portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Reinsurance Interval Fund.

Because the Fund will invest substantially all of its assets in the Reinsurance Interval Fund and provided that the Reinsurance Interval Fund qualifies as a regulated investment company, the Fund expects to qualify as a “qualified fund of funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year). If the Fund does so qualify, it will be eligible to elect to pass through to its shareholders any foreign income and other similar taxes paid by the Fund or, if the Reinsurance Interval Fund is eligible to elect and so elects to pass such taxes through to its shareholders, paid by the Reinsurance Interval Fund. However, even if the Fund or the Reinsurance Interval Fund qualifies to make the election for any year, it may determine not to do so. See “Foreign Taxation” below for more information.

Passive Foreign Investment Companies

A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. It is not always possible to identify a foreign corporation as a PFIC, and the Reinsurance Interval Fund may therefore incur the tax and interest charges described above in some instances.

Equity investments by the Reinsurance Interval Fund in PFICs could potentially subject the Reinsurance Interval Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. The Reinsurance Interval Fund cannot eliminate this tax by making distributions to its shareholders. However, the Reinsurance Interval Fund may elect to avoid the imposition of that tax. For example, if the Reinsurance Interval Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Reinsurance Interval Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Reinsurance Interval Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Reinsurance Interval Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Reinsurance Interval Fund to avoid taxation. Making either of these elections therefore may require the Reinsurance Interval Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Reinsurance Interval Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Controlled Foreign Corporations

Certain of the foreign issuers in which the Reinsurance Interval Fund invests may be “controlled foreign corporations” (“CFCs”) for U.S. federal income tax purposes. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. Generally, a foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” If the Reinsurance Interval Fund is a “U.S. Shareholder” of a CFC, it will be required to include in gross income for U.S. federal income tax purposes all of the CFC’s “subpart F income” (defined below), whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Reinsurance Interval Fund and thus will not be available to offset income or capital gain generated from the Reinsurance Interval Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent tax years. The Reinsurance Interval Fund’s recognition of any subpart F income from an investment in a CFC will increase its tax basis in such CFC. Distributions by the CFC to the Reinsurance Interval Fund will be tax-free, to the extent of the CFC’s previously undistributed subpart F income, and will correspondingly reduce the Reinsurance Interval Fund’s tax basis in the CFC, and any distributions in excess of the Reinsurance Interval Fund’s tax basis in such CFC will be treated as realized gain. To the extent the Reinsurance Interval Fund recognizes subpart F income in excess of actual cash distributions from a CFC, the Reinsurance Interval Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.

The Subsidiary will be a CFC and the Reinsurance Interval Fund will be a U.S. Shareholder thereof. Therefore, the rules described in the preceding paragraph will apply to the Reinsurance Interval Fund’s investment in the Subsidiary. A foreign corporation such as the Subsidiary generally will not be subject to U.S. taxation unless it is treated as engaged in a U.S. trade or business. The Subsidiary expects to operate in a manner such that it is not so treated; if it were, the Subsidiary would be subject to U.S. federal income tax on a net basis at a rate of 35% and would be subject to an additional 30% branch profits tax, thus reducing the yield of the Reinsurance Interval Fund’s investment in the Subsidiary.

Foreign Taxation

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Reinsurance Interval Fund’s assets at the close of the taxable year consist of the securities of foreign corporations, the Reinsurance Interval Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Reinsurance Interval Fund to foreign countries in respect of foreign securities that the Reinsurance Interval Fund has held for at least the minimum period specified in the Code. For this purpose, “securities of foreign corporations” generally includes securities of foreign governments. In such cases, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Reinsurance Interval Fund. Provided the Fund is a qualified fund of funds, it also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by the Reinsurance Interval Fund. Even if the Fund or the Reinsurance Interval Fund were eligible to make such an election for a given year, it may determine not to do so. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. For example, shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. In addition, shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Original Issue Discount, Pay-In-Kind Securities and Market Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Reinsurance Interval Fund’s taxable income (and required to be distributed by the Reinsurance Interval Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of inflation-indexed bonds will also be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance, that are acquired by the Reinsurance Interval Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Reinsurance Interval Fund may elect to accrue market discount currently, in which case the Reinsurance Interval Fund will be required to include the accrued market discount in the Reinsurance Interval Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Reinsurance Interval Fund’s income, will depend upon which of the permitted accrual methods the Reinsurance Interval Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. Generally, the Reinsurance Interval Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. The Reinsurance Interval Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Reinsurance Interval Fund holding the security receives no interest payment in cash on the security during the year.

If the Reinsurance Interval Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Reinsurance Interval Fund actually received. Such distributions may be made from the cash assets of the Reinsurance Interval Fund or if necessary, by liquidation of portfolio securities (including when it is not advantageous to do so). The Reinsurance Interval Fund may realize gains or losses from such liquidations. In the event the Reinsurance Interval Fund realizes net capital gains from such transactions, the Fund, and therefore the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where the Reinsurance Interval Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Reinsurance Interval Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Reinsurance Interval Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Reinsurance Interval Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Reinsurance Interval Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Reinsurance Interval Fund. Tax rules are not entirely clear about issues such as whether, when or to what extent the Reinsurance Interval Fund should recognize market discount on a debt obligation; when the Reinsurance Interval Fund may cease to accrue interest, OID or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Reinsurance Interval Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Reinsurance Interval Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Reinsurance Interval Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest. Interest paid on debt obligations owned by the Reinsurance Interval Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Derivative Transactions

The Reinsurance Interval Fund’s transactions in derivative instruments, as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Reinsurance Interval Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Reinsurance Interval Fund, defer losses to the Reinsurance Interval Fund, and cause adjustments in the holding periods of the Reinsurance Interval Fund’s securities. These rules, therefore, could affect the amount, timing and character of distributions to the Fund, and therefore by the Fund to its shareholders. Because these and other tax rules applicable to the Reinsurance Interval Fund’s investments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules may affect whether the Reinsurance Interval Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of the Reinsurance Interval Fund’s investments in derivative instruments and in foreign-currency denominated instruments, and any of the Reinsurance Interval Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Reinsurance Interval Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If the Reinsurance Interval Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Reinsurance Interval Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, the Reinsurance Interval Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Reinsurance Interval Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Foreign Currency Transactions

The Reinsurance Interval Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate distributions by the Reinsurance Interval Fund to the Fund, and therefore by the Fund to its shareholders and increase the distributions taxed to Fund shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Reinsurance Interval Fund to offset income or gains earned in subsequent taxable years.

Non-U.S. Shareholders

In general, the Fund’s dividends are not subject to a U.S. withholding tax when paid to a shareholder that is not a “U.S. Person within the meaning of the Code (such a shareholder, a “foreign shareholder”) to the extent properly reported by the Fund as (1) interest-related dividends or short-term capital gains dividends, each as defined below and subject to certain conditions described below, (2) Capital Gain Dividends or (3) distributions treated as a return of capital with respect to such foreign shareholder.

The exception to withholding for “interest-related dividends” generally applies with respect to distributions (other than distributions to a foreign shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”). The exception to withholding for “short-term capital gain dividends” generally applies with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution or (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund (“short-term capital gain dividends”). The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. If Reinsurance Interval Fund pays distributions of interest-related or short-term capital gain dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. These exemptions from withholding will not be available to foreign shareholders of the Fund if it does not currently report its dividends as interest-related or short-term capital gain dividends. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends and short-term capital gain dividends (e.g., distributions attributable to dividends and foreign-source interest income) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends, interest-related dividends or short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or Form W-8BEN-E, or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation. A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Expenses Subject to 2% “Floor” and Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 shareholders at all times during a taxable year and its shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a “publicly offered” RIC for one or more of its taxable years. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and are deductible by those shareholders, subject to the 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of the ordinary dividends the Fund pays to that shareholder and, on or after January 1, 2017 (which date, under recent Treasury guidance, is expected to be delayed until on or after January 1, 2019), 30% of the gross proceeds of share repurchases or exchanges and certain Capital Gain Dividends it pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of such an investment on their particular tax situation.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Tax Basis Information

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

DESCRIPTION OF THE TRUST

The Trustees are responsible for the management and supervision of the Trust. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund or other series of the Trust with or without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Fund is the only series of the Trust. To the extent permissible by law, additional series may be added in the future.

The shares of the Fund represent an equal proportionate interest in the net assets attributable to such shares of the Fund. Shareholders have certain exclusive voting rights on matters relating to their respective distribution plan, if any. Different classes of the Fund, if any, may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of a majority of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

The Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust further provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Trust provides for indemnification by the Trust of Trustees and officers of the Trust, however, such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Fund reserves the right to reject any purchase order application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. The Fund does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the Fund from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify the transfer agent of a different intent. A shareholder’s account is governed by the laws of the State of Delaware. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

OTHER INFORMATION

Miscellaneous

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

In the interest of economy and convenience, the Fund does not issue certificates representing the Fund’s shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and repurchase orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

FINANCIAL STATEMENTS

Stone Ridge Trust IV

Stone Ridge Post-Event Reinsurance Fund

Report of Independent Registered Public Accounting Firm and Financial Statements

As of September 30, 2016

Stone Ridge Trust IV

Stone Ridge Post-Event Reinsurance Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Stone Ridge Trust IV

We have audited the accompanying statement of assets and liabilities of Stone Ridge Post-Event Reinsurance Fund (the portfolio constituting Stone Ridge Trust IV (the Trust)), as of September 30, 2016. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stone Ridge Post-Event Reinsurance Fund (the portfolio constituting Stone Ridge Trust IV) at September 30, 2016 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, NY

October 21, 2016

Stone Ridge Trust IV

Stone Ridge Post-Event Reinsurance Fund

Statement of Assets and Liabilities

September 30, 2016

Stone Ridge Post-Event Reinsurance Fund
Assets:
Cash	$100,000

Total Net Assets:	$100,000

Net Assets Consist of:
Capital Stock	$100,000

Total Net Assets:	$100,000

Capital shares outstanding, no par value, unlimited shares authorized	10,000

Net asset value, offering price and redemption price per share	$10.00

The accompanying notes are an integral part of these financial statements

Stone Ridge Trust IV

Stone Ridge Post-Event Reinsurance Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

1.	Organization

Stone Ridge Trust IV (the “Trust”) was organized as a Delaware statutory trust on October 9, 2015, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a continuously-offered closed-end management investment company issuing shares. The Trust’s sole series is the Stone Ridge Post-Event Reinsurance Fund (the “Fund”). The Fund is non-diversified for the purposes of the 1940 Act.

As of September 30, 2016, the Trust has had no operations other than those actions relating to organizational and registration matters, including the sale and issuance to Stone Ridge Asset Management LLC (the “Adviser”) of 10,000 shares of the Fund at an aggregate purchase amount of $100,000. The proceeds of the 10,000 shares were held in cash. There are an unlimited number of authorized shares. The investment objective of the Fund is long-term capital appreciation. The Fund will pursue its investment objective by investing all or substantially all of its assets in Stone Ridge Reinsurance Risk Premium Interval Fund (the “Reinsurance Interval Fund”), a closed-end management investment company; for this reason, the Fund’s investment objective is the same as that of, and the Fund’s policies (through investments in the Reinsurance Interval Fund) are substantially the same as those of, the Reinsurance Interval Fund. The Reinsurance Interval Fund pursues its investment objective by investing in reinsurance-related securities, including event-linked bonds, shares or notes issued in connection with quota shares (“Quota Share Notes”), shares or notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), shares or notes issued in connection with industry loss warrants (“ILW Notes”) and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”). Under normal circumstances, the Reinsurance Interval Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in reinsurance-related securities. Reinsurance-related securities typically are below investment-grade or are unrated. Reinsurance-related debt securities that are below investment-grade may be referred to as “junk bonds.” Accordingly, the Reinsurance Interval Fund’s portfolio will be primarily invested in high yield, high risk securities. The Reinsurance Interval Fund may also enter into other types of investments that enable the Reinsurance Interval Fund to provide risk transfer services, as the Adviser may consider appropriate from time to time.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

(b) Indemnifications

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(c) Federal Income Taxes

The Fund intends to qualify for treatment as a “regulated investment company’ under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

3.	Agreements

(a) Investment Advisory Agreement

Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) is the investment adviser of the Fund. The Adviser was organized as a Delaware limited liability company in 2012. Its primary place of business is at 510 Madison Avenue, 21st Floor, New York, NY 10022. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund. The Adviser is responsible for all business activities and oversight of the investment decisions made for its Funds.

Upon commencement of operation and in return for providing management services to the Fund, the Fund will pay the Adviser an annual fee of 2.00% of the Fund’s average daily net assets.

The Adviser has agreed to permanently waive all advisory fees payable to the Adviser pursuant to the investment management agreement described above that are attributable to assets of the Fund invested in another registered investment company advised by the Adviser. Through the one-year anniversary of the date the Fund commences investment operations, the Adviser has agreed to pay or otherwise bear operating and other expenses of the Fund (including organizational and offering expenses, but excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses (including all fees and expenses of the Reinsurance Interval Fund), taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business) solely to the extent necessary to limit the total annualized expenses of the Fund to 0.00% of the average daily net assets of the Fund.

(b) Distributor

Quasar Distributors, LLC (the “Distributor”) serves as the Fund’s Distributor. Its principal business address is 615 East Michigan Street, Milwaukee, WI, 53202. The Distributor is an affiliate of U.S. Bank, N.A.

(c) Administrator, Custodian and Transfer Agent

The custodian to the Trust is U.S. Bank, N.A., located at 1555 N RiverCenter Drive, Suite 302, Milwaukee, WI 53212. The administrator and transfer agent to the Trust is U.S. Bancorp Fund Services, LLC, an affiliate of US. Bank, N.A., located at 615 East Michigan Street, Milwaukee, WI 53202.

4.	Organization and Offering Costs

Organization costs consist of costs incurred to establish the Fund and enable it legally to do business. Organization costs are paid by the Adviser and are estimated to be $200,496. Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are paid by the Adviser and are estimated to be $319,616. The Adviser will not seek reimbursement from the Fund for the organizational or offering costs it paid on behalf of the Fund.

5.	Capital Shares

The Fund will be continuously offering an unlimited number of shares through the Distributor. Shares are offered in a continuous offering at the Fund’s current NAV per share.

The Fund is a closed-end “interval” fund and will make periodic offers to repurchase shares. Except as permitted by the Fund’s structure, no shareholder will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.

The Fund will make a repurchase offer twelve months after commencement of investment operations and quarterly thereafter for at least 5% and not more than 25% of the Fund’s outstanding shares. In connection with any given repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased.

6.	Related Parties

At September 30, 2016, the officers of the Trust were also employees of the Adviser.

FINANCIAL STATEMENTS OF THE REINSURANCE INTERVAL FUND

The audited financial statements and the notes thereto in the Reinsurance Interval Fund’s Annual Report to Shareholders for the fiscal period ended on October 31, 2015, as filed with the SEC on January 8, 2016 (File No. 811-22870) (the “Annual Report”), are incorporated into this SAI by reference. The financial statements included in the Annual Report have been audited by Ernst & Young LLP, whose report thereon is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Copies of the Annual Report may be obtained at no charge by calling the Fund at (855) 609-3680. The unaudited financial statements and the notes thereto in the Reinsurance Interval Fund’s Semi-Annual Report to Shareholders for the period ended on April 30, 2016, as filed with the SEC on July 8, 2016 (File No. 811-22870) (the “Semi-Annual Report”), are incorporated into this SAI by reference. No other parts of the Semi-Annual Report are incorporated by reference herein. Copies of the Semi-Annual Report may be obtained at no charge by calling the Fund at (855) 609-3680.

APPENDIX A

SECURITIES RATINGS

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources, which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s and Standard & Poor’s.

Moody’s Ratings*

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

*Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings*

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR—This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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APPENDIX B

STONE RIDGE ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	Governing Standards

Stone Ridge Asset Management LLC (the “Adviser”) has adopted written proxy voting policies and guidelines (“the Proxy Policy”) as required under Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940 (“Advisers Act”). In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, waivers and consents under applicable indentures. The Proxy Policy, which has been designed to ensure that Adviser votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures to mitigate conflicts of interests between clients and Adviser and its advisory affiliates1 when voting proxies.

II.	Policy

The Proxy Policy applies to those client accounts that contain voting securities and for which Adviser has been delegated the authority to vote client proxies. When voting proxies for client accounts, Adviser’s primary objective is to make voting decisions solely in the best interest on behalf of all clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or “Proxy Voting Service”) to assist it in researching, recordkeeping and voting of proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines, ISS’ U.S. Proxy Voting Summary Guidelines. These guidelines have been approved by Adviser, and though Adviser intends to vote consistent with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, Adviser may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities or other debt instruments, the Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

Adviser may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual’s account portfolio or in the aggregate with all clients; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In addition, neither Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that Adviser is aware of a material vote on behalf of the mutual fund and Adviser has the ability to call back loans and is aware of the securities on loan by the custodian, Adviser may call back the loan and vote the proxy if time permits.

Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent Proxy Voting Service, subject to specific provisions in a client’s account documentation related to exception voting. In fulfilling its obligations to clients, Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

[1]

A firm’s advisory affiliates are defined in this Policy to include: 1) all officers, partners, directors (or any person performing similar functions); 2) all persons directly or indirectly controlling or controlled by the adviser; and 3) all current employees.

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III.	Conflicts of Interest Procedures

For voting of securities, Adviser believes that application of the guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the guidelines. As a general practice, Adviser will vote in accordance with the voting recommendation provided by the Proxy Voting Service. In the event that Adviser wishes to vote against the independent voting recommendation, Adviser requires Chief Compliance Officer (“CCO”) approval prior to a vote being cast.

For voting of fixed income securities, Adviser believes the potential for material conflicts of interest to arise between the interests of the client and the interests of Adviser is limited. However, there may be a potential for a conflict of interest which Adviser or its related persons or entities may be a named party to, or participating in a bankruptcy work-out or other similar committee with respect to the issuer. In such instances the portfolio manager must notify the CCO prior to casting any decision on behalf of clients.

Upon the identification or notice received by the CCO that there is a conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material conflict of interest, the CCO has final decision-making authority regarding Adviser’s course of action for the proxy. The CCO’s determination will be based on maximizing value for Adviser’s Clients.

IV.	Voting Guidelines

For accounts that invest in voting securities, Adviser has approved the ISS’ U.S. Proxy Voting Summary Guidelines. These guidelines are intended to provide a general overview of ISS’ United States Policy Guidelines by highlighting the key policies that ISS applies to companies listed in the United States. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors.

For a list of the voting guidelines please visit:

http://www.issgovernance.com/policy/2013/policy_information

V.	Amendment

Adviser may, from time to time, amend this Policy, and/or adopt such interpretations of this Policy as it deems appropriate provided, however, that such changes are approved by Adviser management.

Adviser will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. All reports and any other information filed with Adviser pursuant to this Policy shall be treated as confidential, except that the same may be disclosed to Adviser’s management, any regulatory or self-regulatory authority or agency upon its request, or as required by law or court or administrative order. All records of Adviser’s proxy voting policies and voting activity are retained in accordance with Rule 204 2(C)(2) of the Advisers Act.

VI.	Information Available to Clients

If you require additional information on this policy or on how proxies were voted, please contact the CCO.

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